Travelers Series Fund Inc.

------------------
Prospectus
------------------

February 28, 2001



                                   [GRAPHIC]



           Equity Funds                              Fixed Income Funds
------------------------------------       -------------------------------------

     Alliance Growth Portolio                   MFS Total Return Portfolio

  Van Kampen Enterprise Portfolio           Putnam Diversified Income Portfolio





  ---------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE VALUE
  ---------------------------------------------------------------------------

Shares of each fund are offered only to insure company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to four of those funds. Each fund offers different levels of potential return and involves different levels of risk.
--------------------------------------------------------------------------------

Investments, Risk and Performance                                           Page
--------------------------------------------------------------------------------
Alliance Growth Portfolio..................................................    2

Van Kampen Enterprise Portfolio............................................    4

MFS Total Return Portfolio.................................................    6

Putnam Diversified Income Portfolio........................................    8

More on the Funds' Investments and Related Risks...........................   10

Management.................................................................   14

Share Transactions.........................................................   17

Share Price................................................................   17

Dividends, Distributions and Taxes.........................................   18

Financial Highlights.......................................................   19

--------------------------------------------------------------------------------

     Investments, Risks and Performance

Alliance Growth Portfolio

 Investment objective

 Long-term growth of capital.

 Principal investment strategies

 Key investments The fund invests primarily in equity securities of U.S. companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stock, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

 The fund may also invest in fixed income securities for
 capital appreciation, including lower quality fixed
 income securities.
--------------------------------------------------------------------------------

                   Selection process

                   The subadviser emphasizes individual security selection while spreading investments among many industries and sectors. The subadviser identifies individual companies that it believes offer exceptionally high prospects for growth and uses qualitative analysis to control risk. The subadviser also over- and underweights particular industry sectors depending on the subadviser's outlook for each sector.

                   In selecting individual companies and sectors for investment the subadviser looks for the following:

                   . Favorable earnings outlook
                   . Above average growth rates at reasonable market
                     valuations
                   . Experienced and effective management
                   . High relative return on invested capital
                   . Strong financial condition
                   . Effective research, product development and marketing

Travelers Series Fund

Principal risks of investing in the fund

While investing in growth securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . Stock markets decline.
 . Growth stocks are temporarily out of favor.
 . An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.
 . The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Russell 1000 Index, a broad-based unmanaged index of smaller capitalization stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart


                             % Total Return

                1995    1996    1997    1998    1999    2000
                ----    ----    ----    ----    ----    ----
                34.87%  29.41%  29.02%  29.05%  32.25%  -18.22%

Calendar years ended
December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:31.22% in 4th quarter 1998
Lowest:(17.35)% in 3rd quarter 1998

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                    One      Five   Since
                    year     years  inception
---------------------------------------------
Fund                (18.22)% 18.43%  19.87%
Russell 1000 Index   (7.79)% 18.16%  19.41%*
---------------------------------------------

* Index comparison begins on June 16, 1994.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Van Kampen Enterprise Portfolio

 Investment objective

 Capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

 Principal investment strategies

 Key investments The fund invests primarily in common
 stocks of growth companies.
--------------------------------------------------------------------------------

                   Selection process

                   The subadviser seeks growth opportunities by investing in any market capitalization range. The subadviser emphasizes growth companies but may also invest in companies in cyclical industries during periods when their securities appear attractive to the subadviser for capital appreciation.

                   The subadviser looks for companies with a combination of strong business fundamentals at an attractive valuation. These characteristics include:

                   . Established records of growth in sales
                   . Established records of growth in earnings
                   . Entering a growth cycle with the expectation that the
                     stock of the company will increase in value

                   The subadviser may sell a security when it is advisable based on the following factors:

                   . Change in economic or market factors in general or within a particular industry
                   . Change in market trends or other factors affecting an
                     individual security
                   . Changes in the relative market performance or
                     appreciation possibilities of an individual security
                   . Other circumstances relating to the desirability of a
                     given investment.

Travelers Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . The U.S. stock market declines.
 . An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock or industry.
 . The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock or industry proves to be incorrect.
Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of European markets and present valuation problems for the fund.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index, a broad-based unmanaged index of U.S. stocks, and the Lipper Growth Funds Index ("Lipper Index"), which shows average returns for funds having an investment objective similar to that of the fund's. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart


                             % Total Return

                1995    1996    1997    1998    1999    2000
                ----    ----    ----    ----    ----    ----
                32.50%  23.04%  28.59%  25.12%  25.93% -14.65%

Calendar years ended
December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:25.03% in 4th quarter 1998
Lowest:(17.06)% in 4th quarter 2000

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

               One      Five   Since
               year     years  inception
----------------------------------------
Fund           (14.65)% 16.30%  17.36%
S&P 500 Index   (9.10)% 18.33%  19.60%*
Lipper Index   (10.88)% 16.62%  17.42%*
----------------------------------------

* Index comparisons begin on June 16, 1994.

                                                           Travelers Series Fund

     Investments, Risks and Performance

MFS Total Return Portfolio

 Investment objectives

 Primary: Above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital.

 Secondary: Growth of capital and income.

 Principal investment strategies

 Key investments The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

 The fund's equity securities include common and preferred stock; bonds, warrants or rights convertible into stock and depositary receipts for those securities.

 The fund's fixed income securities include corporate debt obligations of any maturity, Brady bonds, U.S.
 Government securities, mortgage-backed securities, zero-coupon bonds, deferred interest bonds and payment in kind bonds.

 Credit quality: The fund's assets may consist of both
 investment grade and lower quality securities. The fund
 may invest up to 20% of the fund's assets in
 nonconvertible fixed income securities rated below
 investment grade or unrated securities of equivalent
 quality.
--------------------------------------------------------------------------------

                   Selection process

                   Under normal market conditions and depending on the subadviser's view of economic and money market conditions, fiscal and monetary policy and security values, the fund's assets will be allocated among fixed income and equity investments within the following ranges:
                   . between 40%    . at least 25% in
                     and 75% in       non-convertible
                     equity           fixed income
                     securities       securities

                   Equity investments

                   The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) of an individual security's value. In selecting individual equity securities for investment, the subadviser seeks companies:

                   . that are undervalued in the market relative to their long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to market declines, poor economic conditions or adverse regulatory or other changes
                   . that generally have low price to book, price to sales
                     and/or price to earnings ratios
                   . with relatively large market capitalizations (i.e.,
                     market capitalizations of $5 billion or more).

                   The subadviser also invests in convertible securities that generally provide a fixed income stream and an opportunity to participate in an increase in the market price of the underlying common stock.

                   Fixed income investments

                   The subadviser periodically assesses the three month outlook for inflation rate changes, economic growth and other fiscal measures and their effect on U.S. Treasury interest rates. Using that assessment, the subadviser determines a probable difference between total Returns on U.S. Treasury securities and on other types of fixed income securities and selects those securities the subadviser believes will deliver favorable returns.

Travelers Series Fund

Principal risks of investing in the fund

While investing in a mix of equity and debt securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

 . The subadviser's allocation of investments between equity and fixed income securities could cause the fund to miss attractive investment opportunities by underweighting markets that generate significant returns or cause the fund to incur losses by overweighting markets that experience significant declines.
 . The subadviser's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.
 . Equity investments lose their value due to a decline in the U.S. stock market.
 . Value or large capitalization stocks are temporarily out of favor.
 . An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
 . Fixed income investments lose their value due to an increase in interest rates.
 . The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
 . Mortgage and asset backed securities are subject to the same default risks of other fixed income securities, but it may be more difficult to enforce rights against the assets underlying these securities in case of default.
 . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call risk.
 . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
 . Securities with longer maturities are more sensitive to interest rate changes and may be more volatile.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index, a broad-based unmanaged index of U.S. stocks, and the Lehman Brothers Government/Corporate Bond Index ("Lehman Brothers Index"), a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate

Risk return bar chart


                             % Total Return

                1995    1996    1997    1998    1999    2000
                ----    ----    ----    ----    ----    ----
                25.70%  14.51%  21.18%  11.67%  2.63%   16.64%

Calendar years ended
December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Quarterly returns:

Highest: 9.87% in 2nd quarter 1997
Lowest:(4.47)% in 3rd quarter 1999

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)

-----------------------------------------------
                       One     Five   Since
                       year    years  inception
-----------------------------------------------
Fund                   16.64 % 13.15%  13.44%
S&P 500 Index          (9.10)% 18.33%  19.60%*
Lehman Brothers Index  11.85 %  6.24%   7.78%**
-----------------------------------------------

 * Index comparison begins on June 16, 1994.
** Index comparison begins on June 30, 1994 since index comparison is not available from the fund's inception date.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Putnam Diversified Income Portfolio

 Investment objective

 High current income consistent with preservation of capital.

 Principal investment strategies

 Key investments The fund invests primarily in debt securities of U.S. and foreign governments and corporations.

 Credit Quality: The fund may invest in securities with a wide range of credit qualities depending on the particu-lar sector of the fixed income securities market in which the manager invests.

 Duration: The Fund's duration will generally vary from 3
 to 7 years depending on market conditions and the
 subadviser's outlook for interest rates. Individual se-
 curities may be of any duration.
--------------------------------------------------------------------------------

                   Selection process

                   The subadviser combines "top down" and "bottom up" investment styles, with an emphasis on active sector strategies. The subadviser believes that actively allocating the fund's investments among sectors of the fixed income securities markets, as opposed to investing in any one sector, will better enable the fund to control risk while pursuing its objective of high current income.

                   The subadviser allocates its investment among the following three sectors of the fixed income securities market:

                   . A U.S. Government Sector, consisting primarily of
                     securities of the U.S. government, its agencies and instrumentalities and related options, futures and repurchase agreements. The subadviser allocates at least
                     20% of the fund to the U.S. Government Sector;
                   . A High Yield Sector, consisting primarily of high
                     yielding, lower-rated, high risk U.S. and foreign
                     corporate fixed-income securities commonly called "junk bonds"; and
                   . An International Sector, consisting primarily of
                     obligations of foreign governments, their agencies and instrumentalities, supranational entities, and foreign corporations, including issuers in emerging markets, and related options and futures.

                   The subadviser over- and underweights investments in each sector depending on the subadviser's views on economic, interest rate and political trends. The subadviser utilizes proprietary techniques to organize and rank opportunities presented by the various sectors.

                   In making sector allocations, the subadviser evaluates:

                   . Capital flows      . Default trends
                   . Political trends   . Interest rate forecasts

                   Specialists managing each sector then select individual securities within each sector that represent risk/return opportunities believed optimal. In selecting securities for investment, the subadviser looks for favorable yield, maturity, issue classification and quality characteristics.

Travelers Series Fund

Principal risks of investing in the fund

While investing in fixed income securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

 . Fixed income securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.
 . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
 . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
 . An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
 . The subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the stability of a particular government proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index ("Lehman Brothers Index") and the Salomon Smith Barney Non-U.S. World Government Bond Index ("Salomon Index"), both of which are broad-based unmanaged indices. (The Lehman index consists of a variety of domestically issued bonds. The Salomon index consists of foreign government bonds.) Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart


                             % Total Return

                1995    1996    1997    1998    1999    2000
                ----    ----    ----    ----    ----    ----
               17.49%   8.14%   7.69%   0.67%   1.11%  -0.39%

Calendar years ended
December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:4.97% in 1st quarter 1995
Lowest:(3.34)% in 3rd quarter 1998


Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                       One     Five   Since
                       year    years  inception
-----------------------------------------------
Fund                   (0.39)% 3.38%    5.37%
Lehman Brothers Index  11.63 % 6.46%    7.87%*
Salomon
Index                  (2.63)% 1.64%    4.87%**
-----------------------------------------------

 * Index comparison begins on June 30, 1994 since index comparison is not available from the fund's inception date.
** Index comparison begins on June 16, 1994.

                                                           Travelers Series Fund

More on the Funds' Investments and Related Risks

Additional investments and investment techniques
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The section      Alliance Growth Portfolio
entitled "In-    Although the fund invests primarily in U.S. equity securi-
vestments,       ties, it may also invest up to 25% of its assets in high
Risks and Per-   yield securities with no minimum credit quality restriction,
formance" de-    and may also invest up to 15% in foreign securities.
scribes the
funds' invest-   MFS Total Return Portfolio
ment objec-      The fund may invest without limit in ADRs and up to 20% of
tives and        its total assets in foreign securities.
their princi-
pal investment
strategies and
risks. This
section pro-
vides some ad-
ditional in-
formation
about the
funds' invest-
ments and cer-
tain invest-
ment manage-
ment tech-
niques the
funds may use.
More informa-
tion about the
funds' invest-
ments and
portfolio man-
agement tech-
niques, some
of which en-
tail risk, is
included in
the Statement
of Additional
Information
(SAI). To find
out how to ob-
tain an SAI,
please turn to
the back cover
of this pro-
spectus.

--------------------------------------------------------------------------------

Equity
investments      Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity
Both equity      securities include exchange-traded and over-the-counter (OTC)
funds and MFS    common and preferred stocks, warrants, rights, investment
Total Return     grade convertible securities, depositary receipts and shares,
Portfolio        trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

--------------------------------------------------------------------------------

Fixed income
investments      Subject to its particular investment policies, each fund may invest in fixed income securities. Fixed income investments
Both fixed in-   include bonds, notes (including structured notes), mortgage-
come funds       related securities, asset-backed securities, convertible se-
and, to a lim-   curities, Eurodollar and Yankee dollar instruments, preferred
ited extent,     stocks and money market instruments. Fixed income securities
both equity      may be issued by U.S. and foreign corporations or entities;
funds            U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises;
                 state and municipal governments; supranational organizations;
                 and foreign governments and their political subdivisions.

                 Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

MFS Total        Both of these funds may invest in mortgage-backed and asset-
Return and       backed securities. Mortgage-related securities may be issued
 Putnam          by private companies or by agencies of the U.S. government
Diversified      and represent direct or indirect participations in, or are
Income           collateralized by and payable from, mortgage loans secured by
Portfolios       real property. Asset-backed securities represent participa-
only             tions in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card re-ceivables and other categories of receivables.

--------------------------------------------------------------------------------

Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Credit quality

                 If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                 Investment grade securities

                 Securities are investment grade if:

                 . They are rated, respectively, in one of the top four long-
                   term rating categories of a nationally recognized statistical rating organization.
                 . They have received a comparable short-term or other rating. . They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

                 High yield, lower quality securities

                 Each of these funds may invest in fixed income securities
Alliance         that are high yield, lower quality securities rated by a rat-
Growth, MFS      ing organization below its top four long term rating catego-
Total Return     ries or unrated securities determined by the manager or
and Putnam       subadviser to be of equivalent quality. The issuers of lower
Diversified      quality bonds may be highly leveraged and have difficulty
Income           servicing their debt, especially during prolonged economic
Portfolios       recessions or periods of rising interest rates. The prices of
only             lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Alliance
Growth Portfo-
lio may invest
in these secu-
rities primar-
ily for their
capital growth
potential

--------------------------------------------------------------------------------

Foreign and
emerging
market           Each fund may invest in foreign securities.
investments
                 Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic insta-bility and the possible imposition of exchange controls or other restrictions on investments. If a fund invests in secu-rities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                 Emerging market investments offer the potential of signifi-
MFS Total        cant gains but also involve greater risks than investing in
Return, Putnam   more developed countries. Political or economic instability,
Diversified      lack of market liquidity and government actions such as cur-
Income and Van   rency controls or seizure of private business or property may
Kampen           be more likely in emerging markets.
Enterprise
Portfolios
only

                 Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January
                 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries.
                 EMU is driven by the expectation of economic benefits, howev-er, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted be-fore, and there is uncertainty whether participating coun-tries will remain committed to EMU in the face of changing economic conditions.
--------------------------------------------------------------------------------

                                                           Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Sovereign government and supranational debt
                 These funds may invest in all types of fixed income securi-
MFS Total        ties of governmental issuers in all countries, including
Return and       emerging markets. These sovereign debt securities may in-
Putnam           clude:
Diversified
Income           . Fixed income securities issued or guaranteed by
Portfolios         governments, governmental agencies or instrumentalities and
only               political subdivisions located in emerging market
                   countries.
                 . Participations in loans between emerging market governments and financial institutions.
                 . Fixed income securities issued by government owned,
                   controlled or sponsored entities located in emerging market countries.
                 . Interests in entities organized and operated for the
                   purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                 . Brady Bonds.
                 . Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                 . Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community
                   (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

--------------------------------------------------------------------------------

Derivatives Each fund may, but need not, use derivative contracts, such and hedging as futures and options on securities, securities indices or
techniques       currencies; options on these futures; forward currency con-
                 tracts; and interest rate or currency swaps for any of the following purposes:

                 . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                 . As a substitute for buying or selling securities
                 . To enhance the fund's return

                 A derivative contract will obligate or entitle a fund to de-liver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and in-terest rate exposure. Therefore, using derivatives can dis-proportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securi-ties. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

Securities       Each fund, except Van Kampen Enterprise Portfolio, may engage
lending          in securities lending to increase its net investment income.
                 Each fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously
--------------------------------------------------------------------------------

Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securi-ties when the loan is called or possible loss of collateral should the borrower fail financially.

--------------------------------------------------------------------------------

Defensive        Each fund may depart from its principal investment strategies
investing        in response to adverse market, economic or political condi-
                 tions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

Portfolio
turnover         Each fund may engage in active and frequent trading to
                 achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.
--------------------------------------------------------------------------------

                                                           Travelers Series Fund

Management

The manager

Travelers Investment Adviser Inc.

Travelers Investment Adviser Inc. (TIA) is a wholly owned subsidiary of The Plaza Corporation (Plaza), which is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. TIA is located at Seven World Trade Center, New York, New York 10048. TIA, an affiliate of SSB Citi, acts as investment manager to investment companies having aggregate assets of approximately $2.9 billion as of January 31, 2001. TIA has engaged subadvisers to select investments for funds for which TIA serves as manager.

TIA manages the investment operations of the funds covered in this Prospectus and receives for these services from each fund the fee indicated:

  ---------------------------------------------------------------------------
                          Actual management fee
                          paid for the fiscal year  Contractual management
                          ended October 31, 2000    fee paid
                          (as a percentage          (as a percentage
                          of the fund's             of the fund's
   Fund                   average daily net assets) average daily net assets)
  ---------------------------------------------------------------------------
   Alliance Growth
   Portfolio                        0.80%                     0.80%
   Van Kampen Enterprise
   Portfolio                        0.70%                     0.70%
   MFS Total Return
   Portfolio                        0.80%                     0.80%
   Putnam Diversified
   Income Portfolio                 0.75%                     0.75%
  ---------------------------------------------------------------------------

Travelers Series Fund

The Subadvisers and Portfolio Managers

Each funds' investments are selected by a subadviser which is supervised by TIA. The table below sets forth the name and business experience of each fund's portfolio manager(s), who are employed by the subadviser.

  Fund                   Portfolio Manager and Subadviser       Business Experience

  Alliance Growth        Tyler Smith (since inception)          Senior Vice President, Alliance
  Portfolio              Alliance Capital Management L.P.       Capital.
                         1345 Avenue of the Americas
                         New York, New York 10105
-------------------------------------------------------------------------------------------------
  Van Kampen Enterprise  Jeff D. New (since July 1994)          Senior Vice President and Senior
  Portfolio              Van Kampen Asset Management Inc.       Portfolio Manager, Van Kampen
                         1 Parkview Plaza                       Asset Management.
                         P.O. Box 5555
                         Oakbrook Terrace, IL 60181-5555
                         Michael Davis (since March 1998)       Senior Portfolio Manager since
                         Van Kampen Asset Management Inc.       April 2000, Vice President and
                                                                Portfolio Manager, since March
                                                                1998, Van Kampen Asset
                                                                Management. Prior to March 1998,
                                                                owner of Davis Equity Research.
                         Mary Jayne Maly (since July 1998)      Senior Portfolio Manager since
                         Van Kampen Asset Management Inc.       April 2000, Vice President and
                                                                Portfolio Manager since July
                                                                1998, Van Kampen Asset
                                                                Management. From July 1997 to
                                                                June 1998, Vice President of
                                                                Morgan Stanley Asset Management
                                                                Inc. Prior to July 1997, Vice
                                                                President and Portfolio Manager
                                                                of Van Kampen Asset Management.
-------------------------------------------------------------------------------------------------
  MFS Total Return       David M. Calabro (since inception)     Senior Vice President, MFS.
  Portfolio              Manager of investment team
                         Massachusetts Financial Services
                         Company
                         500 Boylston Street
                         Boston, MA 02116
-------------------------------------------------------------------------------------------------
  Putnam Diversified     David L. Waldman (since 1997)          Managing Director, Senior
  Income Portfolio       and a core fixed-income team           Portfolio Manager and Director of
                         Putnam Investment Management, LLC      fixed-income quantitative
                         One Post Office Square                 research, Putnam Investment
                         Boston, MA 02109                       Management, LLC. From 1995 to
                                                                1997, Senior Vice President and
                                                                Senior Portfolio Manager at
                                                                Lazard Freres Asset Management.
-------------------------------------------------------------------------------------------------

                                                           Travelers Series Fund

Transfer Agent and Shareholder Servicing Agent

Citi Fiduciary Trust Company serves as the funds' transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the funds' sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadvisers

Alliance Capital Management L.P. Alliance Capital is a leading international investment manager supervising client accounts with assets as of December 31, 2000 totalling more than $454 billion (of which approximately $175 billion represented assets of investment companies).

Van Kampen Asset Management Inc. Van Kampen Asset Management Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company. Van Kampen has more than $97 billion under management or supervision as of December 31, 2000.

Massachusetts Financial Services Company. MFS and its predecessor organizations have a history of money management dating from 1924. The MFS organization manages approximately $141 billion as of December 31, 2000.

Putnam Investment Management, Inc. Putnam has managed mutual funds since 1937. Putnam and its affiliates manage approximately $370 billion in assets as of December 31, 2000.

Travelers Series Fund

Share Transactions

Availability of the funds

Shares of the funds are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts. The variable insurance products may or may not make investments in all the funds described in this prospectus.

The interests of different variable insurance products investing in a fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the funds' shareholders.

Redemption of shares

The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange. If the New York Stock Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time.

Each fund generally values its fund securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

                                                           Travelers Series Fund

Dividends, Distributions and Taxes

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Travelers Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception if less than five years). The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

                                             Alliance Growth
                                     2000    1999    1998    1997    1996
---------------------------------------------------------------------------
Net asset value, beginning of year  $28.35  $22.14  $20.82  $16.30  $13.28
---------------------------------------------------------------------------
Income from operations:
 Net investment income                0.05    0.02    0.11    0.05    0.04
 Net realized and unrealized gain     2.66    7.79    2.69    5.11    3.39
---------------------------------------------------------------------------
Total income from operations          2.71    7.81    2.80    5.16    3.43
---------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.03)  (0.15)  (0.04)  (0.02)  (0.09)
 Net realized gains                  (2.40)  (1.45)  (1.44)  (0.62)  (0.32)
---------------------------------------------------------------------------
Total distributions                  (2.43)  (1.60)  (1.48)  (0.64)  (0.41)
---------------------------------------------------------------------------
Net asset value, end of year        $28.63  $28.35  $22.14  $20.82  $16.30
---------------------------------------------------------------------------
Total return                          9.27%  35.51%  12.92%  32.59%  26.55%
---------------------------------------------------------------------------
Net assets, end of year (millions)  $1,370  $1,166  $  775  $  545  $  295
---------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             0.81%   0.82%   0.82%   0.82%   0.87%
 Net investment income                0.17    0.14    0.59    0.32    0.39
---------------------------------------------------------------------------
Portfolio turnover rate                 47%     54%     40%     66%     88%
---------------------------------------------------------------------------

                                                           Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                          Van Kampen Enterprise
                                     2000       1999      1998    1997    1996
--------------------------------------------------------------------------------
Net asset value, beginning of year  $25.52     $20.56    $19.89  $15.37  $12.89
--------------------------------------------------------------------------------
Income (loss) operations:
 Net investment income (loss)        (0.06)      0.00(1)   0.06    0.06    0.05
 Net realized and unrealized gain     3.87       5.42      1.83    4.51    2.87
--------------------------------------------------------------------------------
Total income from operations          3.81       5.42      1.89    4.57    2.92
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.00)(1)  (0.07)    (0.05)  (0.05)  (0.04)
 Net realized gains                  (3.73)     (0.39)    (1.17)     --   (0.40)
--------------------------------------------------------------------------------
Total distributions                  (3.73)     (0.46)    (1.22)  (0.05)  (0.44)
--------------------------------------------------------------------------------
Net asset value, end of year        $25.60     $25.52    $20.56  $19.89  $15.37
--------------------------------------------------------------------------------
Total return                         13.92%     26.48%     8.97%  29.81%  23.35%
--------------------------------------------------------------------------------
Net assets, end of year (millions)    $331       $313      $249    $197    $104
--------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             0.72%      0.73%     0.73%   0.74%   0.83%
 Net investment income (loss)        (0.22)      0.01      0.35    0.41    0.53
--------------------------------------------------------------------------------
Portfolio turnover rate                117%       120%       68%     75%    112%
--------------------------------------------------------------------------------

(1) Amount represents less than $0.01 per share.

Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                            MFS Total Return
                                2000     1999(1)    1998      1997      1996
-------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $16.22    $16.23    $15.31    $13.13    $11.53
-------------------------------------------------------------------------------
Income from operations:
 Net investment income            0.54      0.52      0.32      0.38      0.33
 Net realized and unrealized
  gain                            1.43      0.72      1.36      2.27      1.62
-------------------------------------------------------------------------------
Total income from operations      1.97      1.24      1.68      2.65      1.95
-------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (0.46)    (0.37)    (0.28)    (0.29)    (0.27)
 Net realized gains              (0.57)    (0.88)    (0.48)    (0.18)    (0.08)
-------------------------------------------------------------------------------
Total distributions              (1.03)    (1.25)    (0.76)    (0.47)    (0.35)
-------------------------------------------------------------------------------
Net asset value, end of year    $17.16    $16.22    $16.23    $15.31    $13.13
-------------------------------------------------------------------------------
Total return                     12.77%     7.62%    10.94%    20.64%    17.16%
-------------------------------------------------------------------------------
Net assets, end of year
 (000's)                      $697,010  $621,828  $462,274  $263,585  $134,529
-------------------------------------------------------------------------------
Ratios to average net
 assets:
 Expenses                         0.83%     0.84%     0.84%     0.86%     0.91%
 Net investment income            3.42      3.11      3.32      3.54      3.82
-------------------------------------------------------------------------------
Portfolio turnover rate            108%       97%      118%       99%      139%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

                                                           Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                          Putnam Diversified Income
                                      2000    1999    1998     1997   1996(1)
-----------------------------------------------------------------------------
Net asset value, beginning of year   $11.24  $11.70  $12.31   $11.99  $11.46
-----------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.93    0.91    0.57     0.67    0.78
 Net realized and unrealized gain
  (loss)                              (0.88)  (0.70)  (0.62)    0.30    0.27
-----------------------------------------------------------------------------
Total income (loss) from operations    0.05    0.21   (0.05)    0.97    1.05
-----------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.98)  (0.67)  (0.42)   (0.56)  (0.39)
 Net realized gains                      --      --   (0.14)   (0.09)  (0.13)
-----------------------------------------------------------------------------
Total distributions                   (0.98)  (0.67)  (0.56)   (0.65)  (0.52)
-----------------------------------------------------------------------------
Net asset value, end of year         $10.31  $11.24  $11.70   $12.31  $11.99
-----------------------------------------------------------------------------
Total return                           0.21%   1.80%  (0.65)%   8.44%   9.43%
-----------------------------------------------------------------------------
Net assets, end of year (millions)     $141    $156    $157     $122     $81
-----------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              0.87%   0.83%   0.87%    0.88%   0.96%
 Net investment income                 7.78    7.85    7.48     6.99    7.57
-----------------------------------------------------------------------------
Portfolio turnover rate                 105%    118%    191%     253%   2.55%
-----------------------------------------------------------------------------

(1) Per share amounts calculated using the monthly average shares method.

Travelers Series Fund

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that affected the funds' performance.

The funds send one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional (SAI) information provides more detailed information about the funds. It is incorporated by reference into this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, Seven World Trade Center, 39th Floor, New York, NY 10048.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. The funds are not offering to sell their shares to any person to whom the funds may not lawfully sell their shares.

               Alliance Growth Portfolio

               Van Kampen Enterprise Portfolio
               MFS Total Return Portfolio
               Putnam Diversified Income Portfolio

(Investment Company Act file no. 811-08372)

L-21239 2/01

Travelers Series Fund Inc.

------------------
Prospectus
------------------

February 28, 2001



                                   [GRAPHIC]



           Equity Fund                              Fixed Income Funds
------------------------------------       -------------------------------------

AIM Capital Appreciation Portfolio              MFS Total Return Portfolio

                                            Putnam Diversified Income Portfolio





  ---------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
  ---------------------------------------------------------------------------

Shares of each fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to three of those funds. Each fund offers different levels of potential return and involves different levels of risk.
--------------------------------------------------------------------------------

Investments, Risk and Performance                                           Page
--------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio.........................................    2

MFS Total Return Portfolio.................................................    4

Putnam Diversified Income Portfolio........................................    6

More on the Funds' Investments and Related Risks...........................    8

Management.................................................................   12

Share Transactions.........................................................   15

Share Price................................................................   15

Dividends, Distributions and Taxes.........................................   16

Financial Highlights.......................................................   17

--------------------------------------------------------------------------------

     Investments, Risks and Performance

AIM Capital Appreciation Portfolio

 Investment objective

 Capital appreciation.

 Principal investment strategies

 Key investments The fund invests primarily in common
 stocks of companies the subadviser believes are likely
 to benefit from new or innovative products, services or
 processes, as well as those that have experienced above-
 average, long-term growth in earnings and have excellent
 prospects for future growth.
--------------------------------------------------------------------------------

                   Selection process

                   The subadviser emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The subadviser seeks to identify companies having a consistent record of long-term above average growth in earnings as well as companies that are only beginning to experience significant and sustainable earnings growth. The subadvisor will invest without regard to market capitalization.

                   In selecting individual companies for investment, the manager looks for the following:

                   . New or innovative products, services or processes that
                     should enhance future earnings
                   . Increasing market share
                   . Experienced and effective management
                   . Competitive advantages

                   The subadviser then considers whether to sell a particular security when it no longer meets these criteria.

                   In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

Travelers Series Fund

Principal risks of investing in the fund

While investing in smaller growth securities can bring added benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . The U.S. stock market declines.
 . An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
 . The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

The fund may invest in relatively new or unseasoned companies that are in their early stages of development. Smaller, unseasoned companies present greater risks than securities of larger, more established companies because:

 . They may be dependent on a small number of products or services for their revenues
 . They may lack substantial capital reserves to make needed capital investments or absorb losses
 . They may have less experienced management
 . Their securities may be less widely traded, less liquid and more volatile
 . Recession or adverse economic trends are more likely to sharply and negatively affect their earnings and financial condition

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index, a broad-based unmanaged index of U.S. stocks, and the Lipper Midcap Index, a broad-based unmanaged index of mid-cap stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart


                                % Total Return

                                  [BAR CHART]

                    1996    1997     1998    1999      2000
                  -------  -------  ------  -------   -------

                   15.01%   12.15%  17.21%   42.96%   -10.40%

Calendar years ended December 31


This bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on October 10, 1995.

Quarterly returns:

Highest:35.92% in 4th quarter 1999

Lowest:(22.37)% in 4th quarter 2000

Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                     One      Five   Since
                     year     years  inception
----------------------------------------------
Fund                 (10.40)% 14.13%  12.62%
S&P 500 Index         (9.10)% 18.33%  19.11%*
Lipper Midcap Index   (3.49)% 16.69%  17.05%*
----------------------------------------------

* Index comparisons begin on October 31, 1995 since index comparisons are not available from the fund's inception date.

                                                           Travelers Series Fund

     Investments, Risks and Performance

MFS Total Return Portfolio

 Investment objectives

 Primary: Above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital.

 Secondary: Growth of capital and income.

 Principal investment strategies

 Key investments The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

 The fund's equity securities include common and preferred stock; bonds, warrants or rights convertible into stock and depositary receipts for those securities.

 The fund's fixed income securities include corporate debt obligations of any maturity, Brady bonds, U.S.
 Government securities, mortgage-backed securities, zero-coupon bonds, deferred interest bonds and payment in kind bonds.

 Credit quality: The fund's assets may consist of both
 investment grade and lower quality securities. The fund
 may invest up to 20% of the fund's assets in
 nonconvertible fixed income securities rated below
 investment grade or unrated securities of equivalent
 quality.
--------------------------------------------------------------------------------

                   Selection process

                   Under normal market conditions and depending on the subadviser's view of economic and money market conditions, fiscal and monetary policy and security values, the fund's assets will be allocated among fixed income and equity investments within the following ranges:
                   . between 40%    . at least 25% in
                     and 75% in       non-convertible
                     equity           fixed income
                     securities       securities

                   Equity investments

                   The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) of an individual security's value. In selecting individual equity securities for investment, the subadviser seeks companies:

                   . that are undervalued in the market relative to their long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to market declines, poor economic conditions or adverse regulatory or other changes
                   . that generally have low price to book, price to sales
                     and/or price to earnings ratios
                   . with relatively large market capitalizations (i.e.,
                     market capitalizations of $5 billion or more).

                   The subadviser also invests in convertible securities that generally provide a fixed income stream and an opportunity to participate in an increase in the market price of the underlying common stock.

                   Fixed income investments

                   The subadviser periodically assesses the three month outlook for inflation rate changes, economic growth and other fiscal measures and their effect on U.S. Treasury interest rates. Using that assessment, the subadviser determines a probable difference between total Returns on U.S. Treasury securities and on other types of fixed income securities and selects those securities the subadviser believes will deliver favorable returns.

Travelers Series Fund

Principal risks of investing in the fund

While investing in a mix of equity and debt securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

 . The subadviser's allocation of investments between equity and fixed income securities could cause the fund to miss attractive investment opportunities by underweighting markets that generate significant returns or cause the fund to incur losses by overweighting markets that experience significant declines.
 . The subadviser's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.
 . Equity investments lose their value due to a decline in the U.S. stock market.
 . Value or large capitalization stocks are temporarily out of favor.
 . An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
 . Fixed income investments lose their value due to an increase in interest rates.
 . The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
 . Mortgage and asset backed securities are subject to the same default risks of other fixed income securities, but it may be more difficult to enforce rights against the assets underlying these securities in case of default.
 . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call risk.
 . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
 . Securities with longer maturities are more sensitive to interest rate changes and may be more volatile.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index, a broad-based unmanaged index of U.S. stocks, and the Lehman Brothers Government/Corporate Bond Index ("Lehman Brothers Index"), a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate

Risk return bar chart


                                % Total Return

                                  [BAR CHART]

                    1995    1996     1997    1998      1999       2000
                  -------  -------  ------  -------   -------   --------

                   25.70%   14.51%  21.18%   11.67%     2.63%    16.64%

Calendar years ended December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Quarterly returns:

Highest: 9.87% in 2nd quarter 1997
Lowest:(4.47)% in 3rd quarter 1999

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)

-----------------------------------------------
                       One     Five   Since
                       year    years  inception
-----------------------------------------------
Fund                   16.64 % 13.15%  13.44%
S&P 500 Index          (9.10)% 18.33%  19.60%*
Lehman Brothers Index  11.85 %  6.24%   7.78%**
-----------------------------------------------

 * Index comparison begins on June 16, 1994.
** Index comparison begins on June 30, 1994 since index comparison is not available from the fund's inception date.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Putnam Diversified Income Portfolio

 Investment objective

 High current income consistent with preservation of capital.

 Principal investment strategies

 Key investments The fund invests primarily in debt securities of U.S. and foreign governments and corporations.

 Credit Quality: The fund may invest in securities with a wide range of credit qualities depending on the particu-lar sector of the fixed income securities market in which the manager invests.

 Duration: The Fund's duration will generally vary from 3
 to 7 years depending on market conditions and the
 subadviser's outlook for interest rates. Individual se-
 curities may be of any duration.
--------------------------------------------------------------------------------

                   Selection process

                   The subadviser combines "top down" and "bottom up" investment styles, with an emphasis on active sector strategies. The subadviser believes that actively allocating the fund's investments among sectors of the fixed income securities markets, as opposed to investing in any one sector, will better enable the fund to control risk while pursuing its objective of high current income.

                   The subadviser allocates its investment among the following three sectors of the fixed income securities market:

                   . A U.S. Government Sector, consisting primarily of
                     securities of the U.S. government, its agencies and instrumentalities and related options, futures and repurchase agreements. The subadviser allocates at least
                     20% of the fund to the U.S. Government Sector;
                   . A High Yield Sector, consisting primarily of high
                     yielding, lower-rated, high risk U.S. and foreign
                     corporate fixed-income securities commonly called "junk bonds"; and
                   . An International Sector, consisting primarily of
                     obligations of foreign governments, their agencies and instrumentalities, supranational entities, and foreign corporations, including issuers in emerging markets, and related options and futures.

                   The subadviser over- and underweights investments in each sector depending on the subadviser's views on economic, interest rate and political trends. The subadviser utilizes proprietary techniques to organize and rank opportunities presented by the various sectors.

                   In making sector allocations, the subadviser evaluates:

                   . Capital flows      . Default trends
                   . Political trends   . Interest rate forecasts

                   Specialists managing each sector then select individual securities within each sector that represent risk/return opportunities believed optimal. In selecting securities for investment, the subadviser looks for favorable yield, maturity, issue classification and quality characteristics.

Travelers Series Fund

Principal risks of investing in the fund

While investing in fixed income securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

 . Fixed income securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.
 . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
 . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
 . An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
 . The subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the stability of a particular government proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index ("Lehman Brothers Index") and the Salomon Smith Barney Non-U.S. World Government Bond Index ("Salomon Index"), both of which are broad-based unmanaged indices. (The Lehman index consists of a variety of domestically issued bonds. The Salomon index consists of foreign government bonds.) Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart


                                % Total Return

                                  [BAR CHART]

                    1995    1996     1997    1998      1999       2000
                  -------  -------  ------  -------   -------   --------

                   17.49%    8.14%   7.69%    0.67%     1.11%    -0.39%

Calendar years ended December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:4.97% in 1st quarter 1995
Lowest:(3.34)% in 3rd quarter 1998


Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                       One     Five   Since
                       year    years  inception
-----------------------------------------------
Fund                   (0.39)% 3.38%    5.37%
Lehman Brothers Index  11.63 % 6.46%    7.87%*
Salomon
Index                  (2.63)% 1.64%    4.87%**
-----------------------------------------------

 * Index comparison begins on June 30, 1994 since index comparison is not available from the fund's inception date.
** Index comparison begins on June 16, 1994.

                                                           Travelers Series Fund

More on the Funds' Investments and Related Risks

Additional investments and investment techniques
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The section      MFS Total Return Portfolio
entitled "In-    The fund may invest without limit in ADRs and up to 20% of
vestments,       its total assets in foreign securities.
Risks and Per-
formance" de-
scribes the
funds' invest-
ment objec-
tives and
their princi-
pal investment
strategies and
risks. This
section pro-
vides some ad-
ditional in-
formation
about the
funds' invest-
ments and cer-
tain invest-
ment manage-
ment tech-
niques the
funds may use.
More informa-
tion about the
funds' invest-
ments and
portfolio man-
agement tech-
niques, some
of which en-
tail risk, is
included in
the Statement
of Additional
Information
(SAI). To find
out how to ob-
tain an SAI,
please turn to
the back cover
of this pro-
spectus.

--------------------------------------------------------------------------------

Equity           Subject to its particular investment policies, each of these
investments      funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC)
AIM Capital      common and preferred stocks, warrants, rights, investment
Appreciation     grade convertible securities, depositary receipts and shares,
and MFS Total    trust certificates, limited partnership interests, shares of
Return Portfo-   other investment companies, real estate investment trusts and
lios             equity participations.

--------------------------------------------------------------------------------

Fixed income     Subject to its particular investment policies, each fund may
investments      invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-
Both fixed in-   related securities, asset-backed securities, convertible se-
come funds       curities, Eurodollar and Yankee dollar instruments, preferred
and, to a lim-   stocks and money market instruments. Fixed income securities
ited extent,     may be issued by U.S. and foreign corporations or entities;
AIM Capital      U.S. and foreign banks; the U.S. government, its agencies,
Appreciation     authorities, instrumentalities or sponsored enterprises;
Portfolio        state and municipal governments; supranational organizations;
                 and foreign governments and their political subdivisions.

                 Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                 Each of these funds may invest in mortgage-backed and asset-
MFS Total        backed securities. Mortgage-related securities may be issued
Return and       by private companies or by agencies of the U.S. government
Putnam           and represent direct or indirect participations in, or are
Diversified      collateralized by and payable from, mortgage loans secured by
Income           real property. Asset-backed securities represent participa-
Portfolios       tions in, or are secured by and payable from, assets such as
Only             installment sales or loan contracts, leases, credit card re-
                 ceivables and other categories of receivables.

--------------------------------------------------------------------------------

Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Credit quality

                 If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                 Investment grade securities

                 Securities are investment grade if:

                 . They are rated, respectively, in one of the top four long-
                   term rating categories of a nationally recognized statistical rating organization.
                 . They have received a comparable short-term or other rating. . They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

                 High yield, lower quality securities

                 Each of these funds may invest in fixed income securities
MFS Total        that are high yield, lower quality securities rated by a rat-
Return and       ing organization below its top four long term rating catego-
                 ries or unrated securities determined by the manager or
Putnam           subadviser to be of equivalent quality. The issuers of lower
Diversified      quality bonds may be highly leveraged and have difficulty
                 servicing their debt, especially during prolonged economic
Income           recessions or periods of rising interest rates. The prices of
Portfolios       lower quality securities are volatile and may go down due to
only             market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

--------------------------------------------------------------------------------

Foreign and
emerging
market           Each fund may invest in foreign securities.
investments
                 Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic insta-bility and the possible imposition of exchange controls or other restrictions on investments. If a fund invests in secu-rities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                 Emerging market investments offer the potential of signifi-
MFS Total        cant gains but also involve greater risks than investing in
Return and       more developed countries. Political or economic instability,
Putnam           lack of market liquidity and government actions such as cur-
Diversified      rency controls or seizure of private business or property may
Income           be more likely in emerging markets.
Portfolios
only

                 Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January
                 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries.
                 EMU is driven by the expectation of economic benefits, howev-er, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted be-fore, and there is uncertainty whether participating coun-tries will remain committed to EMU in the face of changing economic conditions.
--------------------------------------------------------------------------------

                                                           Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Sovereign government and supranational debt

                 These funds may invest in all types of fixed income securi-
MFS Total        ties of governmental issuers in all countries, including
Return and       emerging markets. These sovereign debt securities may in-
Putnam           clude:
Diversified
Income           . Fixed income securities issued or guaranteed by
Portfolios         governments, governmental agencies or instrumentalities and
only               political subdivisions located in emerging market
                   countries.
                 . Participations in loans between emerging market governments and financial institutions.
                 . Fixed income securities issued by government owned,
                   controlled or sponsored entities located in emerging market countries.
                 . Interests in entities organized and operated for the
                   purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                 . Brady Bonds.
                 . Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                 . Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community
                   (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

--------------------------------------------------------------------------------

Derivatives Each fund may, but need not, use derivative contracts, such and hedging as futures and options on securities, securities indices or
techniques       currencies; options on these futures; forward currency con-
                 tracts; and interest rate or currency swaps for any of the following purposes:

                 . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                 . As a substitute for buying or selling securities
                 . To enhance the fund's return

                 A derivative contract will obligate or entitle a fund to de-liver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and in-terest rate exposure. Therefore, using derivatives can dis-proportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securi-ties. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

Securities
lending
                 Each fund may engage in securities lending to increase its net investment income. Each fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities
--------------------------------------------------------------------------------

Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities con-sist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail finan-cially.

--------------------------------------------------------------------------------

Defensive        Each fund may depart from its principal investment strategies
investing        in response to adverse market, economic or political condi-
                 tions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

Portfolio
turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Travelers Series Fund

Management

The manager

Travelers Investment Adviser Inc.

Travelers Investment Adviser Inc. (TIA) is a wholly owned subsidiary of The Plaza Corporation (Plaza), which is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. TIA is located at Seven World Trade Center, New York, New York 10048. TIA, an affiliate of SSB Citi, acts as investment manager to investment companies having aggregate assets of approximately $2.9 billion as of January 31, 2001. TIA has engaged subadvisers to select investments for funds for which TIA serves as manager.

TIA manages the investment operations of the funds covered in this Prospectus and receives for these services from each fund the fee indicated:

  ------------------------------------------------------------------------------
                             Actual management fee
                             paid for the fiscal year  Contractual management
                             ended October 31, 2000    fee paid
                             (as a percentage          (as a percentage
                             of the fund's             of the fund's
   Fund                      average daily net assets) average daily net assets)
  ------------------------------------------------------------------------------
   AIM Capital Appreciation
   Portfolio                           0.80%                     0.80%
   MFS Total Return
   Portfolio                           0.80%                     0.80%
   Putnam Diversified
   Income Portfolio                    0.75%                     0.75%
  ------------------------------------------------------------------------------

Travelers Series Fund

The Subadvisers and Portfolio Managers

Each funds' investments are selected by a subadviser which is supervised by TIA. The table below sets forth the name and business experience of each fund's portfolio manager(s), who are employed by the subadviser.

  Fund                      Portfolio Manager and Subadviser       Business Experience
  AIM Capital Appreciation  Kenneth A. Zschappel (since inception) Vice President, A I M Capital.
  Portfolio                 A I M Capital Management, Inc.
                            11 Greenway Plaza,
                            Suite 100
                            Houston, TX 77046

                            David P. Barnard (since inception)     Vice President, A I M Capital.
                            A I M Capital Management

                            Robert M. Kippes (since inception)     Vice President, A I M Capital.
                            A I M Capital Management

                            Ryan E. Crane (since 2000)             Portfolio Manager, A I M Capital.
                            A I M Capital Management               From 1995 to 1999, Analyst at A I
                                                                   M Capital.
                            Jay K. Rushin (since 2000)             Portfolio Manager, A I M Capital.
                            A I M Capital Management               From 1998 to 2000, Analyst at A I
                                                                   M Capital. From 1996 to 1998, an
                                                                   associate equity analyst with
                                                                   Prudential Securities.
----------------------------------------------------------------------------------------------------
  MFS Total Return          David M. Calabro (since inception)     Senior Vice President, MFS.
  Portfolio                 Manager of investment team
                            Massachusetts Financial Services
                            Company
                            500 Boylston Street
                            Boston, MA 02116
----------------------------------------------------------------------------------------------------
  Putnam Diversified        David L. Waldman (since 1997)          Managing Director, Senior
  Income Portfolio          and a core fixed-income team           Portfolio Manager and Director of
                            Putnam Investment Management, LLC      fixed-income quantitative
                            One Post Office Square                 research, Putnam Investment
                            Boston, MA 02109                       Management, LLC. From 1995 to
                                                                   1997, Senior Vice President and
                                                                   Senior Portfolio Manager at
                                                                   Lazard Freres Asset Management.
----------------------------------------------------------------------------------------------------

                                                           Travelers Series Fund

Transfer Agent and Shareholder Servicing Agent

Citi Fiduciary Trust Company serves as the funds' transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the funds' sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadvisers

A I M Capital Management, Inc. AIM is a wholly owned subsidiary of A I M Advisors, Inc., a registered investment adviser. AIM and A I M Advisors, Inc. manage approximately $170 billion in assets as of December 31, 2000.

Massachusetts Financial Services Company. MFS and its predecessor organizations have a history of money management dating from 1924. The MFS organization manages approximately $141 billion as of December 31, 2000.

Putnam Investment Management, Inc. Putnam has managed mutual funds since 1937. Putnam and its affiliates manage approximately $370 billion in assets as of December 31, 2000.

Travelers Series Fund

Share Transactions

Availability of the funds

Shares of the funds are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts. The variable insurance products may or may not make investments in all the funds described in this prospectus.

The interests of different variable insurance products investing in a fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the funds' shareholders.

Redemption of shares

The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange. If the New York Stock Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time.

Each fund generally values its fund securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

                                                           Travelers Series Fund

Dividends, Distributions and Taxes

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Travelers Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception if less than five years). The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

                                          AIM Capital Appreciation
                                      2000    1999    1998     1997   1996(1)
-----------------------------------------------------------------------------
Net asset value, beginning of year   $16.30  $12.31  $12.68   $10.76  $10.00
-----------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)         (0.07)  (0.03)  (0.01)    0.02    0.02
 Net realized and unrealized gain
  (loss)                               6.03    4.02   (0.34)    1.91    0.75
-----------------------------------------------------------------------------
Total income (loss) from operations    5.96    3.99   (0.35)    1.93    0.77
-----------------------------------------------------------------------------
Less distributions from:
 Net investment income                   --      --   (0.02)   (0.01)  (0.01)
 Net realized gains                   (0.53)     --      --       --      --
-----------------------------------------------------------------------------
Total distributions                   (0.53)     --   (0.02)   (0.01)  (0.01)
-----------------------------------------------------------------------------
Net asset value, end of year         $21.73  $16.30  $12.31   $12.68  $10.76
-----------------------------------------------------------------------------
Total return                          36.53%  32.41%  (2.79)%  17.96%   7.71%
-----------------------------------------------------------------------------
Net assets, end of year (millions)     $435    $300    $226     $203    $113
-----------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              0.83%   0.84%   0.85%    0.85%   0.96%
 Net investment income (loss)         (0.35)  (0.18)  (0.06)    0.20    0.22
-----------------------------------------------------------------------------
 Portfolio turnover rate                 91%     76%     75%      56%     44%
-----------------------------------------------------------------------------

(1) Per share amounts calculated using the monthly average shares method.

                                                           Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                            MFS Total Return
                                2000     1999(1)    1998      1997      1996
-------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $16.22    $16.23    $15.31    $13.13    $11.53
-------------------------------------------------------------------------------
Income from operations:
 Net investment income            0.54      0.52      0.32      0.38      0.33
 Net realized and unrealized
  gain                            1.43      0.72      1.36      2.27      1.62
-------------------------------------------------------------------------------
Total income from operations      1.97      1.24      1.68      2.65      1.95
-------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (0.46)    (0.37)    (0.28)    (0.29)    (0.27)
 Net realized gains              (0.57)    (0.88)    (0.48)    (0.18)    (0.08)
-------------------------------------------------------------------------------
Total distributions              (1.03)    (1.25)    (0.76)    (0.47)    (0.35)
-------------------------------------------------------------------------------
Net asset value, end of year    $17.16    $16.22    $16.23    $15.31    $13.13
-------------------------------------------------------------------------------
Total return                     12.77%     7.62%    10.94%    20.64%    17.16%
-------------------------------------------------------------------------------
Net assets, end of year
 (000's)                      $697,010  $621,828  $462,274  $263,585  $134,529
-------------------------------------------------------------------------------
Ratios to average net
 assets:
 Expenses                         0.83%     0.84%     0.84%     0.86%     0.91%
 Net investment income            3.42      3.11      3.32      3.54      3.82
-------------------------------------------------------------------------------
Portfolio turnover rate            108%       97%      118%       99%      139%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                          Putnam Diversified Income
                                      2000    1999    1998     1997   1996(1)
-----------------------------------------------------------------------------
Net asset value, beginning of year   $11.24  $11.70  $12.31   $11.99  $11.46
-----------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.93    0.91    0.57     0.67    0.78
 Net realized and unrealized gain
  (loss)                              (0.88)  (0.70)  (0.62)    0.30    0.27
-----------------------------------------------------------------------------
Total income (loss) from operations    0.05    0.21   (0.05)    0.97    1.05
-----------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.98)  (0.67)  (0.42)   (0.56)  (0.39)
 Net realized gains                      --      --   (0.14)   (0.09)  (0.13)
-----------------------------------------------------------------------------
Total distributions                   (0.98)  (0.67)  (0.56)   (0.65)  (0.52)
-----------------------------------------------------------------------------
Net asset value, end of year         $10.31  $11.24  $11.70   $12.31  $11.99
-----------------------------------------------------------------------------
Total return                           0.21%   1.80%  (0.65)%   8.44%   9.43%
-----------------------------------------------------------------------------
Net assets, end of year (millions)     $141    $156    $157     $122     $81
-----------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              0.87%   0.83%   0.87%    0.88%   0.96%
 Net investment income                 7.78    7.85    7.48     6.99    7.57
-----------------------------------------------------------------------------
Portfolio turnover rate                 105%    118%    191%     253%   2.55%
-----------------------------------------------------------------------------

(1) Per share amounts calculated using the monthly average shares method.

                                                           Travelers Series Fund

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that affected the funds' performance.

The funds send one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional (SAI) information provides more detailed information about the funds. It is incorporated by reference into this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, Seven World Trade Center, 39th Floor, New York, NY 10048.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. The funds are not offering to sell their shares to any person to whom the funds may not lawfully sell their shares.

               AIM Capital Appreciation Portfolio

               MFS Total Return Portfolio

               Putnam Diversified Income Portfolio

(Investment Company Act file no. 811-08372)

CE-1 2/01

Travelers Series Fund Inc.

------------------
Prospectus
------------------

February 28, 2001



                                   [GRAPHIC]



           Equity Funds                              Fixed Income Funds
--------------------------------------     -------------------------------------
    Smith Barney International              Smith Barney Money Market Portfolio
     All Cap Growth Portfolio

Smith Barney Large Cap Value Portfolio






  ---------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
  ---------------------------------------------------------------------------

Shares of each fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to three of those funds. Each fund offers different levels of potential return and involves different levels of risk.
--------------------------------------------------------------------------------

Investments, Risk and Performance                                           Page
--------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio........................    2

Smith Barney Large Cap Value Portfolio.....................................    4

Smith Barney Money Market Portfolio........................................    6

More on the Funds' Investments and Related Risks...........................    8

Management.................................................................   11

Share Transactions.........................................................   13

Share Price................................................................   13

Dividends, Distributions and Taxes.........................................   14

Financial Highlights.......................................................   15

--------------------------------------------------------------------------------

     Investments, Risks and Performance

Smith Barney International All Cap Growth Portfolio

 Investment objective

 Total return on its assets from growth of capital and income.

 Principal investment strategies

 Key investments The fund invests primarily in equity securities of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights.
--------------------------------------------------------------------------------

                   Selection process

                   The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager's assessment of overseas potential for long-term growth, the fund's emphasis among foreign markets and types of issuers may vary.

                   In selecting individual companies for investment, the manager looks for:

                   . Above average earnings growth
                   . High relative return on invested capital
                   . Experienced and effective management
                   . Competitive advantages
                   . Strong financial condition
                   . The range of individual investment opportunities

                   By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S.

                   In allocating assets among countries and regions, the economic and political factors that the manager evaluates include:

                   . Low or decelerating inflation which creates a favorable
                     environment for securities markets
                   . Stable government with policies that encourage economic
                     growth, equity investment and development of securities markets
                   . Currency stability

Travelers Series Fund

Principal risks of investing in the fund

While investing in foreign securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . Foreign stock prices decline
 . Adverse governmental action or political, economic or market instability occurs in a foreign country
 . The currency in which a security is priced declines in value relative to the
  U.S. dollar
 . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of European markets and present valuation problems for the fund.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the MSCI EAFE Weighted Index ("MSCI Index"), a broad-based unmanaged index of foreign stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.
Risk return bar chart

                                % Total Return

                                  [BAR CHART]

                    1995    1996     1997    1998      1999       2000
                  -------  -------  ------  -------   -------   --------

                   11.28%   17.72%   2.71%    6.51%    67.73%   -23.79%

Calendar years ended December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:47.43% in 4th quarter 1999
Lowest:(19.72)% in 3rd quarter 1998

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

            One      Five   Since
            year     years  inception
-------------------------------------
Fund        (23.79)% 10.48%   9.03%
MSCI Index  (14.17)%  7.13%   7.43%*
-------------------------------------

* Index comparison begins on June 16, 1994.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney Large Cap Value Portfolio

 Investment objective

 Current income and long-term growth of income and capital.


 Principal investment strategies

 Key investments The fund invests primarily in common stocks of U.S. companies having market capitalizations of at least $5 billion at the time of investment.
--------------------------------------------------------------------------------

                   Selection process

                   The manager employs a two-step selection process. First, the manager uses proprietary models and fundamental research to try to find stocks that are underpriced in the market relative to their fundamental value. The manager looks for the following:

                   . Low market valuations measured by the manager's valuation models
                   . Dividend paying ability
                   . High return on invested capital and strong cash flow
                   . Liquidity

                   Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings.

                   These catalysts include positive changes in earnings prospects because of:

                   . New management
                   . Effective research, product development and marketing
                   . A business strategy not yet recognized by the marketplace . Regulatory changes favoring the company

Travelers Series Fund

Principal risks of investing in the fund

While investing in large capitalization value securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . The U.S. stock market goes down.
 . Value stocks or larger capitalization stocks are temporarily out of favor.
 . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
 . An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, a broad-based unmanaged index of U.S. stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses. Risk return bar chart

                                % Total Return

                                  [BAR CHART]

                    1995    1996     1997    1998      1999       2000
                  -------  -------  ------  -------   -------   --------

                   33.08%   19.79%  26.63%    9.82%     0.06%    13.11%

Calendar years ended December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:13.92% in 4th quarter 1998
Lowest:(12.87)% in 3rd quarter 1998

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

               One     Five   Since
               year    years  inception
---------------------------------------
Fund           13.11 % 13.52%  14.90%
S&P 500 Index  (9.10)% 18.33%  19.60%*
---------------------------------------

* Index comparison begins on June 16, 1994.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney Money Market Portfolio

 Investment objective

 Maximize current income consistent with preservation of capital. The fund seeks to maintain a stable $1 share price.

 Principal investment strategies

 Key investments The fund invests exclusively in high quality U.S. dollar denominated short term debt securi-ties. These include commercial paper, corporate and mu-nicipal obligations, obligations of U.S. and foreign banks, securities of the U.S. Government, its agencies or instrumentalities and related repurchase agreements.

 Credit Quality: The fund invests exclusively in securi-ties rated by a nationally recognized rating organiza-tion in the two highest short term rating categories, or if unrated, of equivalent quality.

 Effective Maturity: The fund invests exclusively in se-
 curities having remaining effective maturities of 397
 days or less, and maintains a dollar-weighted portfolio
 maturity of 90 days or less.
--------------------------------------------------------------------------------

                   Selection process

                   In selecting investments for the fund, the manager looks for:

                   . The best relative values based on an analysis of interest rate sensitivity, yield and price.
                   . Issuers offering minimal credit risk.
                   . Maturities consistent with the manager's outlook for
                     interest rates.


Travelers Series Fund

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short term debt instruments or money market funds if any of the following occurs:

 . Interest rates rise sharply.
 . An issuer of the fund's securities defaults, or has its credit rating downgraded.
 . Sectors or issuers the fund has emphasized fail to perform as expected. . The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The value of the fund's foreign securities may go down because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the 90-day U.S. Treasury bill. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.
Risk return bar chart


                                % Total Return

                                  [BAR CHART]

                    1995    1996     1997    1998      1999       2000
                  -------  -------  ------  -------   -------   --------

                    5.48%    4.94%   5.09%    5.04%     4.76%     6.04%

Calendar years ended December 31


The bar chart shows the performance of the Fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:1.55% in 3rd quarter 2000
Lowest:1.10% in 2nd quarter 1999

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

               One   Five  Since
               year  years inception
------------------------------------
Fund           6.04% 5.17%  5.14 %
Treasury bill  5.99% 5.18%  5.38 %*
------------------------------------

* Index comparison begins on June 16, 1994.

The fund's 7-day yield as of December 31, 2000 was 6.08%.

                                                           Travelers Series Fund

More on the Funds' Investments and Related Risks

Additional investments and investment techniques
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The section      Smith Barney International All Cap Growth Portfolio
entitled "In-    The fund may invest up to 20% of its assets in debt securi-
vestments,       ties of any credit quality or maturity of foreign corporate
Risks and Per-   and governmental issuers, as well as U.S. government securi-
formance" de-    ties and money market obligations of U.S. and foreign corpo-
scribes the      rate issuers.
funds' invest-
ment objec-
tives and
their princi-
pal investment
strategies and
risks. This
section pro-
vides some ad-
ditional in-
formation
about the
funds' invest-
ments and cer-
tain invest-
ment manage-
ment tech-
niques the
funds may use.
More informa-
tion about the
funds' invest-
ments and
portfolio man-
agement tech-
niques, some
of which en-
tail risk, is
included in
the Statement
of Additional
Information
(SAI). To find
out how to ob-
tain an SAI,
please turn to
the back cover
of this pro-
spectus.

--------------------------------------------------------------------------------

Equity           Subject to its particular investment policies, each of these
investments      funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC)
Each equity      common and preferred stocks, warrants, rights, investment
fund             grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

--------------------------------------------------------------------------------

Fixed income     Subject to its particular investment policies, each fund may
investments      invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-
The Smith Bar-   related securities, asset-backed securities, convertible se-
ney Money Mar-   curities, Eurodollar and Yankee dollar instruments, preferred
ket Portfolio    stocks and money market instruments. Fixed income securities
and, to a lim-   may be issued by U.S. and foreign corporations or entities;
ited extent,     U.S. and foreign banks; the U.S. government, its agencies,
each equity      authorities, instrumentalities or sponsored enterprises;
fund             state and municipal governments; supranational organizations;
                 and foreign governments and their political subdivisions.

                 Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

--------------------------------------------------------------------------------

                 Credit quality

                 If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

--------------------------------------------------------------------------------

Travelers Series Fund

--------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                 Investment grade securities

                 Securities are investment grade if:

                 . They are rated, respectively, in one of the top four long-
                   term rating categories of a nationally recognized statistical rating organization.
                 . They have received a comparable short-term or other rating. . They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

Foreign and      Each fund may invest in foreign securities, although the for-
emerging         eign investments of Smith Barney Money Market Portfolio are
market           limited to U.S. dollar denominated investments issued by for-
investments      eign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                 Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic insta-bility and the possible imposition of exchange controls or other restrictions on investments. If a fund invests in secu-rities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                 Emerging market investments offer the potential of signifi-
Smith Barney     cant gains but also involve greater risks than investing in
International    more developed countries. Political or economic instability,
All Cap Growth   lack of market liquidity and government actions such as cur-
Portfolio only   rency controls or seizure of private business or property may be more likely in emerging markets.

                 Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, howev-er, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted be-fore, and there is uncertainty whether participating coun-tries will remain committed to EMU in the face of changing economic conditions.

--------------------------------------------------------------------------------


Derivatives      Each fund may, but need not, use derivative contracts, such
and hedging      as futures and options on securities, securities indices or
techniques       currencies; options on these futures; forward currency con-
                 tracts; and interest rate or currency swaps for any of the following purposes:
All funds ex-
cept Smith       . To hedge against the economic impact of adverse changes in
Barney Money       the market value of its securities, because of changes in
Market Portfo-     stock market prices, currency exchange rates or interest
lio                rates
                 . As a substitute for buying or selling securities
                 . To enhance the fund's return

                 A derivative contract will obligate or entitle a fund to de-liver or receive an asset or cash payment that is based on the change in value of one or more securities,

--------------------------------------------------------------------------------


                                                           Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using deriva-tives can disproportionately increase losses and reduce op-portunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining mar-kets.

--------------------------------------------------------------------------------

Securities       Each fund may engage in securities lending to increase its
lending          net investment income. Each fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

--------------------------------------------------------------------------------

Defensive        Each fund may depart from its principal investment strategies
investing        in response to adverse market, economic or political condi-
                 tions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

Portfolio
turnover         Each fund may engage in active and frequent trading to
                 achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.
--------------------------------------------------------------------------------

Travelers Series Fund

Management

The manager

SSB Citi Fund Management LLC (SSB Citi) is each fund's manager.

SSB Citi Fund Management LLC

SSB Citi is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SSB Citi is located at Seven World Trade Center, New York, New York 10048. SSB Citi acts as investment manager to investment companies having aggregate assets of approximately $141 billion as of December 31, 2000.

SSB Citi manages the investment operations of the funds covered in this Prospectus and receives from each fund for these services the fee indicated:

  ----------------------------------------------------------------------------
                           Actual management fee
                           paid for the fiscal year  Contractual
                           ended October 31, 2000    management fee paid
                           (as a percentage          (as a percentage
                           of the fund's             of the fund's
   Fund                    average daily net assets) average daily net assets)
  ----------------------------------------------------------------------------
   Smith Barney
   International All Cap
   Growth Portfolio                  0.90%                     0.90%
   Smith Barney Large Cap
   Value Portfolio                   0.65%                     0.65%
   Smith Barney Money
   Market Portfolio                  0.50%                     0.50%
  ----------------------------------------------------------------------------

                                                           Travelers Series Fund

The Portfolio Managers

The table below sets forth the name and business experience of each fund's portfolio manager.

  Fund                    Portfolio Manager                      Business Experience

  Smith Barney            James Conheady (since inception)       Investment Officer, SSB Citi;
  International All Cap   SSB Citi                               Managing Director, Salomon Smith
  Growth Portfolio        7 World Trade Center                   Barney.
                          New York, New York 10048

                          Jeffrey Russell (since inception)      Investment Officer, SSB Citi;
                          SSB Citi                               Managing Director, Salomon Smith
                          7 World Trade Center                   Barney.
                          New York, New York 10048
--------------------------------------------------------------------------------------------------
  Smith Barney Large Cap  Frances Root (since 2001)              Investment Officer, SSB Citi;
  Value Portfolio         and a team of portfolio managers       Managing Director and Senior
                          SSB Citi                               Equity Portfolio Manager, Salomon
                          7 World Trade Center,                  Smith Barney.
                          New York, New York 10048
--------------------------------------------------------------------------------------------------
  Money Market Portfolio  Martin Hanley (since inception)        Investment Officer, SSB Citi;
                          SSB Citi                               Director, Salomon Smith Barney.
                          7 World Trade Center
                          New York, New York 10048
--------------------------------------------------------------------------------------------------

Transfer Agent and Shareholder Servicing Agent

Citi Fiduciary Trust Company serves as the funds' transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the funds' sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Travelers Series Fund

Share Transactions

Availability of the funds

Shares of the funds are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts. The variable insurance products may or may not make investments in all the funds described in this prospectus.

The interests of different variable insurance products investing in a fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the funds' shareholders.

Redemption of shares

The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange. If the New York Stock Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time.

Each fund generally values its fund securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Unless there are extraordinary or unusual circumstances, Smith Barney Money Market Portfolio uses the amortized cost method of valuing its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

                                                           Travelers Series Fund

Dividends, Distributions and Taxes

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Travelers Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception if less than five years). The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

                                     Smith Barney International All Cap
                                                  Growth(1)
                                     2000(2)   1999    1998     1997    1996
------------------------------------------------------------------------------
Net asset value, beginning of year   $16.92   $12.60  $13.23   $12.18  $10.48
------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.02     0.02    0.05     0.01    0.02
 Net realized and unrealized gain
  (loss)                               1.71     4.35   (0.68)    1.05    1.69
------------------------------------------------------------------------------
Total income (loss) from operations    1.73     4.37   (0.63)    1.06    1.71
------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.13)   (0.05)     --    (0.01)  (0.01)
------------------------------------------------------------------------------
Total distributions                   (0.13)   (0.05)     --    (0.01)  (0.01)
------------------------------------------------------------------------------
Net asset value, end of year         $18.52   $16.92  $12.60   $13.23  $12.18
------------------------------------------------------------------------------
Total return                          10.18%   34.73%  (4.76)%   8.73%  16.36%
------------------------------------------------------------------------------
Net assets, end of year (millions)     $462     $309    $224     $219    $143
------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses (3)                          0.98%    1.00%   1.00%    1.01%   1.10%
 Net investment income                 0.11     0.16    0.37     0.09    0.23
------------------------------------------------------------------------------
 Portfolio turnover rate                 15%      36%     34%      38%     41%
------------------------------------------------------------------------------

(1) Formerly known as Smith Barney International Equity Portfolio.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) During the year ended October 31, 1996, the fund earned credits from the custodian, which reduced service fees incurred. When the credits are taken into consideration the expense ratio is 1.05%.

                                                           Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                       Smith Barney Large Cap Value
                                     2000    1999   1998(1)   1997    1996
----------------------------------------------------------------------------
Net asset value, beginning of year  $19.83  $18.94  $17.90   $14.84  $12.12
----------------------------------------------------------------------------
Income from operations:
 Net investment income                0.30    0.27    0.31     0.25    0.32
 Net realized and unrealized gain     1.34    1.38    1.47     3.16    2.62
----------------------------------------------------------------------------
Total income from operations          1.64    1.65    1.78     3.41    2.94
----------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.26)  (0.24)  (0.21)   (0.18)  (0.17)
 Net realized gains                  (0.47)  (0.52)  (0.53)   (0.17)  (0.05)
----------------------------------------------------------------------------
Total distributions                  (0.73)  (0.76)  (0.74)   (0.35)  (0.22)
----------------------------------------------------------------------------
Net asset value, end of year        $20.74  $19.83  $18.94   $17.90  $14.84
----------------------------------------------------------------------------
Total return                          8.62%   8.52%   9.65%   23.38%  24.55%
----------------------------------------------------------------------------
Net assets, end of year (millions)    $553    $544    $424     $287    $139
----------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             0.66%   0.67%   0.68%    0.69%   0.73%
 Net investment income                1.45    1.35    1.59     2.01    2.35
----------------------------------------------------------------------------
Portfolio turnover rate                 23%     43%     36%      46%     32%
----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                        Smith Barney Money Market
                                 2000      1999      1998      1997     1996
-------------------------------------------------------------------------------
Net asset value, beginning of
 year                             $1.00     $1.00     $1.00     $1.00    $1.00
-------------------------------------------------------------------------------
Income from operations:
 Net investment income (1)        0.057     0.046     0.050     0.049    0.049
-------------------------------------------------------------------------------
Total income from operations      0.057     0.046     0.050     0.049    0.049
-------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (0.057)   (0.046)   (0.050)   (0.049)  (0.049)
-------------------------------------------------------------------------------
Total distributions              (0.057)   (0.046)   (0.050)   (0.049)  (0.049)
-------------------------------------------------------------------------------
Net asset value, end of year      $1.00     $1.00     $1.00     $1.00    $1.00
-------------------------------------------------------------------------------
Total return                       5.88%     4.66%     5.11%     5.05%    5.05%
-------------------------------------------------------------------------------
Net assets, end of year
 (000's)                       $318,600  $276,699  $164,677  $111,168  $99,150
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses (1)                      0.53%     0.54%     0.64%     0.65%    0.65%
 Net investment income             5.75      4.58      4.99      4.94     4.86
-------------------------------------------------------------------------------

(1) The manager waived all or part of its fees with respect to the fund for the years ended October 31, 1997 and 1996. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expense to average net assets of the fund would have been as follows:

  ------------------------------------------------------------------------
                                                          1997      1996
  ------------------------------------------------------------------------
   Per Share Decreases in Net Investment Income          $0.000(2) $0.001
  ------------------------------------------------------------------------
   Expense Ratios Without Fee Waivers and Reimbursement    0.67%     0.74%
  ------------------------------------------------------------------------

(2) Amount represents less than $0.001.

                                                           Travelers Series Fund

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that affected the funds' performance.

The funds send one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional (SAI) information provides more detailed information about the funds. It is incorporated by reference into this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 7 World Trade Center, 39th Floor, New York, NY 10048.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. The funds are not offering to sell their shares to any person to whom the funds may not lawfully sell their shares.

               Smith Barney International All Cap Growth Portfolio Smith Barney Large Cap Value Portfolio

               Smith Barney Money Market Portfolio


(Investment Company Act file no. 811-08372)
    2/01

Travelers Series Fund Inc.

------------------
Prospectus
------------------

February 28, 2001



                                   [GRAPHIC]



           Equity Funds                              Fixed Income Funds
------------------------------------       -------------------------------------

     Smith Barney International             Smith Barney High Income Portfolio
      All Cap Growth Portfolio
                                            Smith Barney Money Market Portfolio
Smith Barney Large Value Portfolio




  ---------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
  ---------------------------------------------------------------------------

Shares of each fund are offered only to insure company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to four of those funds. Each fund offers different levels of potential return and involves different levels of risk.
--------------------------------------------------------------------------------

Investments, Risk and Performance                                           Page
--------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio........................    2

Smith Barney Large Cap Value Portfolio.....................................    4

Smith Barney High Income Portfolio.........................................    6

Smith Barney Money Market Portfolio........................................    8

More on the Funds' Investments and Related Risks...........................   10

Management.................................................................   13

Share Transactions.........................................................   15

Share Price................................................................   15

Dividends, Distributions and Taxes.........................................   16

Financial Highlights.......................................................   17

--------------------------------------------------------------------------------

     Investments, Risks and Performance

Smith Barney International All Cap Growth Portfolio

 Investment objective

 Total return on its assets from growth of capital and income.

 Principal investment strategies

 Key investments The fund invests primarily in equity securities of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights.
--------------------------------------------------------------------------------

                   Selection process

                   The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager's assessment of overseas potential for long-term growth, the fund's emphasis among foreign markets and types of issuers may vary.

                   In selecting individual companies for investment, the manager looks for:

                   . Above average earnings growth
                   . High relative return on invested capital
                   . Experienced and effective management
                   . Competitive advantages
                   . Strong financial condition
                   . The range of individual investment opportunities

                   By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S.

                   In allocating assets among countries and regions, the economic and political factors that the manager evaluates include:

                   . Low or decelerating inflation which creates a favorable
                     environment for securities markets
                   . Stable government with policies that encourage economic
                     growth, equity investment and development of securities markets
                   . Currency stability

Travelers Series Fund

Principal risks of investing in the fund

While investing in foreign securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . Foreign stock prices decline
 . Adverse governmental action or political, economic or market instability occurs in a foreign country
 . The currency in which a security is priced declines in value relative to the
  U.S. dollar
 . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of European markets and present valuation problems for the fund.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the MSCI EAFE Weighted Index ("MSCI Index"), a broad-based unmanaged index of foreign stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.
Risk return bar chart

                                  [BAR CHART]

                                % Total Return

                 1995    1996    1997    1998    1999    2000
                ------  ------  ------  ------  ------  -------
                11.28%  17.72%   2.71%   6.51%  67.73%  -23.79%

Calendar years ended December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:47.43% in 4th quarter 1999
Lowest:(19.72)% in 3rd quarter 1998

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

            One      Five   Since
            year     years  inception
-------------------------------------
Fund        (23.79)% 10.48%   9.03%
MSCI Index  (14.17)%  7.13%   7.43%*
-------------------------------------

* Index comparison begins on June 16, 1994.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney Large Cap Value Portfolio

 Investment objective

 Current income and long-term growth of income and capital.


 Principal investment strategies

 Key investments The fund invests primarily in common stocks of U.S. companies having market capitalizations of at least $5 billion at the time of investment.
--------------------------------------------------------------------------------

                   Selection process

                   The manager employs a two-step selection process. First, the manager uses proprietary models and fundamental research to try to find stocks that are underpriced in the market relative to their fundamental value. The manager looks for the following:

                   . Low market valuations measured by the manager's valuation models
                   . Dividend paying ability
                   . High return on invested capital and strong cash flow
                   . Liquidity

                   Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings.

                   These catalysts include positive changes in earnings prospects because of:

                   . New management
                   . Effective research, product development and marketing
                   . A business strategy not yet recognized by the marketplace . Regulatory changes favoring the company

Travelers Series Fund

Principal risks of investing in the fund

While investing in large capitalization value securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . The U.S. stock market goes down.
 . Value stocks or larger capitalization stocks are temporarily out of favor.
 . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
 . An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, a broad-based unmanaged index of U.S. stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses. Risk return bar chart

                                  [BAR CHART]

                                % Total Return

                 1995    1996    1997    1998    1999    2000
                ------  ------  ------  ------  ------  -------
                33.08%  19.79%  26.63%   9.82%   0.06%   13.11%

Calendar years ended December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:13.92% in 4th quarter 1998
Lowest:(12.87)% in 3rd quarter 1998

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

               One     Five   Since
               year    years  inception
---------------------------------------
Fund           13.11 % 13.52%  14.90%
S&P 500 Index  (9.10)% 18.33%  19.60%*
---------------------------------------

* Index comparison begins on June 16, 1994.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney High Income Portfolio

 Investment objectives

 Primary: High current income    Secondary: Capital appreciation

 Principal investment strategies

 Key investments The fund invests primarily in high yielding, corporate debt obligations and preferred stock of U.S. and foreign issuers, but may also invest in foreign issuers.

 Credit Quality: The fund invests primarily in below in-vestment grade securities, but may not invest more than 10% in securities rated lower than B or unrated securi-ties of comparable quality. Below investment grade secu-rities are commonly known as "junk bonds."

 Maturity: Although the fund may invest in securities of
 any maturity, under current market conditions, the fund
 intends to have an average remaining maturity of between
 five and ten years.
--------------------------------------------------------------------------------

                   Selection process

                   In selecting securities, the manager considers and compares the relative yields of various types of obligations. The manager seeks to maximize current income by generally purchasing securities of lower credit quality, but offering higher current yield. In selecting securities for the fund, the manager employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

                   The manager looks for:

                   . "Fallen angels" or companies that are repositioning in the marketplace which the manager believes are temporarily undervalued, and
                   . Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

                   The manager selects individual debt securities by comparing yield, maturity, issue classification and quality characteristics. Investments in these companies may increase the fund's potential for capital appreciation and reduce the fund's credit risk exposure.

                   The manager also employs an active sell strategy to dispose of securities that no longer meet the manager's investment criteria to harvest gains for reinvestment in new securities exhibiting characteristics as described above.

Travelers Series Fund

Principal risks of investing in the fund

While investing in high yield securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

 . The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
 . Interest rates go up, causing the prices of debt securities in the fund to fall.
 . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
 . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
 . The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Bear Stearns High Yield Index ("Bear Stearns Index"), a broad-based unmanaged index of high yield corporate bonds. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.
Risk return bar chart

                                  [BAR CHART]

                                % Total Return

                 1995    1996    1997    1998    1999    2000
                ------  ------  ------  ------  ------  ------
                19.18%  13.13%  13.85%   0.44%   2.60%  -8.05%

Calendar years ended December 31


The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest: 5.35% in 2nd quarter 1997
Lowest:(5.79)% in 3rd quarter 1998

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                    One     Five  Since
                    year    years inception
-------------------------------------------
Fund                (8.05)% 4.07%   5.81%
Bear Stearns Index  (6.83)% 4.45%   6.59%*
-------------------------------------------

*Index comparison begins on June 30, 1994 since index comparison is not available from the fund's inception date.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney Money Market Portfolio

 Investment objective

 Maximize current income consistent with preservation of capital. The fund seeks to maintain a stable $1 share price.

 Principal investment strategies

 Key investments The fund invests exclusively in high quality U.S. dollar denominated short term debt securi-ties. These include commercial paper, corporate and mu-nicipal obligations, obligations of U.S. and foreign banks, securities of the U.S. Government, its agencies or instrumentalities and related repurchase agreements.

 Credit Quality: The fund invests exclusively in securi-ties rated by a nationally recognized rating organiza-tion in the two highest short term rating categories, or if unrated, of equivalent quality.

 Effective Maturity: The fund invests exclusively in se-
 curities having remaining effective maturities of 397
 days or less, and maintains a dollar-weighted portfolio
 maturity of 90 days or less.
--------------------------------------------------------------------------------

                   Selection process

                   In selecting investments for the fund, the manager looks for:

                   . The best relative values based on an analysis of interest rate sensitivity, yield and price.
                   . Issuers offering minimal credit risk.
                   . Maturities consistent with the manager's outlook for
                     interest rates.


Travelers Series Fund

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short term debt instruments or money market funds if any of the following occurs:

 . Interest rates rise sharply.
 . An issuer of the fund's securities defaults, or has its credit rating downgraded.
 . Sectors or issuers the fund has emphasized fail to perform as expected. . The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The value of the fund's foreign securities may go down because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the 90-day U.S. Treasury bill. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.
Risk return bar chart


                                  [BAR CHART]

                                % Total Return

                 1995    1996    1997    1998    1999    2000
                ------  ------  ------  ------  ------  ------
                 5.43%   4.94%   5.09%   5.04%   4.76%   6.04%

Calendar years ended December 31


The bar chart shows the performance of the Fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:1.55% in 3rd quarter 2000
Lowest:1.10% in 2nd quarter 1999

Risk return table

Average Annual Total Returns
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

               One   Five  Since
               year  years inception
------------------------------------
Fund           6.04% 5.17%  5.14 %
Treasury bill  5.99% 5.18%  5.38 %*
------------------------------------

* Index comparison begins on June 16, 1994.

The fund's 7-day yield as of December 31, 2000 was 6.08%.

                                                           Travelers Series Fund

More on the Funds' Investments and Related Risks

Additional investments and investment techniques
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The section      Smith Barney International All Cap Growth Portfolio
entitled "In-    The fund may invest up to 20% of its assets in debt securi-
vestments,       ties of any credit quality or maturity of foreign corporate
Risks and Per-   and governmental issuers, as well as U.S. government securi-
formance" de-    ties and money market obligations of U.S. and foreign corpo-
scribes the      rate issuers.
funds' invest-
ment objec-      Smith Barney High Income Portfolio
tives and        Although the fund invests primarily in high yield securities,
their princi-    the fund may also invest up to 35% of its assets in common
pal investment   stock and common stock equivalents, including convertible se-
strategies and   curities, options, warrants and rights. The fund may invest
risks. This      up to 20% of its assets in foreign currency denominated secu-
section pro-     rities and without limit in U.S. dollar denominated securi-
vides some ad-   ties of foreign issuers. The fund may invest up to 15% of its
ditional in-     total assets in corporate loans. The primary risk in an in-
formation        vestment in corporate loans is that borrowers may be unable
about the        to meet their interest and/or principal payment obligations.
funds' invest-
ments and cer-
tain invest-
ment manage-
ment tech-
niques the
funds may use.
More informa-
tion about the
funds' invest-
ments and
portfolio man-
agement tech-
niques, some
of which en-
tail risk, is
included in
the Statement
of Additional
Information
(SAI). To find
out how to ob-
tain an SAI,
please turn to
the back cover
of this pro-
spectus.

--------------------------------------------------------------------------------

Equity
investments      Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity
Each equity      securities include exchange-traded and over-the-counter (OTC)
fund and Smith   common and preferred stocks, warrants, rights, investment
Barney High      grade convertible securities, depositary receipts and shares,
Income Portfo-   trust certificates, limited partnership interests, shares of
lio              other investment companies, real estate investment trusts and equity participations.

--------------------------------------------------------------------------------

Fixed income     Subject to its particular investment policies, each fund may
investments      invest in fixed income securities. Fixed income investments
Each fixed in-   include bonds, notes (including structured notes), mortgage-
come fund and,   related securities, asset-backed securities, convertible se-
to a limited     curities, Eurodollar and Yankee dollar instruments, preferred
extent, each     stocks and money market instruments. Fixed income securities
equity fund      may be issued by U.S. and foreign corporations or entities;
                 U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises;
                 state and municipal governments; supranational organizations;
                 and foreign governments and their political subdivisions.

                 Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Smith Barney     The fund may invest in mortgage-backed and asset-backed secu-
High Income      rities. Mortgage-related securities may be issued by private
Portfolio        companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
                 Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

--------------------------------------------------------------------------------

Travelers Series Fund

--------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                 Credit quality

                 If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                 Investment grade securities

                 Securities are investment grade if:

                 . They are rated, respectively, in one of the top four long-
                   term rating categories of a nationally recognized statistical rating organization.
                 . They have received a comparable short-term or other rating. . They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

                 High yield, lower quality securities

Smith Barney
High             The fund may invest in fixed income securities that are high yield, lower quality securities rated by a rating organiza-
Income           tion below its top four long term rating categories or
Portfolio        unrated securities determined by the manager or subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or pe-riods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market percep-tions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.


--------------------------------------------------------------------------------

Foreign and      Each fund may invest in foreign securities, although the for-
emerging         eign investments of Smith Barney Money Market Portfolio are
market           limited to U.S. dollar denominated investments issued by for-
investments      eign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                 Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic insta-bility and the possible imposition of exchange controls or other restrictions on investments. If a fund invests in secu-rities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                 Emerging market investments offer the potential of signifi-
Smith Barney     cant gains but also involve greater risks than investing in
International    more developed countries. Political or economic instability,
All Cap Growth   lack of market liquidity and government actions such as cur-
Portfolio only   rency controls or seizure of private business or property may be more likely in emerging markets.

                 Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, howev-er, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted be-fore, and there is uncertainty whether participating coun-tries will remain committed to EMU in the face of changing economic conditions.

--------------------------------------------------------------------------------

                                                           Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Derivatives      Each fund may, but need not, use derivative contracts, such
and hedging      as futures and options on securities, securities indices or
techniques       currencies; options on these futures; forward currency con-
                 tracts; and interest rate or currency swaps for any of the following purposes:
All funds ex-
cept Smith       . To hedge against the economic impact of adverse changes in
Barney Money       the market value of its securities, because of changes in
Market Portfo-     stock market prices, currency exchange rates or interest
lio                rates
                 . As a substitute for buying or selling securities
                 . To enhance the fund's return

                 A derivative contract will obligate or entitle a fund to de-liver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and in-terest rate exposure. Therefore, using derivatives can dis-proportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securi-ties. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------
Securities
lending Each fund may engage in securities lending to increase its net investment income. Each fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

--------------------------------------------------------------------------------

Defensive        Each fund may depart from its principal investment strategies
investing        in response to adverse market, economic or political condi-
                 tions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

Portfolio        Each fund may engage in active and frequent trading to
turnover         achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Travelers Series Fund

Management

The manager

SSB Citi Fund Management LLC (SSB Citi) is each fund's manager.

SSB Citi Fund Management LLC

SSB Citi is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SSB Citi is located at Seven World Trade Center, New York, New York 10048. SSB Citi acts as investment manager to investment companies having aggregate assets of approximately $141 billion as of December 31, 2000.

SSB Citi manages the investment operations of the funds covered in this Prospectus and receives from each fund for these services the fee indicated:

  ------------------------------------------------------------------------------
                             Actual management fee
                             paid for the fiscal year  Contractual
                             ended October 31, 2000    management fee paid
                             (as a percentage          (as a percentage
                             of the fund's             of the fund's
   Fund                      average daily net assets) average daily net assets)
  ------------------------------------------------------------------------------
   Smith Barney
   International All Cap
   Growth Portfolio                    0.90%                     0.90%
   Smith Barney Large Cap
   Value Portfolio                     0.65%                     0.65%
   Smith Barney High Income
   Portfolio                           0.60%                     0.60%
   Smith Barney Money
   Market Portfolio                    0.50%                     0.50%
  ------------------------------------------------------------------------------

                                                           Travelers Series Fund

The Portfolio Managers

The table below sets forth the name and business experience of each fund's portfolio manager.

  Fund                      Portfolio Manager                      Business Experience

  Smith Barney              James Conheady (since inception)       Investment Officer, SSB Citi;
  International All Cap     SSB Citi                               Managing Director, Salomon Smith
  Growth Portfolio          7 World Trade Center                   Barney.
                            New York, New York 10048

                            Jeffrey Russell (since inception)      Investment Officer, SSB Citi;
                            SSB Citi                               Managing Director, Salomon Smith
                            7 World Trade Center                   Barney.
                            New York, New York 10048
----------------------------------------------------------------------------------------------------
  Smith Barney Large Cap    Frances Root (since 2001)              Investment Officer, SSB Citi;
  Value Portfolio           and a team of portfolio managers       Managing Director and Senior
                            SSB Citi                               Equity Portfolio Manager, Salomon
                            7 World Trade Center,                  Smith Barney.
                            New York, New York 10048
----------------------------------------------------------------------------------------------------
  Smith Barney High Income  John C. Bianchi (since inception)      Investment Officer, SSB Citi;
  PortFolio                 SSB Citi                               Managing Director, Salomon Smith
                            7 World Trade Center                   Barney.
                            New York, New York 10048
----------------------------------------------------------------------------------------------------
  Money Market Portfolio    Martin Hanley (since inception)        Investment Officer, SSB Citi;
                            SSB Citi                               Director, Salomon Smith Barney.
                            7 World Trade Center
                            New York, New York 10048
----------------------------------------------------------------------------------------------------

Transfer Agent and Shareholder Servicing Agent

Citi Fiduciary Trust Company serves as the funds' transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the funds' sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Travelers Series Fund

Share Transactions

Availability of the funds

Shares of the funds are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts. The variable insurance products may or may not make investments in all the funds described in this prospectus.

The interests of different variable insurance products investing in a fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the funds' shareholders.

Redemption of shares

The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange. If the New York Stock Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time.

Each fund generally values its fund securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Unless there are extraordinary or unusual circumstances, Smith Barney Money Market Portfolio uses the amortized cost method of valuing its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

                                                           Travelers Series Fund

Dividends, Distributions and Taxes

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Travelers Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception if less than five years). The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

                                     Smith Barney International All Cap
                                                  Growth(1)
                                     2000(2)   1999    1998     1997    1996
------------------------------------------------------------------------------
Net asset value, beginning of year   $16.92   $12.60  $13.23   $12.18  $10.48
------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.02     0.02    0.05     0.01    0.02
 Net realized and unrealized gain
  (loss)                               1.71     4.35   (0.68)    1.05    1.69
------------------------------------------------------------------------------
Total income (loss) from operations    1.73     4.37   (0.63)    1.06    1.71
------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.13)   (0.05)     --    (0.01)  (0.01)
------------------------------------------------------------------------------
Total distributions                   (0.13)   (0.05)     --    (0.01)  (0.01)
------------------------------------------------------------------------------
Net asset value, end of year         $18.52   $16.92  $12.60   $13.23  $12.18
------------------------------------------------------------------------------
Total return                          10.18%   34.73%  (4.76)%   8.73%  16.36%
------------------------------------------------------------------------------
Net assets, end of year (millions)     $462     $309    $224     $219    $143
------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses (3)                          0.98%    1.00%   1.00%    1.01%   1.10%
 Net investment income                 0.11     0.16    0.37     0.09    0.23
------------------------------------------------------------------------------
 Portfolio turnover rate                 15%      36%     34%      38%     41%
------------------------------------------------------------------------------

(1) Formerly known as Smith Barney International Equity Portfolio.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) During the year ended October 31, 1996, the fund earned credits from the custodian, which reduced service fees incurred. When the credits are taken into consideration the expense ratio is 1.05%.

                                                           Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                       Smith Barney Large Cap Value
                                     2000    1999   1998(1)   1997    1996
----------------------------------------------------------------------------
Net asset value, beginning of year  $19.83  $18.94  $17.90   $14.84  $12.12
----------------------------------------------------------------------------
Income from operations:
 Net investment income                0.30    0.27    0.31     0.25    0.32
 Net realized and unrealized gain     1.34    1.38    1.47     3.16    2.62
----------------------------------------------------------------------------
Total income from operations          1.64    1.65    1.78     3.41    2.94
----------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.26)  (0.24)  (0.21)   (0.18)  (0.17)
 Net realized gains                  (0.47)  (0.52)  (0.53)   (0.17)  (0.05)
----------------------------------------------------------------------------
Total distributions                  (0.73)  (0.76)  (0.74)   (0.35)  (0.22)
----------------------------------------------------------------------------
Net asset value, end of year        $20.74  $19.83  $18.94   $17.90  $14.84
----------------------------------------------------------------------------
Total return                          8.62%   8.52%   9.65%   23.38%  24.55%
----------------------------------------------------------------------------
Net assets, end of year (millions)    $553    $544    $424     $287    $139
----------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             0.66%   0.67%   0.68%    0.69%   0.73%
 Net investment income                1.45    1.35    1.59     2.01    2.35
----------------------------------------------------------------------------
Portfolio turnover rate                 23%     43%     36%      46%     32%
----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                          Smith Barney High Income
                                      2000     1999   1998(1)    1997    1996
-------------------------------------------------------------------------------
Net asset value, beginning of year   $11.72   $11.97  $13.25    $12.09  $11.26
-------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 1.20     0.92    1.21      0.88    1.14
 Net realized and unrealized gain
  (loss)                              (1.56)   (0.28)  (1.58)     1.00    0.19
-------------------------------------------------------------------------------
Total income (loss) from operations   (0.36)    0.64   (0.37)     1.88    1.33
-------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (1.07)   (0.89)  (0.74)    (0.66)  (0.50)
 Net realized gains                      --       --   (0.17)    (0.06)     --
-------------------------------------------------------------------------------
Total distributions                   (1.07)   (0.89)  (0.91)    (0.72)  (0.50)
-------------------------------------------------------------------------------
Net asset value, end of year         $10.29   $11.72  $11.97    $13.25  $12.09
-------------------------------------------------------------------------------
Total return                          (3.54)%   5.28%  (3.38)%   16.24%  12.17%
-------------------------------------------------------------------------------
Net assets, end of year (millions)     $191     $199    $160      $124     $66
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              0.66%    0.66%   0.67%     0.70%   0.84%
 Net investment income                10.46     9.44    9.12      9.36    9.79
-------------------------------------------------------------------------------
Portfolio turnover rate                  70%      73%     82%       89%    104%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

                                                           Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                        Smith Barney Money Market
                                 2000      1999      1998      1997     1996
-------------------------------------------------------------------------------
Net asset value, beginning of
 year                             $1.00     $1.00     $1.00     $1.00    $1.00
-------------------------------------------------------------------------------
Income from operations:
 Net investment income (1)        0.057     0.046     0.050     0.049    0.049
-------------------------------------------------------------------------------
Total income from operations      0.057     0.046     0.050     0.049    0.049
-------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (0.057)   (0.046)   (0.050)   (0.049)  (0.049)
-------------------------------------------------------------------------------
Total distributions              (0.057)   (0.046)   (0.050)   (0.049)  (0.049)
-------------------------------------------------------------------------------
Net asset value, end of year      $1.00     $1.00     $1.00     $1.00    $1.00
-------------------------------------------------------------------------------
Total return                       5.88%     4.66%     5.11%     5.05%    5.05%
-------------------------------------------------------------------------------
Net assets, end of year
 (000's)                       $318,600  $276,699  $164,677  $111,168  $99,150
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses (1)                      0.53%     0.54%     0.64%     0.65%    0.65%
 Net investment income             5.75      4.58      4.99      4.94     4.86
-------------------------------------------------------------------------------

(1) The manager waived all or part of its fees with respect to the fund for the years ended October 31, 1997 and 1996. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expense to average net assets of the fund would have been as follows:

  ------------------------------------------------------------------------
                                                          1997      1996
  ------------------------------------------------------------------------
   Per Share Decreases in Net Investment Income          $0.000(2) $0.001
  ------------------------------------------------------------------------
   Expense Ratios Without Fee Waivers and Reimbursement    0.67%     0.74%
  ------------------------------------------------------------------------

(2) Amount represents less than $0.001.

Travelers Series Fund

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that affected the funds' performance.

The funds send one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional (SAI) information provides more detailed information about the funds. It is incorporated by reference into this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 7 World Trade Center, 39th Floor, New York, NY 10048.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. The funds are not offering to sell their shares to any person to whom the funds may not lawfully sell their shares.

               Smith Barney International All Cap Growth Portfolio Smith Barney Large Cap Value Portfolio


               Smith Barney High Income Portfolio
               Smith Barney Money Market Portfolio

(Investment Company Act file no. 811-08372)
    2/01

Travelers Series Fund Inc.

------------------
Prospectus
------------------

February 28, 2001


                                   [GRAPHIC]

              Equity Funds                                            Fixed Income Funds
--------------------------------------------             --------------------------------------------
       Smith Barney International                   MFS Total Return Portfolio
        All Cap Growth Portfolio

  Smith Barney Large Cap Value Portfolio         Smith Barney High Income Portfolio

 Smith Barney Aggressive Growth Portfolio        Smith Barney Money Market Portfolio






  --------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
  --------------------------------------------------------------------------

Shares of each fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to six of those funds. Each fund offers different levels of potential return and involves different levels of risk.
--------------------------------------------------------------------------------

Investments, Risk and Performance                                           Page
--------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio........................    2

Smith Barney Large Cap Value Portfolio.....................................    4

Smith Barney Aggressive Growth Portfolio...................................    6

MFS Total Return Portfolio.................................................    8

Smith Barney High Income Portfolio.........................................   10

Smith Barney Money Market Portfolio........................................   12

More on the Funds' Investments and Related Risks...........................   14

Management.................................................................   18

Share Transactions.........................................................   20

Share Price................................................................   20

Dividends, Distributions and Taxes.........................................   21

Financial Highlights.......................................................   22

--------------------------------------------------------------------------------

     Investments, Risks and Performance

Smith Barney International All Cap Growth Portfolio

 Investment objective

 Total return on its assets from growth of capital and income.

 Principal investment strategies

 Key investments The fund invests primarily in equity securities of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights.
--------------------------------------------------------------------------------

                   Selection process

                   The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager's assessment of overseas potential for long-term growth, the fund's emphasis among foreign markets and types of issuers may vary.

                   In selecting individual companies for investment, the manager looks for:

                   . Above average earnings growth
                   . High relative return on invested capital
                   . Experienced and effective management
                   . Competitive advantages
                   . Strong financial condition
                   . The range of individual investment opportunities

                   By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S.

                   In allocating assets among countries and regions, the economic and political factors that the manager evaluates include:

                   . Low or decelerating inflation which creates a favorable
                     environment for securities markets
                   . Stable government with policies that encourage economic
                     growth, equity investment and development of securities markets
                   . Currency stability

Travelers Series Fund

Principal risks of investing in the fund

While investing in foreign securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . Foreign stock prices decline
 . Adverse governmental action or political, economic or market instability occurs in a foreign country
 . The currency in which a security is priced declines in value relative to the
  U.S. dollar
 . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of European markets and present valuation problems for the fund.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the MSCI EAFE Weighted Index ("MSCI Index"), a broad-based unmanaged index of foreign stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.


Risk return bar chart
                                  [BAR CHART]
                                % Total Return
                 1995    1996    1997    1998    1999    2000
                ------  ------  ------  ------  ------  -------
                11.26%  17.72%   2.71%   6.51%  67.73%  -23.79%
Calendar years ended December 31

The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:47.43% in 4th quarter 1999
Lowest:(19.72)% in 3rd quarter 1998

Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

            One      Five   Since
            year     years  inception
-------------------------------------
Fund        (23.79)% 10.48%   9.03%
MSCI Index  (14.17)%  7.13%   7.43%*
-------------------------------------

* Index comparison begins on June 16, 1994.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney Large Cap Value Portfolio

 Investment objective

 Current income and long-term growth of income and capital.


 Principal investment strategies

 Key investments The fund invests primarily in common stocks of U.S. companies having market capitalizations of at least $5 billion at the time of investment.
--------------------------------------------------------------------------------

                   Selection process

                   The manager employs a two-step selection process. First, the manager uses proprietary models and fundamental research to try to find stocks that are underpriced in the market relative to their fundamental value. The manager looks for the following:

                   . Low market valuations measured by the manager's valuation models

                   . Dividend paying ability
                   . High return on invested capital and strong cash flow . Liquidity

                   Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings.

                   These catalysts include positive changes in earnings prospects because of:

                   . New management
                   . Effective research, product development and marketing
                   . A business strategy not yet recognized by the marketplace . Regulatory changes favoring the company

Travelers Series Fund

Principal risks of investing in the fund

While investing in large capitalization value securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . The U.S. stock market goes down.
 . Value stocks or larger capitalization stocks are temporarily out of favor.
 . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
 . An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, a broad-based unmanaged index of U.S. stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart
                                  [BAR CHART]
                                % Total Return
                 1995    1996    1997    1998    1999    2000
                ------  ------  ------  ------  ------  -------
                33.08%  19.79%  26.63%   9.82%   0.06%   13.11%
Calendar years ended December 31

The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:13.92% in 4th quarter 1998
Lowest:(12.87)% in 3rd quarter 1998

Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

               One     Five   Since
               year    years  inception
---------------------------------------
Fund           13.11 % 13.52%  14.90%
S&P 500 Index  (9.10)% 18.33%  19.60%*
---------------------------------------

* Index comparison begins on June 16, 1994.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney Aggressive Growth Portfolio

 Investment objective

 Long-term capital appreciation.

 Principal investment strategies

 Key investments The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the
 S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund's assets are invested in the securities of such companies.
--------------------------------------------------------------------------------

                   Selection process

                   The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

                   When evaluating an individual stock, the manager considers whether the company may benefit from:

                   . New technologies, products or services
                   . New cost reduction measures
                   . Changes in management, or
                   . Favorable changes in government regulations

Travelers Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . Stock prices decline generally
 . Small or medium capitalization companies fall out of favor with investors . The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
 . A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock
 . Adverse governmental action or political, economic or market instability occurs in a foreign country

Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:

 . Have more volatile share prices
 . Have more limited product lines
 . Have fewer capital resources
 . Have more limited management depth
 . Experience sharper swings in market prices
 . Be harder to sell at times and prices the manager believes appropriate . Offer greater potential for gains and losses

--------------------------------------------------------------------------------


Fund performance

This bar chart indicates the risks of investing in the fund by showing the fund's performance during the last calendar year. The table shows how the fund's average annual return compares to the return of the Russell 2500 Growth Index (the "Russell Index"), a broad-based unmanaged index of stocks of small to medium capitalization companies. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart
                                  [BAR CHART]
                                % Total Return
                                     2000
                                    ------
                                    15.72%
Calendar years ended December 31

The bar chart shows the performance of the fund's shares for the full calendar year since its inception on November 1, 1999.

Quarterly returns:

Highest: 17.62% in 1st quarter 2000

Lowest: (8.38)% in 4th quarter 2000

Risk return table

    Average Annual Total Returns

(for the periods ended December 31, 2000)

---------------------------------
               One      Since
               year     inception
---------------------------------
Fund            15.72 %  33.51%
Russell Index  (16.09)%   9.78%*
---------------------------------

* Index comparison begins on November 1, 1999.

                                                           Travelers Series Fund

     Investments, Risks and Performance

MFS Total Return Portfolio

 Investment objectives

 Primary: Above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital.

 Secondary: Growth of capital and income.

 Principal investment strategies

 Key investments The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

 The fund's equity securities include common and preferred stock; bonds, warrants or rights convertible into stock and depositary receipts for those securities.

 The fund's fixed income securities include corporate debt obligations of any maturity, Brady bonds, U.S.
 Government securities, mortgage-backed securities, zero-coupon bonds, deferred interest bonds and payment in kind bonds.

 Credit quality: The fund's assets may consist of both
 investment grade and lower quality securities. The fund
 may invest up to 20% of the fund's assets in
 nonconvertible fixed income securities rated below
 investment grade or unrated securities of equivalent
 quality.
--------------------------------------------------------------------------------

                   Selection process

                   Under normal market conditions and depending on the subadviser's view of economic and money market conditions, fiscal and monetary policy and security values, the fund's assets will be allocated among fixed income and equity investments within the following ranges:
                   . between 40%    . at least 25% in
                     and 75% in       non-convertible
                     equity           fixed income
                     securities       securities

                   Equity investments

                   The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) of an individual security's value. In selecting individual equity securities for investment, the subadviser seeks companies:

                   . that are undervalued in the market relative to their long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to market declines, poor economic conditions or adverse regulatory or other changes
                   . that generally have low price to book, price to sales
                     and/or price to earnings ratios
                   . with relatively large market capitalizations (i.e.,
                     market capitalizations of $5 billion or more).

                   The subadviser also invests in convertible securities that generally provide a fixed income stream and an opportunity to participate in an increase in the market price of the underlying common stock.

                   Fixed income investments

                   The subadviser periodically assesses the three month outlook for inflation rate changes, economic growth and other fiscal measures and their effect on U.S. Treasury interest rates. Using that assessment, the subadviser determines a probable difference between total Returns on U.S. Treasury securities and on other types of fixed income securities and selects those securities the subadviser believes will deliver favorable returns.

Travelers Series Fund

Principal risks of investing in the fund

While investing in a mix of equity and debt securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

 . The subadviser's allocation of investments between equity and fixed income securities could cause the fund to miss attractive investment opportunities by underweighting markets that generate significant returns or cause the fund to incur losses by overweighting markets that experience significant declines.
 . The subadviser's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.
 . Equity investments lose their value due to a decline in the U.S. stock market.
 . Value or large capitalization stocks are temporarily out of favor.
 . An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
 . Fixed income investments lose their value due to an increase in interest rates.
 . The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
 . Mortgage and asset backed securities are subject to the same default risks of other fixed income securities, but it may be more difficult to enforce rights against the assets underlying these securities in case of default.
 . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call risk.
 . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
 . Securities with longer maturities are more sensitive to interest rate changes and may be more volatile.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index, a broad-based unmanaged index of U.S. stocks, and the Lehman Brothers Government/Corporate Bond Index ("Lehman Brothers Index"), a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate

Risk return bar chart
                                  [BAR CHART]
                                % Total Return
                 1995    1996    1997    1998    1999    2000
                ------  ------  ------  ------  ------  ------
                25.70%  14.51%  21.18%  11.67%   2.83%  16.64%
Calendar years ended December 31

The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.


Account prospectus for more information on expenses.

Quarterly returns:

Highest: 9.87% in 2nd quarter 1997
Lowest:(4.47)% in 3rd quarter 1999

Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2000)

-------------------------------------------------
                       One      Five   Since
                       year     years  inception
-------------------------------------------------
Fund                    16.64 % 13.15%   13.44%
S&P 500 Index           (9.10)% 18.33%   19.60%*
Lehman Brothers Index    11.85%  6.24%    7.78%**
-------------------------------------------------

 *  Index comparison begins on June 16, 1994.

** Index comparison begins on June 30, 1994 since index comparison is not available from the fund's inception date.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney High Income Portfolio

 Investment objectives

 Primary: High current income    Secondary: Capital appreciation

 Principal investment strategies

 Key investments The fund invests primarily in high yielding, corporate debt obligations and preferred stock of U.S. and foreign issuers, but may also invest in foreign issuers.

 Credit Quality: The fund invests primarily in below in-vestment grade securities, but may not invest more than 10% in securities rated lower than B or unrated securi-ties of comparable quality. Below investment grade secu-rities are commonly known as "junk bonds."

 Maturity: Although the fund may invest in securities of
 any maturity, under current market conditions, the fund
 intends to have an average remaining maturity of between
 five and ten years.
--------------------------------------------------------------------------------

                   Selection process

                   In selecting securities, the manager considers and compares the relative yields of various types of obligations. The manager seeks to maximize current income by generally purchasing securities of lower credit quality, but offering higher current yield. In selecting securities for the fund, the manager employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

                   The manager looks for:

                   . "Fallen angels" or companies that are repositioning in the marketplace which the manager believes are temporarily undervalued, and
                   . Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

                   The manager selects individual debt securities by comparing yield, maturity, issue classification and quality characteristics. Investments in these companies may increase the fund's potential for capital appreciation and reduce the fund's credit risk exposure.

                   The manager also employs an active sell strategy to dispose of securities that no longer meet the manager's investment criteria to harvest gains for reinvestment in new securities exhibiting characteristics as described above.

Travelers Series Fund

Principal risks of investing in the fund

While investing in high yield securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

 . The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
 . Interest rates go up, causing the prices of debt securities in the fund to fall.
 . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
 . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
 . The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Bear Stearns High Yield Index ("Bear Stearns Index"), a broad-based unmanaged index of high yield corporate bonds. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart
                                  [BAR CHART]
                                % Total Return
                 1995    1996    1997    1998    1999    2000
                ------  ------  ------  ------  ------  ------
                19.18%  13.13%  13.85%   0.44%   2.60%  -8.05%
Calendar years ended December 31

The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest: 5.35% in 2nd quarter 1997
Lowest:(5.79)% in 3rd quarter 1998

Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                    One     Five  Since
                    year    years inception
-------------------------------------------
Fund                (8.05)% 4.07%   5.81%
Bear Stearns Index  (6.83)% 4.45%   6.59%*
-------------------------------------------

*Index comparison begins on June 30, 1994 since index comparison is not available from the fund's inception date.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney Money Market Portfolio

 Investment objective

 Maximize current income consistent with preservation of capital. The fund seeks to maintain a stable $1 share price.

 Principal investment strategies

 Key investments The fund invests exclusively in high quality U.S. dollar denominated short term debt securi-ties. These include commercial paper, corporate and mu-nicipal obligations, obligations of U.S. and foreign banks, securities of the U.S. Government, its agencies or instrumentalities and related repurchase agreements.

 Credit Quality: The fund invests exclusively in securi-ties rated by a nationally recognized rating organiza-tion in the two highest short term rating categories, or if unrated, of equivalent quality.

 Effective Maturity: The fund invests exclusively in se-
 curities having remaining effective maturities of 397
 days or less, and maintains a dollar-weighted portfolio
 maturity of 90 days or less.
--------------------------------------------------------------------------------

                   Selection process

                   In selecting investments for the fund, the manager looks for:

                   . The best relative values based on an analysis of interest rate sensitivity, yield and price.
                   . Issuers offering minimal credit risk.
                   . Maturities consistent with the manager's outlook for
                     interest rates.


Travelers Series Fund

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short term debt instruments or money market funds if any of the following occurs:

 . Interest rates rise sharply.
 . An issuer of the fund's securities defaults, or has its credit rating downgraded.
 . Sectors or issuers the fund has emphasized fail to perform as expected. . The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The value of the fund's foreign securities may go down because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the 90-day U.S. Treasury bill. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

                                  [BAR CHART]

                                % Total Return

                 1995    1996    1997    1998    1999    2000
                ------  ------  ------  ------  ------  ------
                 5.43%   4.94%   5.09%   5.04%   4.76%   6.04%

Calendar years ended December 31


The bar chart shows the performance of the Fund's shares for each of the full calendar years since its inception on June 16, 1994.

Quarterly returns:

Highest:1.55% in 3rd quarter 2000
Lowest:1.10% in 2nd quarter 1999

Risk return table

Average Annual Total Returns

(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

               One   Five  Since
               year  years inception
------------------------------------
Fund           6.04% 5.17%  5.14 %
Treasury bill  5.99% 5.18%  5.38 %*
------------------------------------

* Index comparison begins on June 16, 1994.

The fund's 7-day yield as of December 31, 2000 was 6.08%.

                                                           Travelers Series Fund

More on the Funds' Investments and Related Risks

Additional investments and investment techniques
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The section
entitled "In-    Smith Barney International All Cap Growth Portfolio
vestments,       The fund may invest up to 20% of its assets in debt securi-
Risks and Per-   ties of any credit quality or maturity of foreign corporate
formance" de-    and governmental issuers, as well as U.S. government securi-
scribes the      ties and money market obligations of U.S. and foreign corpo-
funds' invest-   rate issuers.
ment objec-
tives and        MFS Total Return Portfolio
their princi-    The fund may invest without limit in ADRs and up to 20% of
pal investment   its total assets in foreign securities.
strategies and
risks. This      Smith Barney High Income Portfolio
section pro-
vides some ad-   Although the fund invests primarily in high yield securities,
ditional in-     the fund may also invest up to 35% of its assets in common
formation        stock and common stock equivalents, including convertible se-
about the        curities, options, warrants and rights. The fund may invest
funds' invest-   up to 20% of its assets in foreign currency denominated secu-
ments and cer-   rities and without limit in U.S. dollar denominated securi-
tain invest-     ties of foreign issuers. The fund may invest up to 15% of its
ment manage-     total assets in corporate loans. The primary risk in an in-
ment tech-       vestment in corporate loans is that borrowers may be unable
niques the       to meet their interest and/or principal payment obligations.
funds may use.
More informa-
tion about the
funds' invest-
ments and
portfolio man-
agement tech-
niques, some
of which en-
tail risk, is
included in
the Statement
of Additional
Information
(SAI). To find
out how to ob-
tain an SAI,
please turn to
the back cover
of this pro-
spectus.

--------------------------------------------------------------------------------

Equity           Subject to its particular investment policies, each of these
investments      funds may invest in all types of equity securities. Equity
Each equity      securities include exchange-traded and over-the-counter (OTC)
fund, MFS To-    common and preferred stocks, warrants, rights, investment
tal Return       grade convertible securities, depositary receipts and shares,
Portfolio and    trust certificates, limited partnership interests, shares of
Smith Barney     other investment companies, real estate investment trusts and
High Income      equity participations.
Portfolio

--------------------------------------------------------------------------------

Fixed income     Subject to its particular investment policies, each fund may
investments      invest in fixed income securities. Fixed income investments
Each fixed in-   include bonds, notes (including structured notes), mortgage-
come fund and,   related securities, asset-backed securities, convertible se-
to a limited     curities, Eurodollar and Yankee dollar instruments, preferred
extent, each     stocks and money market instruments. Fixed income securities
equity fund      may be issued by U.S. and foreign corporations or entities;
                 U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises;
                 state and municipal governments; supranational organizations;
                 and foreign governments and their political subdivisions.

                 Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

MFS Total        Each of these funds may invest in mortgage-backed and asset-
Return and       backed securities. Mortgage-related securities may be issued
Smith Barney     by private companies or by agencies of the U.S. government
High Income      and represent direct or indirect participations in, or are
Portfolios       collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participa-tions in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card re-ceivables and other categories of receivables.

--------------------------------------------------------------------------------

Travelers Series Fund

--------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                 Credit quality

                 If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                 Investment grade securities

                 Securities are investment grade if:

                 . They are rated, respectively, in one of the top four long-
                   term rating categories of a nationally recognized statistical rating organization.
                 . They have received a comparable short-term or other rating. . They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

                 High yield, lower quality securities

                 Each of these funds may invest in fixed income securities
MFS Total        that are high yield, lower quality securities rated by a rat-
Return and       ing organization below its top four long term rating catego-
Smith Barney     ries or unrated securities determined by the manager or
High             subadviser to be of equivalent quality. The issuers of lower
Income           quality bonds may be highly leveraged and have difficulty
Portfolios       servicing their debt, especially during prolonged economic
only             recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.


--------------------------------------------------------------------------------

Foreign and      Each fund may invest in foreign securities, although the for-
emerging         eign investments of Smith Barney Money Market Portfolio are
market           limited to U.S. dollar denominated investments issued by for-
investments      eign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                 Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic insta-bility and the possible imposition of exchange controls or other restrictions on investments. If a fund invests in secu-rities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                 Emerging market investments offer the potential of signifi-
Smith Barney     cant gains but also involve greater risks than investing in
International    more developed countries. Political or economic instability,
All Cap Growth   lack of market liquidity and government actions such as cur-
and MFS Total    rency controls or seizure of private business or property may
Return           be more likely in emerging markets.
Portfolios
only

                 Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, howev-er, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted be-fore, and there is uncertainty whether participating coun-tries will remain committed to EMU in the face of changing economic conditions.

--------------------------------------------------------------------------------

                                                           Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Sovereign government and supranational debt

                 The fund may invest in all types of fixed income securities
MFS Total        of governmental issuers in all countries, including emerging
Return           markets. These sovereign debt securities may include:
 Portfolio
only             . Fixed income securities issued or guaranteed by
                   governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
                 . Participations in loans between emerging market governments and financial institutions.
                 . Fixed income securities issued by government owned,
                   controlled or sponsored entities located in emerging market countries.
                 . Interests in entities organized and operated for the
                   purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                 . Brady Bonds.
                 . Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                 . Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

--------------------------------------------------------------------------------

Derivatives
and hedging      Each fund may, but need not, use derivative contracts, such
techniques       as futures and options on securities, securities indices or currencies; options on these futures; forward currency con-
All funds ex-    tracts; and interest rate or currency swaps for any of the
cept Smith       following purposes:
Barney Money
Market Portfo-   . To hedge against the economic impact of adverse changes in
lio and Smith      the market value of its securities, because of changes in
Barney Aggres-     stock market prices, currency exchange rates or interest
sive Growth        rates
Portfolio        . As a substitute for buying or selling securities
                 . To enhance the fund's return

                 A derivative contract will obligate or entitle a fund to de-liver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and in-terest rate exposure. Therefore, using derivatives can dis-proportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings.
                 The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securi-ties. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------

Travelers Series Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities       Each fund may engage in securities lending to increase its
lending          net investment income. Each fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

--------------------------------------------------------------------------------

Defensive        Each fund may depart from its principal investment strategies
investing        in response to adverse market, economic or political condi-
                 tions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

Portfolio
turnover         Each fund may engage in active and frequent trading to
                 achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.
--------------------------------------------------------------------------------

                                                           Travelers Series Fund

Management

The managers

SSB Citi Fund Management LLC (SSB Citi) or Travelers Investment Adviser Inc.
(TIA) is each fund's manager. SSB Citi selects investments for the funds for which it serves as manager. TIA has engaged subadvisers to select investments for funds for which TIA serves as manager.

SSB Citi Fund Management LLC

SSB Citi is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SSB Citi is located at Seven World Trade Center, New York, New York 10048. SSB Citi acts as investment manager to investment companies having aggregate assets of approximately $141 billion as of December 31, 2000.

SSB Citi manages the investment operations of the following funds (Smith Barney funds) and receives from each fund for these services the fee indicated:

  ------------------------------------------------------------------------------
                             Actual management fee
                             paid for the fiscal year  Contractual
                             ended October 31, 2000    management fee paid
                             (as a percentage          (as a percentage
                             of the fund's             of the fund's
   Fund                      average daily net assets) average daily net assets)
  ------------------------------------------------------------------------------
   Smith Barney
   International All Cap
   Growth Portfolio                    0.90%                     0.90%
   Smith Barney Large Cap
   Value Portfolio                     0.65%                     0.65%
   Smith Barney Aggressive
   Growth Portfolio                    0.80%                     0.80%
   Smith Barney High Income
   Portfolio                           0.60%                     0.60%
   Smith Barney Money
   Market Portfolio                    0.50%                     0.50%
  ------------------------------------------------------------------------------

Travelers Investment Adviser Inc.

Travelers Investment Adviser Inc. (TIA) is a wholly owned subsidiary of The Plaza Corporation (Plaza), which is an indirect wholly owned subsidiary of Citigroup. TIA is located at Seven World Trade Center, New York, New York 10048. TIA, an affiliate of SSB Citi, acts as investment manager to investment companies having aggregate assets of approximately $2.9 billion as of January 31, 2001.

TIA manages the investment operations of the following fund (TIA fund) and receives for these services from the fund the fee indicated:

  ----------------------------------------------------------------------
                     Actual management fee
                     paid for the fiscal year  Contractual management
                     ended October 31, 2000    fee paid
                     (as a percentage          (as a percentage
                     of the fund's             of the fund's
   Fund              average daily net assets) average daily net assets)
  ----------------------------------------------------------------------
   MFS Total Return
   Portfolio                   0.80%                     0.80%
  ----------------------------------------------------------------------


Travelers Series Fund

The Subadviser and Portfolio Managers

The Smith Barney funds are managed solely by SSB Citi. The TIA fund's investments are selected by the subadviser which is supervised by TIA. The table below sets forth the name and business experience of each fund's portfolio manager, including where applicable, the portfolio manager employed by the subadviser.

  Fund                      Portfolio Manager and Subadviser       Business Experience

  Smith Barney              James Conheady (since inception)       Investment Officer, SSB Citi;
  International All Cap     SSB Citi                               Managing Director, Salomon Smith
  Growth Portfolio          7 World Trade Center                   Barney.
                            New York, New York 10048

                            Jeffrey Russell (since inception)      Investment Officer, SSB Citi;
                            SSB Citi                               Managing Director, Salomon Smith
                            7 World Trade Center                   Barney.
                            New York, New York 10048
----------------------------------------------------------------------------------------------------
  Smith Barney Large Cap    Frances Root (since 2001)              Investment Officer, SSB Citi;
  Value Portfolio           and a team of portfolio managers       Managing Director and Senior
                            SSB Citi                               Equity Portfolio Manager, Salomon
                            7 World Trade Center,                  Smith Barney.
                            New York, New York 10048
----------------------------------------------------------------------------------------------------
  Smith Barney              Richard Freeman (since inception)      Investment Officer, SSB Citi;
  Aggressive Growth         SSB Citi                               Managing Director of Salomon
  Portfolio                 7 World Trade Center                   Smith Barney.
                            New York, New York 10048
----------------------------------------------------------------------------------------------------
  MFS Total Return          David M. Calabro (since inception)     Senior Vice President, MFS.
  Portfolio                 Manager of investment team
                            Massachusetts Financial Services
                            Company
                            500 Boylston Street
                            Boston, MA 02116
----------------------------------------------------------------------------------------------------
  Smith Barney High Income  John C. Bianchi (since inception)      Investment Officer, SSB Citi;
  PortFolio                 SSB Citi                               Managing Director, Salomon Smith
                            7 World Trade Center                   Barney.
                            New York, New York 10048
----------------------------------------------------------------------------------------------------
  Money Market Portfolio    Martin Hanley (since inception)        Investment Officer, SSB Citi;
                            SSB Citi                               Director, Salomon Smith Barney.
                            7 World Trade Center
                            New York, New York 10048
----------------------------------------------------------------------------------------------------

Transfer Agent and Shareholder Servicing Agent

Citi Fiduciary Trust Company serves as the funds' transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the funds' sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadviser

Massachusetts Financial Services Company. MFS and its predecessor organizations have a history of money management dating from 1924. The MFS organization manages approximately $141 billion as of December 31, 2000.


                                                           Travelers Series Fund

Share Transactions

Availability of the funds

Shares of the funds are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts. The variable insurance products may or may not make investments in all the funds described in this prospectus.

The interests of different variable insurance products investing in a fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the funds' shareholders.

Redemption of shares

The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time.

Each fund generally values its fund securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Unless there are extraordinary or unusual circumstances, Smith Barney Money Market Portfolio uses the amortized cost method of valuing its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

Travelers Series Fund

Dividends, Distributions and Taxes

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

                                                           Travelers Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception if less than five years). The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

                                     Smith Barney International All Cap
                                                  Growth(1)
                                     2000(2)   1999    1998     1997    1996
------------------------------------------------------------------------------
Net asset value, beginning of year   $16.92   $12.60  $13.23   $12.18  $10.48
------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.02     0.02    0.05     0.01    0.02
 Net realized and unrealized gain
  (loss)                               1.71     4.35   (0.68)    1.05    1.69
------------------------------------------------------------------------------
Total income (loss) from operations    1.73     4.37   (0.63)    1.06    1.71
------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.13)   (0.05)     --    (0.01)  (0.01)
------------------------------------------------------------------------------
Total distributions                   (0.13)   (0.05)     --    (0.01)  (0.01)
------------------------------------------------------------------------------
Net asset value, end of year         $18.52   $16.92  $12.60   $13.23  $12.18
------------------------------------------------------------------------------
Total return                          10.18%   34.73%  (4.76)%   8.73%  16.36%
------------------------------------------------------------------------------
Net assets, end of year (millions)     $462     $309    $224     $219    $143
------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses (3)                          0.98%    1.00%   1.00%    1.01%   1.10%
 Net investment income                 0.11     0.16    0.37     0.09    0.23
------------------------------------------------------------------------------
 Portfolio turnover rate                 15%      36%     34%      38%     41%
------------------------------------------------------------------------------

(1) Formerly known as Smith Barney International Equity Portfolio.

(2) Per share amounts have been calculated using the monthly average shares method.

(3) During the year ended October 31, 1996, the fund earned credits from the custodian, which reduced service fees incurred. When the credits are taken into consideration the expense ratio is 1.05%.

Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                       Smith Barney Large Cap Value
                                     2000    1999   1998(1)   1997    1996
----------------------------------------------------------------------------
Net asset value, beginning of year  $19.83  $18.94  $17.90   $14.84  $12.12
----------------------------------------------------------------------------
Income from operations:
 Net investment income (2)            0.30    0.27    0.31     0.25    0.32
 Net realized and unrealized gain     1.34    1.38    1.47     3.16    2.62
----------------------------------------------------------------------------
Total income from operations          1.64    1.65    1.78     3.41    2.94
----------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.26)  (0.24)  (0.21)   (0.18)  (0.17)
 Net realized gains                  (0.47)  (0.52)  (0.53)   (0.17)  (0.05)
----------------------------------------------------------------------------
Total distributions                  (0.73)  (0.76)  (0.74)   (0.35)  (0.22)
----------------------------------------------------------------------------
Net asset value, end of year        $20.74  $19.83  $18.94   $17.90  $14.84
----------------------------------------------------------------------------
Total return                          8.62%   8.52%   9.65%   23.38%  24.55%
----------------------------------------------------------------------------
Net assets, end of year (millions)    $553    $544    $424     $287    $139
----------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             0.66%   0.67%   0.68%    0.69%   0.73%
 Net investment income                1.45    1.35    1.59     2.01    2.35
----------------------------------------------------------------------------
Portfolio turnover rate                 23%     43%     36%      46%     32%
----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

                                                           Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                    Smith Barney Aggressive Growth(1)
                                                  2000(2)
---------------------------------------------------------------------
Net asset value, beginning of year                $10.00
---------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                               (0.03)
 Net realized and unrealized gain                   5.07
---------------------------------------------------------------------
Total income from operations                        5.04
---------------------------------------------------------------------
Less distributions from:
 Capital                                           (0.01)
---------------------------------------------------------------------
Total distributions                                (0.01)
---------------------------------------------------------------------
Net asset value, end of year                      $15.03
---------------------------------------------------------------------
Total return                                       50.41%
---------------------------------------------------------------------
Net assets, end of year (000s)                  $164,553
---------------------------------------------------------------------
Ratios to average net assets:
 Expenses (3)                                       0.99%
 Net investment loss                               (0.21)
---------------------------------------------------------------------
Portfolio turnover rate                                0%
---------------------------------------------------------------------

(1) The Portfolio commenced operations on November 1, 1999.

(2) Per share amounts have been calculated using the monthly average shares method.

(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.00%.


Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                            MFS Total Return
                                2000     1999(1)    1998      1997      1996
-------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $16.22    $16.23    $15.31    $13.13    $11.53
-------------------------------------------------------------------------------
Income from operations:
 Net investment income            0.54      0.52      0.32      0.38      0.33
 Net realized and unrealized
  gain                            1.43      0.72      1.36      2.27      1.62
-------------------------------------------------------------------------------
Total income from operations      1.97      1.24      1.68      2.65      1.95
-------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (0.46)    (0.37)    (0.28)    (0.29)    (0.27)
 Net realized gains              (0.57)    (0.88)    (0.48)    (0.18)    (0.08)
-------------------------------------------------------------------------------
Total distributions              (1.03)    (1.25)    (0.76)    (0.47)    (0.35)
-------------------------------------------------------------------------------
Net asset value, end of year    $17.16    $16.22    $16.23    $15.31    $13.13
-------------------------------------------------------------------------------
Total return                     12.77%     7.62%    10.94%    20.64%    17.16%
-------------------------------------------------------------------------------
Net assets, end of year
 (000's)                      $697,010  $621,828  $462,274  $263,585  $134,529
-------------------------------------------------------------------------------
Ratios to average net
 assets:
 Expenses                         0.83%     0.84%     0.84%     0.86%     0.91%
 Net investment income            3.42      3.11      3.32      3.54      3.82
-------------------------------------------------------------------------------
Portfolio turnover rate            108%       97%      118%       99%      139%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

                                                           Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                          Smith Barney High Income
                                      2000     1999   1998(1)    1997    1996
-------------------------------------------------------------------------------
Net asset value, beginning of year   $11.72   $11.97  $13.25    $12.09  $11.26
-------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 1.20     0.92    1.21      0.88    1.14
 Net realized and unrealized gain
  (loss)                              (1.56)   (0.28)  (1.58)     1.00    0.19
-------------------------------------------------------------------------------
Total income (loss) from operations   (0.36)    0.64   (0.37)     1.88    1.33
-------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (1.07)    0.89   (0.74)    (0.66)  (0.50)
 Net realized gains                      --       --   (0.17)    (0.06)     --
-------------------------------------------------------------------------------
Total distributions                   (1.07)    0.89   (0.91)    (0.72)  (0.50)
-------------------------------------------------------------------------------
Net asset value, end of year         $10.29   $11.72  $11.97    $13.25  $12.09
-------------------------------------------------------------------------------
Total return                          (3.54)%   5.28%  (3.38)%   16.24%  12.17%
-------------------------------------------------------------------------------
Net assets, end of year (millions)     $191     $199    $160      $124     $66
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              0.66%    0.66%   0.67%     0.70%   0.84%
 Net investment income                10.46     9.44    9.12      9.36    9.79
-------------------------------------------------------------------------------
Portfolio turnover rate                  70%      73%     82%       89%    104%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

Travelers Series Fund

For a share of capital stock outstanding throughout each year ended October 31.

                                        Smith Barney Money Market
                                 2000      1999      1998      1997     1996
-------------------------------------------------------------------------------
Net asset value, beginning of
 year                             $1.00     $1.00     $1.00     $1.00    $1.00
-------------------------------------------------------------------------------
Income from operations:
 Net investment income (1)        0.057     0.046     0.050     0.049    0.049
-------------------------------------------------------------------------------
Total income from operations      0.057     0.046     0.050     0.049    0.049
-------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (0.057)   (0.046)   (0.050)   (0.049)  (0.049)
-------------------------------------------------------------------------------
Total distributions              (0.057)   (0.046)   (0.050)   (0.049)  (0.049)
-------------------------------------------------------------------------------
Net asset value, end of year      $1.00     $1.00     $1.00     $1.00    $1.00
-------------------------------------------------------------------------------
Total return                       5.88%     4.66%     5.11%     5.05%    5.05%
-------------------------------------------------------------------------------
Net assets, end of year
 (000's)                       $318,600  $276,699  $164,677  $111,168  $99,150
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses (1)                      0.53%     0.54%     0.64%     0.65%    0.65%
 Net investment income             5.75      4.58      4.99      4.94     4.86
-------------------------------------------------------------------------------

(1) The manager waived all or part of its fees with respect to the fund for the years ended October 31, 1997 and 1996. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expense to average net assets of the fund would have been as follows:

  ------------------------------------------------------------------------
                                                          1997      1996
  ------------------------------------------------------------------------
   Per Share Decreases in Net Investment Income          $0.000(2) $0.001
  ------------------------------------------------------------------------
   Expense Ratios Without Fee Waivers and Reimbursement    0.67%     0.74%
  ------------------------------------------------------------------------

(2) Amount represents less than $0.001.

                                                           Travelers Series Fund

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that affected the funds' performance.

The funds send one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional (SAI) information provides more detailed information about the funds. It is incorporated by reference into this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 7 World Trade Center, 39th Floor, New York, NY 10048.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. The funds are not offering to sell their shares to any person to whom the funds may not lawfully sell their shares.

               Smith Barney International All Cap Growth Portfolio Smith Barney Large Cap Value Portfolio
               Smith Barney Aggressive Growth Portfolio
               MFS Total Return Portfolio
               Smith Barney High Income Portfolio
               Smith Barney Money Market Portfolio

(Investment Company Act file no. 811-08372)

    2/01


February 28, 2001
STATEMENT OF ADDITIONAL INFORMATION

TRAVELERS SERIES FUND INC.
Seven World Trade Center
New York, New York  10048

1-800-842-8573

This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus (the "Prospectus") of Travelers Series Fund Inc. (the "Company"), dated February 28, 2001, and should be read in conjunction with the Prospectus. The Company is a series investment company consisting of fifteen portfolios (each, a "fund"). The Prospectus for the funds may be obtained, without charge, from the Company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

Shares of each fund are offered to and may only be purchased by insurance company separate accounts (the "Separate Accounts"), that fund certain variable annuity and variable life insurance contracts and certain qualified plans (the "Contracts"). The Separate Accounts invest in shares of one or more of the funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus. Shares of each fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a fund may be suspended from time to time and the Company reserves the right to reject any specific purchase order.

The Company, the investment underlying certain variable annuity and variable life insurance contracts, offers a choice of fifteen funds:

The Smith Barney Pacific Basin Portfolio seeks long-term capital appreciation through investment primarily in equity securities of countries in the Asian Pacific region.

The Smith Barney International All Cap Growth Portfolio (formerly Smith Barney International Equity Portfolio) seeks total return on its assets from growth of capital and income and will invest at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

The Smith Barney Large Cap Value Portfolio seeks current income and long-term growth of income and capital. This fund invests primarily, but not exclusively, in common stocks.

The Smith Barney Large Capitalization Growth Portfolio seeks long-term growth of capital by investing in equity securities of companies with market capitalization of at least $5 billion at the time of investment.

The Alliance Growth Portfolio seeks long-term growth of capital.
Current income is only an incidental consideration.

The AIM Capital Appreciation Portfolio seeks to provide growth of capital by investing principally in common stocks.

The Van Kampen Enterprise Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

The Smith Barney Aggressive Growth Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies the manager believes are experiencing or will experience growth in earnings that exceed the average rate of earnings growth of the companies comprising the S&P 500 Index.

The Smith Barney Mid Cap Core Portfolio (formerly Smith Barney
Mid Cap Portfolio) seeks long-term growth of capital by investing primarily in equity securities of medium sized companies.

The MFS Total Return Portfolio seeks above-average income (compared to a fund invested entirely in equity securities) consistent with prudent employment of capital. While current income is the primary objective, the fund believes that there should be a reasonable opportunity for growth of capital and income.

The Salomon Brothers Global High Yield Portfolio (formerly INVESCO Global Strategic Income Portfolio) primarily seeks high current income and, secondarily, capital appreciation by investing primarily in the debt securities of U.S. and foreign companies, banks and governments, including those in emerging markets.

The Travelers Managed Income Portfolio seeks high current income consistent with what its investment adviser believes to be prudent risk of capital. The fund invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage and asset backed securities, but may also invest to a limited extent in foreign issuers.

The Putnam Diversified Income Portfolio seeks high current income consistent with preservation of capital.

The Smith Barney High Income Portfolio seeks high current income by investing at least 65% of its assets in high-yielding corporate debt obligations and preferred stock of U.S. and foreign issuers, but may also invest in foreign issuers. Capital appreciation is a secondary objective.

The Smith Barney Money Market Portfolio seeks maximum current income consistent with preservation of capital.

Shares of Smith Barney Money Market Portfolio are not insured or guaranteed by the U.S. Government. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

In all cases, there can be no assurance that a fund will achieve its investment objective.


CONTENTS

Directors and Executive Officers	3
Investment Objectives and Management Policies	5
Investment Practices	15
Risk Factors	34
Investment Restrictions	42
Portfolio Turnover	55
Taxation	55
Performance Information	57
Determination of Net Asset Value	59
Availability of the Funds	59
Redemption of Shares	60
Management	60
Other Information about the Company	65
Financial Statements	69
Other Information	69
Appendix - Ratings of Debt Obligations	A-1





DIRECTORS AND EXECUTIVE OFFICERS

Overall responsibility for management and supervision of each fund rests with the Company's Board of Directors. The directors approve all significant agreements between the Company and the companies that furnish services to the Company and the funds, including agreements with the Company's distributor, investment manager, custodian and transfer agent. The day-to-day operations of each fund are delegated by the directors to that fund's manager. The directors and officers of the Company are listed below.

VICTOR K. ATKINS, Director
Retired; 2111 Forge Road, Santa Barbara, California 93108. Former
President of Lips Propellers, Inc., a ship propeller repair company. Director of two investment companies associated with Citigroup Inc. ("Citigroup"); 79.

ABRAHAM E. COHEN, Director
Consultant to MeesPierson, Inc., a Dutch investment bank; Consultant to and Board Member, Chugai Pharmaceutical Co. Ltd., 444 Madison Avenue, New York, New York 10022; Director of Agouron Pharmaceuticals, Inc., Akzo Nobel NV, Vasomedical, Inc., Teva Pharmaceutical Ind., Ltd., Neurobiological Technologies Inc., Vion Pharmaceuticals, Inc., BlueStone Capital Partners, LP. and The Population Council, an international public interest organization. Director of two investment companies associated with Citigroup; 64.

ROBERT A. FRANKEL, Director
Managing Partner of Robert A. Frankel Managing Consultants, 102
Grand Street, Croton-on-Hudson, New York 10520. Director of nine investment companies associated with Citigroup. Former Vice
President of The Readers Digest Association, Inc.; 73.

**MICHAEL E. GELLERT, Director
Partner of Windcrest Partners, 122 E. 42nd Street, New York, New
York  10168. Director of Devon Energy Corp.; Humana, Inc.;
Premier Parks, Inc.; Seacor Smit Inc.; Cimilar A/S; Dalet
Technologies and numerous private companies. Director of two investment companies associated with Citigroup; 69.

RAINER GREEVEN, Director
Partner of the law firm of Greeven & Ercklentz; 630 Fifth Avenue,
New York, New York 10111. Director of two investment companies associated with Citigroup; 64.

SUSAN M. HEILBRON, Director
Attorney; Lacey & Heilbron, 3 East 54th Street, New York, NY
10022. Director of two investment companies associated with Citigroup; 56.

*HEATH B. McLENDON, Chairman of the Board, President and Chief
Executive Officer
Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney"); Chairman, Co-Chairman, President and/or Trustee/Director of 77 investment companies associated with Citigroup. Director and President of SSB Citi Fund Management LLC (''SSB Citi'') and Travelers Investment Adviser, Inc. ("TIA"), 67.

*LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Salomon Smith Barney, Senior Vice President or Executive Vice President and Treasurer (Chief Financial Officer) of 83 investment companies associated with Citigroup; Director and Senior Vice President of SSB Citi and TIA; 43.

*JAMES B. CONHEADY, Vice President and Investment Officer
Managing Director of Salomon Smith Barney. Formerly First Vice
President of Drexel Burnham Lambert Incorporated; 65.

*JEFFREY RUSSELL, Vice President and Investment Officer
Managing Director of Salomon Smith Barney. Formerly Vice
President of Drexel Burnham Lambert Incorporated; 43.

*ALAN BLAKE, Vice President and Investment Officer
Managing Director of Salomon Smith Barney; Vice President and
Investment Officer of certain other investment companies associated with Salomon Smith Barney; 51.

*FRANCES ROOT, Vice President and Investment Officer
Managing Director of Salomon Smith Barney; Vice President and
Investment Officer of certain other investment companies associated with Salomon Smith Barney; 42.

*JOHN C. BIANCHI, Vice President and Investment Officer
Managing Director of Salomon Smith Barney; Vice President and
Investment Officer of certain other investment companies associated with Salomon Smith Barney; 45

*MARTIN HANLEY, Vice President and Investment Officer
Director of Salomon Smith Barney; Vice President of certain other investment companies associated with Salomon Smith Barney; 35.

*DAVID S. ISHIBASHI, Vice President and Investment Officer
Vice President of Salomon Smith Barney; formerly Head of Japanese equities desk at SG Warburg; 45.

*PHYLLIS M. ZAHORODNY, Vice President and Investment Officer
Managing Director of Salomon Smith Barney; Vice President and
Investment Officer of certain other investment companies associated with Salomon Smith Barney; 43.

*RICHARD A. FREEMAN, Vice President and Investment Officer
Managing Director of Salomon Smith Barney; Vice President and
Investment Officer of certain other investment companies associated with Salomon Smith Barney; 46.

*LAWRENCE B. WEISSMAN, Vice President and Investment Officer Managing Director of Salomon Smith Barney; Vice President and Investment Officer of certain other investment companies associated with Salomon Smith Barney. Formerly portfolio manager with Neuberger & Berman, LLC (1994-1997) and portfolio manager at TIAA-CREFF; 38.

*IRVING DAVID, Controller
Director of Salomon Smith Barney; Controller or Assistant
Treasurer of 43 investment companies associated with Citigroup;
Formerly Assistant Treasurer of First Investment Management
Company; 40.

*PAUL BROOK, Controller
Director of Salomon Smith Barney; Controller or Assistant
Treasurer of 43 investment companies associated with Citigroup since 1998; Prior to 1998, Managing Director of AMT Capital
Services Inc.; Prior to 1997, Partner with Ernst & Young LLP; 47.

*CHRISTINA T. SYDOR, Secretary
Managing Director of Salomon Smith Barney and Secretary of 60 investment companies associated with Citigroup; Secretary and General Counsel of SSB Citi and TIA; 50.

___________________
*	Designates "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940
Act"), whose business address is 7 World trade Center, New
York, New York 10048 or 125 Broad Street, New York, New York
10004 unless otherwise noted. Such persons are not separately compensated for their services as Company officers or
directors.
**	Director as of December 9, 1998

On February 5, 2001, Directors and Officers owned in the aggregate less than 1% of the outstanding securities of the Company.

The following table shows the compensation paid by the Company to each director during the Company's last fiscal year and the total compensation paid by the Smith Barney Mutual Funds complex for the calendar year ended December 31, 2000. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Salomon Smith Barney.










Director


Aggregate
Compensation
from the
Company
For Fiscal
Year Ended
10/31/00
Total
Compensation
from Company
and
Complex Paid
to
Director
For Calendar
Year Ended
12/31/00

Number of
Fund
Companies
for
Which
Director
Serves
Within Fund
Complex
Victor K. Atkins
	$18,869
	$25,300
2
Abraham E. Cohen
	18,869
	25,500
2
Robert A.
Frankel
	20,689
	72,650
9
Michael Gellert
	20,369
	27,600
2
Rainer Greeven
	20,369
	27,600
2
Susan M.
Heilbron
	20,369
	27,700
2
Heath B.
McLendon
	0
	0
77


INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Each fund's investment objectives and certain investment restrictions (described under Investment Restrictions) are deemed to be "fundamental," and therefore may be changed only by the "vote of a majority of the outstanding voting securities" as defined under the 1940 Act. However, each fund's investment policies are nonfundamental, and thus may be changed without shareholder approval by the Board of Directors, provided such change is not prohibited by the fund's fundamental investment restrictions or applicable law, and any such change will first be disclosed in the then current prospectus or SAI.

Set forth below is a discussion of certain nonfundamental investment policies for each fund. Refer to the "Investment
Practices" and "Risk Factors" sections of this SAI for further information.

Smith Barney Pacific Basin Portfolio

Pacific Basin Portfolio invests primarily in equity securities, including American Depository Receipts ("ADRs"), of companies in the Asia Pacific region. The Asia Pacific region currently includes Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Papua New Guinea, the People's Republic of China, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. The manager may change this list at its discretion. The fund's manager considers a company to be in the Asia Pacific region if its securities trade on exchanges in the Asia Pacific region, it generates at least half of its revenue from the Asia Pacific region or it is organized under the laws of an Asia Pacific region country.

The fund will normally invest at least 80% of its total assets in equity securities of companies in the Asia Pacific region.
Equity securities include exchange traded and over-the-counter common stocks, preferred shares, debt securities convertible into equity securities, depository receipts and warrants and rights relating to equity securities. The fund may also invest up to 20% of its total assets in debt securities and other types of investments. Concentration of the fund's assets in one or a few of the countries in the Asia Pacific Region and Asia Pacific currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

It is expected that portfolio securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets. Debt securities in which the fund may invest will generally be rated at the time of purchase at least Baa by Moody's Investors Service Inc. ("Moody's") or BBB by Standard and Poor's Ratings Group ("S&P"). Debt securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to pay interest and repay principal than is the case with higher rated securities.

The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.



Smith Barney International All Cap Growth Portfolio

Under normal market conditions, International All Cap Growth Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities and may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions) or established non-United States issuers.

In seeking to achieve its objective, the fund invests its assets primarily in common stocks of foreign companies which in the opinion of the Manager have potential for growth of capital. However, there is no requirement that the fund invest exclusively in common stocks or other equity securities and, if deemed advisable, the fund may invest up to 20% of its assets in bonds, notes and other debt securities (including securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions).

The fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. Except as stated below, the fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the fund's manager may determine from time to time. Concentration of the fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.

The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.

Smith Barney Large Cap Value Portfolio

Under normal market conditions at least 65% of the fund's assets will be invested in equity securities.

The fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the fund's assets, and an additional 10% of its assets may be invested in sponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The fund will ordinarily purchase foreign securities that are traded in the U.S. It may, however, also purchase the securities of foreign issuers directly in foreign markets. The fund may also lend up to 20% of the value of its total assets and may purchase or sell securities on a when-issued or delayed delivery basis.

The fund may buy or sell covered put and covered call options up to 15% of its net assets, provided such options are listed on a national securities exchange.

Smith Barney Large Capitalization Growth Portfolio

Under normal market conditions, the fund invests 65% of its assets in equity securities of companies with market capitalizations of at least $5 billion at the time of investment. The core holdings of the fund will be large capitalization companies that are dominant in their industries, global in scope and have a long term history of performance. The fund has the flexibility, however, to invest up to 35% of assets in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 65% policy.

The fund may invest in securities of non-U.S. issuers in the form of ADRs, European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund's investment in these types of securities, to 10% of the fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Under normal market conditions, at least 65% of the fund's portfolio will consist of common stocks, but it also may contain money market instruments for cash management purposes, including U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

Alliance Growth Portfolio

The fund invests primarily in equity securities. The fund may also invest a portion of its assets in developing countries or countries with new or developing capital markets.

Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when the subadviser expects a general decline in interest rates, the fund may also invest for capital growth in fixed-income securities. The fund may invest up to 25% of total assets in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, or, if unrated, judged by the subadviser to be of comparable quality. The fund will generally invest in fixed income securities with a minimum rating of Caa- by Moody's or CCC- by S&P or in unrated securities judged by the subadviser to be of comparable quality. However, from time to time, the fund may invest in securities rated in the lowest grades of Moody's (C) or S&P (D) or in unrated securities judged by the subadviser to be of comparable quality, if the subadviser determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in default.

Investment in non-publicly traded securities is restricted to 5% of the fund's total assets (not including Rule 144A Securities).

The fund may also invest in zero-coupon bonds, payment-in-kind bonds and real estate investment trusts. It may also buy and sell stock index futures contracts ("index futures") and may buy options on index futures and on stock indices for hedging purposes. The fund may buy and sell call and put options on index futures or on stock indices in addition to, or as an alternative to, purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The fund may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. The fund may also seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

The fund may lend portfolio securities amounting to not more than 25% of its total assets and may enter into repurchase agreements on up to 25% of its total assets. It may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In addition, the fund may invest in real estate investment trusts.

AIM Capital Appreciation Portfolio

The fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. As a result of this policy, the market prices of many of the securities purchased and held by the fund may fluctuate more widely than other equity securities.

Special Situations. Although the fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

The fund may not invest more than 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

The fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the fund may purchase domestic stock index futures contracts. It may also write (sell) covered call options on no more than 25% of the value of its net assets.

Van Kampen Enterprise Portfolio

In addition to common stocks, the fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

The fund generally holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

The fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the fund generally seeks to obtain maximum exposure to the stock market, i.e., to be "fully invested." Nevertheless, even when the fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short term needs. The fund may also have cash on hand that has not yet been invested. The portion of the fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

If the subadviser anticipates a market decline, the fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to selling futures contracts, the fund can purchase puts (or futures puts) to hedge the fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

Smith Barney Aggressive Growth Portfolio

The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience growth in earnings that exceed the average rate of earnings growth of the companies comprising the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund's assets are invested in the securities of such companies.

The manager emphasizes individual security selection while diversifying the fund's investment across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

The fund may invest up to 10% of its assets in foreign securities.

Smith Barney Mid Cap Core Portfolio

The fund invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalization is within the market capitalization range of companies in the S&P MidCap Index (the "Index") at the time of the fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

The manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The manager selects individual "growth" stocks for investment in two ways: by identifying those companies which exhibit the most favorable growth prospects and by identifying those companies which have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification within a single fund.

The fund may invest up to 25% of its assets in foreign securities.

MFS Total Return Portfolio

The fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The fund's debt investments may consist of both "investment grade" securities (rated Baa or higher by Moody's or BBB or better by S&P or Fitch, Inc., ("Fitch"), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds"), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See
Appendix A for a description of these ratings. Generally, most of the fund's long-term debt investments will consist of "investment grade" securities. It is not the fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.

As noted above, the fund invests in unrated and lower-rated corporate debt securities, commonly known as "junk bonds." The fund may also invest in emerging market securities. The fund may also invest in emerging markets securities.

The fund will be managed actively with respect to the fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the fund does not intend to seek short-term profits, fixed income securities will be sold whenever the sub-adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

Salomon Brothers Global High Yield Portfolio

Debt securities in which the fund may invest include bonds, notes, debentures, and other similar instruments. The fund normally invests at least 50% of its net assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are rated investment grade (i.e., within the four highest categories for long-term debt) by Moody's or S&P or, if unrated, determined by the subadviser to be of comparable quality. No more than 50% of the fund's total assets may be invested in securities rated below investment grade. Such lower-rated securities involve a high degree of risk and are predominantly speculative. The fund may also invest in securities that are in default as to payment of principal and/or interest.

For purposes of the fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund will consider investment in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

The fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, or with a principal office in, an emerging market.

The fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

The fund also may consider making investments in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries, subject to the overall 50% limitation.

Pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, the fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

Asset Allocation. The fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

The subadviser selectively will allocate the assets of the fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the fund. Securities held by the fund may be invested in without limitation as to maturity.

The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The subadviser generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

Selection of Debt Investments. In determining the appropriate distribution of investments among various countries and geographic regions for the fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

Although the fund values assets daily in terms of U.S. dollars, the fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

The fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the fund that invest solely in debt securities of U.S. issuers. The fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

The fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the fund for any purpose does not exceed 33 1/3% of its total assets.

Nondiversification. As a "non-diversified" fund under the 1940 Act, the fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the fund's assets consist of U.S. Government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the fund's total assets. These limits are measured at the end of each quarter of the fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in the fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the fund, and consequently a greater degree of fluctuation of the fund's net asset value, because the fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The fund also intends to satisfy the diversification requirements of Section 817(h) of the Code.

Travelers Managed Income Portfolio

Under normal market conditions, (1) at least 65% of the fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (i.e., rated within the four highest ratings categories of Moody's or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the fund's total assets will be invested in debt obligations having durations of 10 years or less. The fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

The fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

The fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the fund's portfolio investments.

Bank certificates of deposit and bankers' acceptances in which the fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the fund may invest in U.S. dollar-denominated, non-negotiable time deposits issued by foreign branches of domestic banks and London branches of foreign banks; and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

The fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage-pass through certificates ("CMOs"). The fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

The fund may invest up to 20% of its assets in foreign securities.


Putnam Diversified Income Portfolio

The subadviser believes that diversifying the fund's investments among the U.S. government sector, the high yield sector and the international sector, as opposed to investing in any one sector, will better enable the fund to preserve capital while pursuing its investment objective. Historically, the markets for U.S. government securities, lower-rated, high yielding U.S. corporate fixed-income securities, and debt securities of foreign issuers have tended to behave independently and have at times moved in opposite directions. The subadviser believes that when financial markets exhibit such a lack of correlation, a pooling of investments among these markets may produce greater preservation of capital and lower volatility over the long term than would be obtained by investing exclusively in any one of the markets.

The subadviser will continuously review the allocation of assets and make such adjustments as it deems appropriate, although there are no fixed limits on allocations among sectors, including investment in the high yield sector. Because of the importance of sector diversification to the fund's investment policies, the subadviser expects that a portion of the fund's assets will normally be invested in each of the three market sectors described below. At times, the fund may hold a portion of its assets in cash and money market instruments.

U.S. Government Sector. The fund will invest assets allocated to the U.S. government sector and may engage in options, futures, and repurchase transactions with respect to such securities. The fund may also enter into forward commitments for the purchase of U.S. government securities and make secured loans of its portfolio securities with respect to U.S. government securities. In purchasing securities for the U.S. government sector, the subadviser may take full advantage of the entire range of maturities of U.S. government securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. Under normal market conditions, the fund will invest at least 20% of its net assets in U.S. government securities. The fund may also invest assets allocated to the U.S. government sector in a variety of other debt securities, including asset-backed and mortgage-backed securities, such as CMOs, that are issued by private U.S. issuers. With respect to the U.S. government sector, the fund will only invest in privately issued debt securities that are investment grade at the time of purchase. The fund will not necessarily dispose of a security if its rating is reduced below these levels, although the subadviser will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objective.

High Yield Sector. The fund will invest assets allocated to the high yield sector primarily in high yielding, lower-rated higher risk U.S. and foreign corporate fixed-income securities, including debt securities, convertible securities and preferred stocks. Subject to the foregoing sentence, the fund may also purchase equity securities. The fund will not necessarily invest in the highest yielding securities available if in the subadviser's opinion the differences in yield are not sufficient to justify the higher risks involved. The fund may also invest in zero-coupon bonds and payment-in-kind bonds.

At times, a substantial portion of the fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by the subadviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when the subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the fund's operating expenses and adversely affect the fund's net asset value.

The high yield sector may invest in any security which is rated, at the time of purchase, at least Caa as determined by Moody's or CCC as determined by S&P's (or, the equivalent by another, nationally recognized statistical rating agency) or in any unrated security which the subadviser determines is at least of comparable quality, although up to 5% of the net assets of the fund (whether they are allocated to the high yield sector or the international sector) may be invested in securities rated below such quality, or in unrated securities that the subadviser determines are of comparable quality.

International Sector. The fund will invest the assets allocated to the international sector in debt obligations and other fixed-income securities denominated in any currency including the U.S.
dollar. These securities include:

* debt obligations issued or guaranteed by foreign (including emerging markets), national, provincial, state or other governments with taxing authority, or by their agencies or instrumentalities;

*   debt obligations of supranational entities (described below);
and

* debt obligations and other fixed-income securities of foreign and U.S. corporate issuers.

In the past, yields available from securities denominated in foreign currencies have often been higher than those of securities denominated in U.S. dollars. The subadviser will consider expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank, and the Inter-American Development Bank. The governmental members or "stockholders" usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowing. Each supranational entity's leading activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves, and net income.

Defensive Strategies. At times, the subadviser may judge that conditions in the securities market make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund's assets. In implementing these "defensive" strategies, depending on the circumstances, the fund may temporarily reduce or suspend its option writing activities, shift its portfolio emphasis to higher-rated securities in the high yield sector, hedge currency risks in the international sector, or generally reduce the average maturity of its holdings in any or all of the sectors.

Smith Barney High Income Portfolio

The fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 65% of its assets in high-yielding corporate debt obligations and preferred stock. The fund's manager may adjust the fund's average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. Up to 35% of the fund's assets may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights. The fund's equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. Fixed income securities purchased by the fund will generally be lower-rated securities, and may be rated as low as C by Moody's or D by S&P, or in non-rated income securities that the manager determines to be of comparable quality. The fund will not purchase securities rated lower than B by both Moody's and S&P, if, immediately after such purchase, more than 10% of the fund's total assets are invested in such securities. The fund may invest in securities rated higher than Ba by Moody's and BB by S&P without limitation when the difference in yields between quality classifications is relatively narrow.

The Portfolio may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S.
dollars.

Smith Barney Money Market Portfolio

The fund operates as a money market fund, and utilizes certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, the fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

The fund's investments are limited to dollar denominated instruments the Board of Directors determines present minimal credit risks and which are Eligible Securities at the time acquired by the fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the "SEC") are S&P, Moody's and Fitch. See Appendix A for a discussion of the ratings categories of the NRSROs.

The fund may enter into repurchase agreements collateralized by U.S. government securities with any broker/dealer or other financial institution that is deemed creditworthy by the manager, under guidelines approved by the Company's Board of Directors. The fund will not enter into a repurchase agreement on behalf of the fund if, as a result thereof, more than 10% of the fund's net assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

The following are also permitted investments for the fund:

High Quality Commercial Paper. The fund's purchase of commercial paper is restricted to direct obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one NRSRO in the highest category for short-term debt securities or comparable unrated securities. The fund may invest without limit in the dollar-denominated commercial paper of foreign issuers.

High Quality Corporate Obligations. Obligations of corporations that are: (1) rated AA or better by S&P or Aa or better by Moody's or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The fund will only invest in corporate obligations with remaining maturities of 13 months or less.

Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000 that are purchased by the fund will not be fully insured. The fund currently intends to limit its investment in fixed time deposits with an ultimate maturity of from two business days to six months and will invest in such time deposits only if, when combined with other illiquid assets of the fund, not more than 10% of its assets would be invested in all such instruments. The fund may also invest in securities of foreign branches of U.S. banks. Such investments involve considerations that are not ordinarily associated with investing in domestic certificates of deposit. The fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the fund may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

The purchase of obligations of foreign banks will involve similar investment and risk considerations that are applicable to investing in obligations of foreign branches of U.S. banks. These factors will be carefully considered by the Manager in selecting investments for the fund. See "Risk Factors."

High Quality Municipal Obligations. Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody's or, if not rated, are determined by the Manager to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the fund's yield. The fund will not invest more than 10% of its total assets in municipal obligations.

The fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of the portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the fund may realize a gain or loss.

As a matter of fundamental policy, the fund may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. The fund may also lend its portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the fund's total assets, taken at value.

Notwithstanding any of the foregoing investment policies, the fund may invest up to 100% of its assets in U.S. government securities.

INVESTMENT PRACTICES

Each of the following investment practices is subject to any limitations set forth under "Investment Objectives and Management Policies" or under "Investment Restrictions." See "Risk Factors" for additional information about the risks of these investment practices.

EQUITY SECURITIES

Common Stocks (each fund except Smith Barney Money Market Portfolio). Each fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Convertible Securities (each fund except Smith Barney Money Market Portfolio). Each fund may invest in convertible securities which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Synthetic Convertible Securities (each fund except Smith Barney Money Market Portfolio). Each fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation System "NASDAQ" or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

Warrants or Rights (AIM Capital Appreciation, Smith Barney Large Capitalization Growth, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, Putnam Diversified Income, MFS Total Return, Van Kampen Enterprise and Salomon Brothers Global High Yield Portfolios). Warrants or rights may be acquired by each fund in connection with other securities or separately and provide the fund with the right to purchase at a later date other securities of the issuer. Each fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Real Estate Investment Trusts ("REITs") (Alliance Growth, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core and Smith Barney High Income Portfolios). The funds may invest without limitations in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

FIXED INCOME SECURITIES

Corporate Debt Obligations (each fund). Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such facts as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities (each fund). Each fund may invest in U.S. government securities, which are debt obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds, certain mortgage participation certificates and collateralized mortgage obligations) or by its agencies and instrumentalities (such as GNMA, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, FHLMC, the U.S. Postal Service, the Federal Financing Bank and FNMA). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of FNMA and the Student Loan Marketing Association) are supported only by the credit of the instrumentality.


Zero Coupon, Pay-In-Kind and Delayed Interest Securities (Alliance Growth, MFS Total Return, Salomon Brothers Global High Yield, Travelers Managed Income, Smith Barney High Income and Putnam Diversified Income Portfolios). A fund may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Synthetic Security Positions (Salomon Brothers Global High Yield and Putnam Diversified Income Portfolios). A fund may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities." For example, in order to establish a synthetic security position for the fund that is comparable to owning a Japanese government bond, the relevant subadviser might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

The subadviser might roll over the futures and forward currency contract positions before taking delivery in order to continue the fund's investment position, or the subadviser might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

Further, while these futures and currency contracts remain open, a fund will comply with applicable SEC guidelines to set aside cash, debt securities of any grade or equity securities, in a segregated account with its custodian in an amount sufficient to cover its potential obligations under such contracts; provided such securities have been determined by the subadviser to be liquid and unencumbered pursuant to guidelines established by the directors.

A subadviser would create synthetic security positions for a fund when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while a subadviser believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, the subadviser will incur transaction costs in connection with each purchase of a futures or a forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies. See "Investment Risks."

Mortgage-Backed Securities (MFS Total Return, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield and Smith Barney High Income Portfolios). A fund may invest in mortgage backed securities, which are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are "passed through" to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations.

Asset-Backed Securities (MFS Total Return, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield Portfolio and Smith Barney High Income Portfolios). A fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Loan Participations, Assignments and Other Direct Indebtedness (Putnam Diversified Income, Salomon Brothers Global High Yield and MFS Total Return Portfolios). A fund may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund having a contractual relationship only with the lender not the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Each fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy.

Putnam Diversified Income and Salomon Brothers Global High Yield Portfolios may also invest in assignments of portions of loans from third parties ("Assignments"). When a fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

Corporate Loans (Smith Barney High Income Portfolio). The fund may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default would have an adverse affect on the fund's net asset value. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

The fund may also acquire an interest in corporate loans by purchasing both Participations in and Assignments of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. The Participations typically will result in the fund having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy. When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's investments and calculating its net asset value. The fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.

FOREIGN INVESTMENTS

Depositary Receipts (each fund except Smith Barney Money Market Portfolio). For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts ("GDRs") are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs") are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs in bearer form, are designed for use in European securities markets.


Emerging Markets (Smith Barney International All Cap Growth, Smith Barney Pacific Basin, Putnam Diversified Income, Salomon Brothers Global High Yield, Travelers Managed Income, Smith Barney High Income and MFS Total Return Portfolios). Emerging market countries include any country determined by the manager or subadviser, as the case may be, to have an emerging market economy, taking into account a number of factors, including the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The manager or subadviser determines an issuer's principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities;
(b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

Sovereign Debt Obligations (Putnam Diversified Income, MFS Total Return, Salomon Brothers Global High Yield and Travelers Managed Income Portfolios). A fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal interest is not guaranteed by the U.S. Government.

Brady Bonds (Putnam Diversified Income, MFS Total Return, Salomon Brothers Global High Yield and Travelers Managed Income Portfolios). A fund may invest in Brady Bonds which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

The funds may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Samurai and Yankee Bonds (Salomon Brothers Global High Yield, Travelers Managed Income and Putnam Diversified Income Portfolios). Subject to their fundamental investment restrictions, these funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

Investments in Other Investment Companies providing exposure to Foreign Markets (Salomon Brothers Global High Yield Portfolio). With respect to certain countries, investments by the fund presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. The fund may invest in the securities of closed-end investment companies within the limits of the 1940 Act. These limitations currently provide that, in general, the fund may purchase shares of a closed-end investment company unless (a) such a purchase would cause the fund to own in the aggregate more than 3 percent of the total outstanding voting securities of the investment company or (b) such a purchase would cause the fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its aggregate assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless, in the judgment of management, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. At such time as direct investment in these countries is allowed, the fund will anticipate investing directly in these markets.

MONEY MARKET SECURITIES

Commercial Bank Obligations (each fund). For the purposes of each fund's investment policies with respect to bank obligations (such as certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. See "Investment Risks."
Although a fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of at least U.S. $500 million (or the equivalent thereof), this U.S. $500 million figure is not a fundamental investment policy or restriction of the fund. For calculation purposes with respect to the U.S. $500 million figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper (each fund). With respect to each fund's investment policies with respect to commercial paper, such security consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, except Smith Barney Money Market Portfolio, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such fund's total assets would be invested in such notes and other illiquid securities. Smith Barney Money Market Portfolio may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.

Indexed Commercial Paper (Salomon Brothers Global High Yield Portfolio). The fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The fund will not purchase such commercial paper for speculation.

OTHER INVESTMENT PRACTICES

Illiquid and Restricted Securities. Each fund may purchase securities that are restricted as to resale ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"). Some restricted securities can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Board of Directors may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to the fund's restriction on illiquid investments. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase Agreements (each fund). Each fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the fund at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the fund holds the security and which is not related to the coupon rate on the purchased security. Each fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price plus accrued interest, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the fund may be delayed or limited or the fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A fund will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the Manager under guidelines approved by the Board of Directors. It is the policy of each fund (except the Smith Barney Money Market Portfolio) not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a fund amount to more than 15% of that fund's net assets. The Smith Barney Money Market Portfolio may not invest in such securities if, together with any other illiquid assets held by it amount to more than 10% of its total assets.

Reverse Repurchase Agreements (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core and Salomon Brothers Global High Yield Portfolios). The fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the fund securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when management believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

At the time the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in the fund's overall borrowing limitation.

Borrowing and Leverage (each fund). Each fund may borrow from banks, on a secured or unsecured basis. If the fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage." Only Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Smith Barney Aggressive Growth and Salomon Brothers Global High Yield Portfolios will utilize leverage. In addition, AIM Capital Appreciation Portfolio may, but has no current intention to, engage in leverage. Should any fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

"Dollar Roll" Transactions (MFS Total Return, Salomon Brothers Global High Yield, Travelers Managed Income and Putnam Diversified Income Portfolios). A fund may enter into "dollar roll" transactions pursuant to which the fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. The MFS Total Return Portfolio may enter in similar transactions pursuant to which the fund sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date (generally within 30 days). During the roll period, a fund forgoes principal and interest paid on the securities. The fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee.

Since a fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the funds that are associated with other types of leverage. MFS Total Return Portfolio will only enter into covered rolls, where there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions are considered borrowings by the funds and will be subject to each fund's overall borrowing limitation. Dollar roll transactions are considered speculative.

Securities Lending (each fund except Smith Barney Large Capitalization Growth, Van Kampen Enterprise and Smith Barney Money Market Portfolios). A fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the fund may pay reasonable finders, administrative and custodial fees.

Management will limit such lending to not more than the percentages shown below:



Fund

Limit as a %
of Total Assets

Smith Barney Pacific Basin Portfolio

15%

Smith Barney International All Cap
Growth Portfolio

15%

Smith Barney Large Cap Value
Portfolio

20%

Alliance Growth Portfolio

25%

AIM Capital Appreciation Portfolio

33 1/3%

Smith Barney Aggressive Growth
Portfolio

33 1/3%

Smith Barney Mid Cap Core Portfolio

33 1/3%

MFS Total Return Portfolio

30%

Salomon Brothers Global High Yield
Portfolio

30%

Travelers Managed Income Portfolio


33 1/3%

Putnam Diversified Income Portfolio

25%

Smith Barney High Income Portfolio

20%

Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the fund's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each fund will adhere to the following conditions whenever it lends its securities: (1) the fund must receive at least 102% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund's Board of Directors must terminate the loan and regain the fund's right to vote the securities.

When-Issued, Delayed Delivery and Forward Commitment Securities (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Smith Barney Large Capitalization Growth, Alliance Growth, Smith Barney Aggressive Growth, Smith Barney Mid Cap, MFS Total Return, Salomon Brothers Global High Yield, Travelers Managed Income, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a fund prior to the actual delivery or payment by the other party to the transaction. A fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each fund's custodian will maintain, in a segregated account on behalf of the fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the fund's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net asset value per share. To the extent that the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

Short Sales Against the Box (AIM Capital Appreciation, Van Kampen Enterprise, Salomon Brothers Global High Yield, and Smith Barney High Income Portfolios). A fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, (AIM Capital Appreciation Portfolio will limit investments such that no more than 10% of the value of its net assets will be deposited as collateral for such sales at any time) the fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the securities against which short sales against the box have been made in a special account with its custodian.

DERIVATIVE CONTRACTS

Futures, Options and Currency Transactions (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Alliance Growth, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Global High Yield, Putnam Diversified Income and Smith Barney High Income Portfolios). The following information on options, futures contracts and related options applies to the funds. In addition, new options and futures contracts and various combinations thereof continue to be developed and the funds may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory and tax requirements applicable to investment companies.

A fund may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. government or foreign government securities or equity or fixed-income securities ("futures contracts"), and may buy and write put and call options to buy or sell futures contracts ("options on futures contracts"); provided, however, that the AIM Capital Appreciation Portfolio and Smith Barney Mid Cap Core Portfolio may only write covered call options. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds, on a share-for-share basis, a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written, if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books. When a fund buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. An option on a futures contract gives a fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.

The funds will not enter into transactions in futures contracts and options on futures contracts for speculation and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date. The Smith Barney Pacific Basin, Smith Barney International All Cap Growth, MFS Total Return and Smith Barney High Income Portfolios, however, may enter into futures contracts and options on futures contracts for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a fund's assets.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a fund will incur brokerage fees when it buys or sells futures contracts.

A fund will not (1) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the fund or (2) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts written by the fund would exceed the market value of the total assets of the fund.

Writing Covered Call Options (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Alliance Growth, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Global High Yield, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may write (sell) covered call options. A fund may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of management, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund. (AIM Capital Appreciation Portfolio will not write covered call options for speculative purposes).

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Management believes that the writing of covered call options is less risky than writing uncovered or "naked" options, which the funds will not do.

Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each fund's investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund's custodian. The fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets.

The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

Each fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by each fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

Each fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

Purchasing Call Options (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Global High Yield, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may purchase call options. As the holder of a call option, a fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return. It is a policy of the Salomon Brothers Global High Yield Portfolio that aggregate premiums paid for put and call options will not exceed 5% of the fund's total assets at the time of purchase.

Purchasing Put Options (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Global High Yield, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Each fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency. The premium paid for the put option and any transaction costs would reduce any gains otherwise available for distribution when the security or currency is eventually sold.

Each fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Options on Securities and on Foreign Currencies (each fund). In an effort to reduce fluctuations in net asset value or to increase portfolio return, the funds may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. AIM Capital Appreciation Portfolio and Smith Barney Mid Cap Core Portfolio may write (sell) only covered call options. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. A fund may write and buy options on the same types of securities that the fund could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on the writing and buying of options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

In purchasing an option, the fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the fund were permitted to expire without being sold or exercised, the fund would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

If a put or call option written by a fund were exercised, the fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The fund retains the premium received from writing a put or call option whether or not the option is exercised.

A fund may buy put and call options and may write covered put and call options on foreign currencies to hedge against declines in the U.S. dollar value of foreign currency-denominated securities held by the fund and against increases in the U.S. dollar cost of foreign currency-denominated securities being considered for purchase by the fund. As in the case of other options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the fund's options position, the option may expire worthless and the fund will lose the amount of the premium. There is no specific percentage limitation on a fund's investments in options on foreign currencies.

A fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the fund is permitted to invest directly. The fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by management for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the fund's obligations under an option written by the fund, as the case may be, will be subject to the fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the fund to effect an offsetting transaction at a time when management believes it would be advantageous for the fund to do so.

Options on Securities Indices (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Alliance Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Global High Yield, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may enter into options on securities indices. Through the writing or purchase of index options, a fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index base) rather than price movements in individual securities, as is the case with respect to options on securities.

When the fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described above. Also, an option purchased by the fund may expire worthless, in which case the fund would lose the premium paid therefor.

Except as provided below, each fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which each fund has in place with such primary dealers will provide that each fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. Each fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Each fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

Forward Currency Transactions (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Alliance Growth, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Global High Yield, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A fund may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when a fund believes that a foreign currency in which the portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward currency contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in that currency, or, when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the fund may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount ("position hedge"). A fund also may enter into a forward currency contract with respect to a currency where the fund is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge"). In any of these circumstances the fund may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the fund believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the fund are denominated ("cross hedge"). A fund may invest in forward currency contracts with stated contract values of up to the value of the fund's assets. The MFS Total Return and Putnam Diversified Income Portfolios may also enter into forward currency contracts for non-hedging purposes, subject to applicable law.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the fund's assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option on currency gives the fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

A fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. Any OTC options acquired by each fund and assets used as "cover" for OTC options written by the fund would be considered illiquid and subject to each fund's limitation on investing in such securities.

A fund also may enter into forward contracts to buy or sell at a later date instruments in which the fund may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A fund may also enter into currency swaps where each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.

Interest Rate, Securities Index, Financial Futures and Currency Futures Contracts (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Alliance Growth, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Global High Yield, Putnam Diversified Income Portfolio and Smith Barney High Income Portfolios). A fund may enter into interest rate, securities index, financial futures and currency futures contracts ("Futures" or "Futures Contracts"). AIM Capital Appreciation Portfolio and Smith Barney Mid Cap Core Portfolio may enter into stock index futures contracts and Van Kampen Enterprise Portfolio may enter in stock index and interest rate futures contracts. A fund may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund. A fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A fund may also enter into Futures Contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are traded in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the fund's exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

Each fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or Futures Contracts will be purchased to protect a fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Smith Barney International All Cap Growth, Smith Barney Pacific Basin, Smith Barney Mid Cap Core, MFS Total Return and Smith Barney High Income Portfolios may each also enter into Futures transactions for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a fund's assets.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate Futures trading and to maintain the fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open Futures Contracts. Each fund expects to earn interest income on its margin deposits.

Options on Futures Contracts (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, Alliance Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Global High yield, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may enter into options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, each fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

In order to assure that the funds will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the fund's assets.

Yield Curve Options (MFS Total Return Portfolio). The fund may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the fund may purchase or write such options for hedging purposes. For example, the fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of management, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the fund will be "covered". A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Swaps and Swap-Related Products (Smith Barney Pacific Basin, Smith Barney International All Cap Growth, MFS Total Return, Salomon Brothers Global High Yield, Putnam Diversified Income and Smith Barney High Income Portfolios). As one way of managing its exposure to different types of investments, a fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

A fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Each fund intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form or variety of swap agreement if management determines it is consistent with the fund's investment objective and policies.

A fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, management and the funds believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by its custodian. If a fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of such fund's accrued obligations under the agreement. The funds will not enter into any swap, cap, floor or collar transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. The most significant factor in the performance of swaps, caps, floors and collars is the change in specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If management is incorrect in its forecasts of such factors, the investment performance of the fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the fund the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. The fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

RISK FACTORS

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund's net asset value will fluctuate, reflecting the fluctuations in the market value of its portfolio positions (other than Smith Barney Money Market Portfolio). The following sections describe some of the important risk factors involved in connection with the types of investments or investment practices indicated. See "Investment Objectives and Management Policies" and "Investment Practices" for a description of the permissible investments and investment practices of each fund.

Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase.
Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

Foreign Securities (in general). Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the funds. Securities of some foreign companies and banks are less liquid and more volatile than securities of comparable domestic companies and banks. Non-U.S. securities markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commission on foreign exchanges, the expense of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a fund. In addition, a fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

Emerging Markets Securities. Because of the special risks associated with investing in emerging markets, an investment in a fund that invests in emerging markets may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by funds will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the funds could lose a substantial portion of their investments in such countries. Each fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the funds' investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays and failures.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that any investments that a Portfolio might make in an emerging market would not be expropriated, nationalized or otherwise confiscated at some time in the future. In the event of such expropriation, nationalization or other confiscation in any emerging market, each fund could lose its entire investment in that market. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(a) of the 1940 Act. During the period commencing from a fund's identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Economic and Monetary Union (EMU). As part of EMU, on January 1, 1999 11 European countries adopted a single common currency -- the Euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition; however, EMU and the introduction of the Euro, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions;
(iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds' portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.

Sovereign Debt. Investments in the sovereign debt of foreign countries involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

Currency Risks. The funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each fund's shares and also may affect the value of dividends and interest earned by the funds and gains and losses realized by the funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

Real Estate Investment Trusts. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the 1940 Act. Also, the fund will indirectly bear its proportionate share of expenses incurred by REITs in which the fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The values of these securities may be highly volatile as interest rates rise or fall. In addition, the fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the fund each year. The value of zero-coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for a fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Ratings Categories. General. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these organizations as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings may be used by a fund as initial criteria for the selection of portfolio securities, but each fund also will rely upon the independent advice of the manager or the subadviser, as the case may be, to evaluate potential investments. Management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the capabilities of the issuer's management, and regulatory matters.

Investment Grade Categories. Fixed Income securities rated in the highest four ratings categories for long-term debt by an NRSRO are considered "investment grade." Obligations rated in the lowest of the top four ratings (e.g. Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the manager or subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated Baa/BBB or better. For a description of the ratings, see Appendix A.

Lower-Rated and Non-Rated Securities. The funds that may invest in debt securities rated below investment grade are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

Generally, lower-quality securities offer a higher return potential than investment grade securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a fund, with a commensurate effect on the value of the fund's shares.

The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a fund to purchase and also may restrict the ability of a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. The public market for lower-quality securities and comparable non-rated securities is relatively new and has not fully weathered a major economic recession. Any such economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.

While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities of Unseasoned Issuers. The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

Borrowing and Leverage. Leverage creates an opportunity for increased returns to shareholders of a fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund's shares and in the fund's yield. Although the principal or stated value of such borrowings will be fixed, the portfolio assets may change in value during the time the borrowing is outstanding. By leveraging the fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest and other charges the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a fund.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the fund may decline below the price of the securities the fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

Loan Participations or Assignments. The funds may have difficulty disposing of assignments and loan participations. The liquidity of such securities is limited, and each fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each fund's ability to dispose of particular assignments or participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's portfolio and calculating its net asset value.

Certain of the loan participations acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate the fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution's) of the borrower. As a fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. In such cases, a fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the fund's portfolio investments. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on management's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a fund will include them in the investment limitations described below.

Derivative Instruments. In accordance with its investment policies, a fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset.
For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

With respect to interest rate swaps, each fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the fund's investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the fund's ability to offset the swap at any time.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the fund as the possible loss of the entire premium paid for an option bought by the fund, and the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the fund will be able to use those instruments effectively for the purposes set forth above.

In connection with its transactions in futures, options, swaps and forwards, each fund may be required to place assets in a segregated account with the fund's custodian bank to ensure that the fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the fund's assets could impede implementation of the fund's investment policies or the fund's ability to meet redemption requests or other current obligations.

Particular Risks of Futures Contracts. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the fund's assets to cover could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Mortgage-Backed Securities. To the extent a fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid. The yield generated by a fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates.

Other Asset-Backed Securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.


INVESTMENT RESTRICTIONS

The funds have adopted the following investment restrictions and policies that are "fundamental" and cannot be changed without the approval of a "majority of the outstanding voting securities" of the fund affected by the change, as defined under the 1940 Act (see "Other Information about the Company-Voting Rights"). Following the list of each fund's fundamental investment restrictions which is set forth below is a list of other policies or restrictions that are not fundamental. Investment policies and restrictions that are not fundamental may be changed by the Company's Board of Directors without shareholder approval. If a fund adheres to a percentage restriction at the time of an investment by the fund, a later increase or decrease in percentage resulting solely from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of such percentage restriction.

Each of the Smith Barney Pacific Basin, Smith Barney
International All Cap Growth and Smith Barney Large Cap Value
Portfolios may not:

1.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Invest more than 25% of its total assets
in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	With respect to Smith Barney Large Cap
Value Portfolio, borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5.	With respect to both Smith Barney Pacific
Basin and Smith Barney International All Cap Growth Portfolios, borrow money, except that (a) the fund may borrow from banks under certain circumstances where the fund's Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the fund's return from investments of the proceeds of the borrowing in fund securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

6.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Smith Barney Pacific Basin Portfolio, Smith Barney International All Cap Growth Portfolio or Smith Barney Large Cap Value Portfolio, each such fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by Smith Barney Pacific Basin Portfolio, Smith Barney
International All Cap Growth Portfolio and Smith Barney Large Cap
Value Portfolio. The funds may not:

1.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Have more than 15% of its net assets
invested in puts, calls, straddles, spreads or combinations thereof.

3.	Purchase oil, gas or other mineral
leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

4.	Invest more than 5% of its total assets
in any issuer with less than three years of continuous operation
(including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market.

5.	Invest in any company for the purpose of
exercising control of management.

6.	Acquire securities subject to
restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days, or purchase OTC options or set aside assets to cover OTC options written by the fund if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the fund's net assets. Subject to this limitation, the Company's Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

7.	Invest in securities of another
investment company except as permitted by Section 12(d)(1)(a) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

The Smith Barney Large Capitalization Growth Portfolio may not:

1.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Invest more than 25% of its total assets
in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	Borrow money, except that (a) the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

4.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

6.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

In addition, the following nonfundamental policies have also been adopted by Smith Barney Large Capitalization Growth Portfolio.
The fund may not:

1.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Invest in oil, gas or other mineral
leases or exploration or development programs.

3.	Write or sell puts, calls, straddles,
spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

4.	Invest in securities of another
investment company except as permitted by Section 12(d)(1)(a) of the 1940 Act, or as part of a merger, consolidation or acquisition

5.	Purchase a security if, as a result, the
fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

6.	Make investments for the purpose of
exercising control of management.

The Alliance Growth Portfolio may not:

1.	Borrow money, except that (a) the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

6.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

7.	Invest more than 25% of its total assets
in securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.)

Notwithstanding any other investment restriction of Alliance
Growth Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by Alliance Growth Portfolio. The fund may not:

1.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Purchase securities issued by any other
registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

3.	Make investments for the purpose of
exercising control or management.

4.	Invest in interests in oil, gas, or other
mineral exploration or development programs, although the fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

5.	Purchase warrants, if, as a result, the
fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.



The AIM Capital Appreciation Portfolio may not:

1.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

5.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Invest more than 25% of its total assets
in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In addition, AIM Capital Appreciation Portfolio treats as fundamental its policy concerning borrowing. In accordance with this policy, the fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the fund's assets should fail to meet the 300% asset coverage requirement, the fund will, within three days, reduce its borrowings to the extent necessary. The fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so.

In addition, the following nonfundamental policies have also been adopted by AIM Capital Appreciation Portfolio. The fund may not:

1.	Purchase warrants, valued at the lower of
cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.

2.	Invest for the purpose of exercising
control over or management of any company, except to the extent that in fund may purchase securities of other investment companies.

3.	Invest in interests in oil, gas or other
mineral exploration or development programs.

The Van Kampen Enterprise Portfolio may not:

1.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

2.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder taking into account any rule or order of the SEC exempting the fund from the limitation imposed by Section 12(d)(1) of the 1940 Act.

5.	Invest more than 25% of its total assets
in securities issued by companies in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company.

6.	Borrow money, except that (a) the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

7.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Van Kampen
Enterprise Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by Van Kampen Enterprise Portfolio. The fund may not:

1.	Invest more than 5% of the value of its
total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company.

2.	Acquire any private placement if it would
cause more than 2% of the net assets of the fund, as determined at the time the fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

3.	Invest more than 5% of its net assets in
warrants or rights valued at the lower of cost or market, not more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

4.	Purchase or otherwise acquire any
security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

5.	Invest in interests in oil, gas, or other
mineral exploration or developmental programs.

6.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

7.	Make any investment in any security about
which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

8.	Make any investment which involves
promotion or business management by the fund or which would subject the fund to unlimited liability.

9.	Invest in companies for the purpose of
exercising control.

10.	Acquire securities of any other domestic
or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by
Section 12(d)(1) of the 1940 Act.

Each of the Smith Barney Aggressive Growth Portfolio and the
Smith Barney Mid Cap Core Portfolio may not:

	1.	Invest in a manner that would cause
it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	2.	Issue "senior securities" as
defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	3.	Invest more than 25% of its total
assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	4.	Borrow money, except that (a) a
fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) a fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), a fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

	5.	Make loans.  This restriction does
not apply to: (a) the purchase of debt obligations in which a fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	6.	Engage in the business of
underwriting securities issued by other persons, except to the extent that a fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent a fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a fund's investment objective and policies); or (d) investing in real estate investment trust securities.

In addition, the following nonfundamental policies have also been adopted by Smith Barney Aggressive Growth and Smith Barney Mid
Cap Core Portfolios.  The funds may not:

	1.	Purchase any securities on margin
(except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by a fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	2.	Invest in oil, gas or other mineral
exploration or development programs.

	3.	Purchase or otherwise acquire any
security if, as a result, more than 15% of each fund's net assets would be invested in securities that are illiquid.

4.	Invest for the purpose of exercising
control of management.

The MFS Total Return Portfolio may not:

1.	Borrow money, except that (a) the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

4.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

5.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Purchase any securities of an issuer of a
particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry except (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

7.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of MFS Total
Return Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by MFS Total Return Portfolio. The fund may not:

1.	Purchase or otherwise acquire any
security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2.	Purchase securities issued by any other
investment company in excess of the amount permitted by the 1940
Act, except when such purchase is part of a plan of merger or consolidation.

3.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

4.	Purchase or sell any put or call options
or any combination thereof, provided, that this shall not prevent
(a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, foreign currencies, indexes of securities, any type of swap or any type of futures contract or
(b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

5.	Purchase or sell interests in oil, gas or
mineral leases.

The Salomon Brothers Global High Yield Portfolio may not:

1.	Invest 25% or more of the value of its
total assets in the securities of issuers conducting their principal business activities in the same industry, (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund) except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

2.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

3.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Borrow money in excess of 33 1/3% of its
total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed 1/3 of its total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

6.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

For purposes of Salomon Brothers Global High Yield Portfolio's concentration policy contained in limitation (1) above, the fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

In addition, the following nonfundamental investment policies have been adopted by the fund. The fund may not:

1.	Purchase or otherwise acquire any
security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2.	Invest in securities of an issuer if the
investment would cause the fund to own more than 10% of any class of securities of any one issuer (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

3.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

4.	Invest more than 10% of its total assets
in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

5.	Invest in companies for the purpose of
exercising control or management (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund).

6.	Invest in interests in oil, gas, or other
mineral exploration or development programs.

7.	Invest more than 5% of its total assets
in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

The Travelers Managed Income Portfolio may not:

1.	Concentrate the portfolio investments in
any industry by investing more than 25% of its gross assets in any one industry. There shall be no limitation on the purchase of U.S. Government securities by the fund when it adopts a defensive position.

2.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

3.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

6.	Borrow money, except that (a) the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

7.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

8.	Purchase securities from or sell
securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

Notwithstanding any other investment restriction of Travelers Managed Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental policies have also been adopted by Travelers Managed Income Portfolio. The fund may not:

1.	Purchase securities of any other
investment company except as part of a plan of merger or consolidation.

2.	Purchase securities of companies which
together with predecessors have a record of less than three years' continuous operation, if, as a result, more than 5% of the fund's net assets would then be invested in such securities.

3.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

4.	Invest in puts, calls, straddles, spreads
and any combination thereof.

5.	Invest in oil, gas or other mineral
exploration or development programs, provided, however, this shall not prohibit the fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

6.	Purchase or otherwise acquire any
security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

7.	Purchase securities of companies for the
purpose of exercising control.

The Putnam Diversified Income Portfolio may not:

1.	Borrow money, except that (a) the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

6.	Invest more than 25% of its total assets
in any one industry. (U.S. Government securities and securities of any foreign government, it agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent an industry.)

7.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

In addition, the following nonfundamental policy has also been adopted by the Putnam Diversified Income Portfolio. The fund may not:

1.	Invest in securities of other registered
open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets.

2.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3.	Purchase or otherwise acquire any
security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

4.	Buy or sell oil, gas or other mineral
leases, rights or royalty contracts.

5.	Make investments for the purpose of
gaining control of a company's management.

Notwithstanding any other investment restriction of Putnam Diversified Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

The Smith Barney High Income Portfolio may not:

1.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Borrow money, except that (a) the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

3.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

5.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

6.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.	Invest more than 25% of its total assets
in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Notwithstanding any other investment restriction of the Smith Barney High Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental investment policies have been adopted by the Smith Barney High Income Portfolio. The fund may not:

1.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Invest in securities of other investment
companies registered or required to be registered under the 1940
Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

The Smith Barney Money Market Portfolio may not:

1.	Borrow money, except that (a) the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

3.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	Invest more than 25% of its assets in the
securities of issuers in any industry, except it may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and it reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

5.	Make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Smith Barney
Money Market Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following nonfundamental investment policies have been adopted by Smith Barney Money Market Portfolio. The fund may not:

1.	Acquire securities subject to
restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets. Subject to this limitation, the fund's Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

2.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3.	Write or purchase put or call options.

4.	Purchase or otherwise acquire any
security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

5.	Purchase or sell oil and gas interests.

6.	Invest in companies for the purposes of
exercising control.

7.	Invest in securities of another
investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

PORTFOLIO TURNOVER

Although it is anticipated that most investments of each fund (except Smith Barney Money Market Portfolio) will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when management believes that portfolio changes are appropriate. The historical portfolio turnover rates for each fund (except Smith Barney Money Market Portfolio) are included in the Financial Highlights tables in the Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Portfolio turnover rates for Smith Barney Money Market Portfolio are not shown because of the short-term nature of the investments owned by the fund.

TAXATION

The following is a summary of certain federal income tax considerations that may affect the funds and their shareholders. The discussion relates only to Federal income tax law as applicable to U.S. citizens. Distributions by the funds may also be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the Federal income tax treatment. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any fund.

Each fund will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) each fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Company-wide) basis.

Each fund intends to qualify separately each year as a "regulated investment company" under Subchapter M of the Code. A qualified fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided each fund receives annually at least 90% of its net investment income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. In addition, each fund must distribute at least 90% of its net investment income each year.

Each fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a fund as taxable income.

On October 31, 2000, the unused capital loss carryovers, by fund, were approximately as follows: Smith Barney International All Cap Growth: $11,997,000, Smith Barney Pacific Basin: $2,728,000, Salomon Brothers Global High Yield Portfolio, $2,944,000, Smith Barney Large Capitalization Growth Portfolio: $2,019,000, Smith Barney Mid Cap Core Portfolio: $42,900, Smith Barney High Income
Portfolio: $33,645,000, Putnam Diversified Income Portfolio:
$10,484,000 and Travelers Managed Income Portfolio: $4,383,000. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:


October 31,
Name of Fund
2006
2007
2008
Smith Barney International All Cap
Growth Portfolio
$5,750,000
$6,247,000
---
Smith Barney Pacific Basin Portfolio
$2,728,000
---
---
Salomon Brothers Global High Yield
Income Portfolio
$852,000
$1,153,000
$939,000
Smith Barney Large Capitalization Growth
Portfolio
---
---
$2,019,00
0
Smith Barney Mid Cap Core Portfolio
---
---
$42,900
Smith Barney High Income Portfolio
$3,001,000
$12,316,00
0
$18,328,0
00
Putnam Diversified Income Portfolio
$2,321,000
$5,086,000
$3,077,00
0
Travelers Managed Income Portfolio
---
$2,717,000
$1,666,00
0

Each fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of that fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

The Company has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular fund to make certain otherwise permitted investments.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than one taxable year, that fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

PERFORMANCE INFORMATION

From time to time the Company may include a fund's total return, average annual total return, yield and current distribution return in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. In addition, these figures will not reflect the deduction of the charges that are imposed on the Contracts by the Separate Account (see Contract prospectus) which, if reflected, would reduce the performance quoted.

Total Return. Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in the fund would have earned over a specified period of time (one, five or ten years) assuming that all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurring fees. Aggregate total return represents the cumulative change in the value of an investment in a portfolio for the specified period.

The average annual returns for the portfolios then in existence were as follows for the periods indicated (reflecting the waivers of investment advisory and administration fees and reimbursement of expenses):



Fund
One Year
Ended
10/31/00
Five
Years
Ended
10/31/00

Since
Inceptio
n

Incept
ion
Date
Smith Barney Pacific Basin Portfolio
	(32.07
)%
	(1.77)
%
	(3.09)%
6/16/9
4
Smith Barney International All Cap
Growth Portfolio
	10.18%
	12.33%
	10.35%
6/16/9
4
Smith Barney Large Cap Value
Portfolio
	8.62%
	14.71%
	14.86%
6/16/9
4
Smith Barney Large Capitalization
Growth Portfolio
	10.77%
---
	20.97%
5/1/98
Alliance Growth Portfolio
	9.27%
	22.93%
	23.12%
6/16/9
4
AIM Capital Appreciation Portfolio
	36.53%
17.45%
	17.19%
10/10/
95
Van Kampen Enterprise Portfolio
	13.92%
	20.25%
	20.32%
6/16/9
4
MFS Total Return Portfolio
	12.77%
	13.73%
	13.20%
6/16/9
4
Smith Barney Aggressive Growth
Portfolio*
N/A
	N/A
	50.41%
11/1/9
9
Smith Barney Mid Cap Core Portfolio*
N/A
	N/A
	42.36%
11/1/9
9
Salomon Brothers Global High Yield
Portfolio
	4.34%
	5.75%
	5.87%
6/16/9
4
Travelers Managed Income Portfolio
	4.55%
	5.14%
	6.03%
6/16/9
4
Putnam Diversified Income Portfolio
	0.21%
	3.76%
	5.30%
6/16/9
4
Smith Barney High Income Portfolio
	(3.54)
%
	5.05%
	6.25%
6/16/9
4
Smith Barney Money Market Portfolio
	5.88%
	5.14%
	5.10%
6/16/9
4

* 	Because the Smith Barney Aggressive Growth Portfolio and the
Smith Barney Mid Cap Core Portfolio commenced operations on
November 1, 1999, these funds only have "since inception" performance information.

The aggregate total returns for the portfolios then in existence were as follows for the periods indicated (reflecting the waiver of investment advisory and administration fees and reimbursement of expenses):




Fund
One Year
Ended
10/31/00
Five
Years
Ended
10/31/00

Since
Inceptio
n

Incept
ion
Date
Smith Barney Pacific Basin Portfolio
	(32.07
)%
	(8.56)
%
	(18.16)
%
6/16/9
4
Smith Barney International All Cap
Growth Portfolio
	10.18%
	78.87%
	87.45%
6/16/9
4
Smith Barney Large Cap Value
Portfolio
	8.62%

98.62%
	142.10%
6/16/9
4
Smith Barney Large Capitalization
Growth Portfolio
	10.77%
---
	61.06%
5/1/98
Alliance Growth Portfolio
	9.27%
	180.77
%
	277.02%
6/16/9
4
AIM Capital Appreciation Portfolio
	36.53%
	123.52
%
	123.29%
10/10/
95
Van Kampen Enterprise Portfolio
	13.92%
	151.41
%
	225.54%
6/16/9
4
MFS Total Return Portfolio
	12.77%
	90.31%
	120.54%
6/16/9
4
Smith Barney Aggressive Growth
Portfolio*
N/A
	N/A
	50.41%
11/1/9
9
Smith Barney Mid Cap Core Portfolio*
N/A
	N/A
	42.36%
11/1/9
9
Salomon Brothers Global High Yield
Portfolio
	4.34%
	32.26%
	43.92%
6/16/9
4
Travelers Managed Income Portfolio
	4.55%
	28.46%
	45.33%
6/16/9
4
Putnam Diversified Income Portfolio
	0.21%
	20.26%
	39.02%
6/16/9
4
Smith Barney High Income Portfolio
	(3.54)
%
	27.93%
	47.25%
6/16/9
4
Smith Barney Money Market Portfolio
	5.88%
	28.48%
	37.39%
6/16/9
4

* 	Because the Smith Barney Aggressive Growth Portfolio and the
Smith Barney Mid Cap Core Portfolio commenced operations on
November 1, 1999, these funds only have "since inception" performance information.

Yield. The yield of a fund refers to the net investment income earned by investments in the fund over a thirty-day period. Each fund's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the portfolio; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

The Smith Barney Money Market Portfolio may, from time to time, include the yield and effective yield in advertisements or reports to shareholders or prospective investors. Current yield for the fund will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the fund will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends. For the seven-day period ended October 31, 2000, the yield for the Smith Barney Money Market Portfolio was 6.09% (the effective yield was 6.27%).

Current Distribution Return. The Company calculates current distribution return for each fund by dividing the distributions from gross investment income declared during the most recent period by the net asset value per share on the last day of the period for which current distribution return is presented. A fund's current distribution return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current distribution return, and the charges that are imposed on the Contracts by the Separate Account, should be considered when comparing the fund's current distribution return to yields published for other investment companies and other investment vehicles. From time to time, a fund may include its current distribution return in information furnished to present or prospective shareowners.

Current distribution return should also be considered relative to changes in the value of the fund's shares and to the risks associated with the fund's investment objective and policies. For example, in comparing current distribution returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rate and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.

DETERMINATION OF NET ASSET VALUE

The net asset value of each fund's share will be determined on any day that the New York Stock Exchange ("NYSE") is open. The NYSE is closed in celebration of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value is determined by dividing the fund's net assets by the number of its shares outstanding. Securities owned by a fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund's net assets, and current market value of such options sold by a fund will be subtracted from that fund's net assets. Any other investments of a fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by management.

Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in a fund's net asset value unless management under the supervision of the Company's Board of Directors, determines that the particular event would materially affect the net asset value. As a result, a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund.

AVAILABILITY OF THE FUNDS

Investment in the Company is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Company. However, the Company does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Company should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the directors believe that economic conditions exist that would make such a practice detrimental to the best interests of a fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

MANAGEMENT

The Investment Managers.

SSB Citi. SSB Citi Fund Management LLC ("SSB Citi") serves as the investment adviser to Smith Barney Pacific Basin Portfolio, Smith Barney International All Cap Growth Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Core Portfolio, Smith Barney High Income Portfolio and Smith Barney Money Market Portfolio. SSB Citi manages the day to day operations of each such fund pursuant to a management agreement entered into by the Company on behalf of each fund. Under each management agreement, SSB Citi will (a) manage the fund's assets in accordance with the fund's investment objective(s) and policies as stated in the Prospectus and the SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; (d) employ professional portfolio managers and securities analysts who provide research services to the fund;
(e) administer the fund's corporate affairs and, in connection therewith, furnish the fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities; and (f) prepare reports to shareholders and reports to and filings with the SEC and state blue sky authorities if applicable. In providing these services, SSB Citi will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each fund's assets.

By written agreement, research and other departments and staff of Salomon Smith Barney will furnish SSB Citi with information, advice and assistance and will be available for consultation on the Company's funds. Thus, Salomon Smith Barney may also be considered an investment adviser to the Company. Salomon Smith Barney's services are paid for by SSB Citi; there is no charge to the Company for such services.

SSB Citi's name was formerly SSBC Fund Management Inc., and also formerly Mutual Management Corp., and Smith Barney Mutual Funds
Management, Inc.

TIA. Travelers Investment Adviser, Inc. ("TIA" or the "Manager"), an affiliate of SSB Citi, manages the investment operations of Alliance Growth Portfolio, AIM Capital Appreciation Portfolio, Putnam Diversified Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Global High Yield Portfolio and Van Kampen Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Company on behalf of each TIA Portfolio.

TIA and the Company have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the fund's assets in accordance with the fund's investment objective(s) and policies as stated in the Prospectus and the SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the fund.

TIA has also entered into a sub-administrative services agreement with SSB Citi pursuant to which SSB Citi will: (a) assist TIA in supervising all aspects of each TIA Portfolio's operations; (b) supply each TIA Portfolio with office facilities, statistical and research services, data processing services, clerical, accounting and bookkeeping services; and (c) prepare reports to each TIA Portfolio's shareholders and prepare reports to and filings with the SEC and state blue sky authorities, if applicable. TIA pays SSB Citi, as sub-administrator, a fee in an amount equal to an annual rate of 0.10% of each TIA Portfolio's average daily net assets.

Subject to the provisions of any applicable subadvisory agreement, TIA is responsible for the investment operations of each fund and for furnishing or causing to be furnished to each fund advice and assistance with respect to the purchase, retention and disposition of investments, in accordance with each fund's investment objectives, policies and restrictions as stated in the Prospectus and SAI.

TAMIC. Travelers Asset Management International Company, LLC an affiliate of SSB Citi and TIA, manages the investment operations of Travelers Managed Income Portfolio pursuant to a management agreement entered into by the Company on behalf of Travelers Managed Income Portfolio. Under the agreement, TAMIC furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon the fund's investment policies. TAMIC has responsibility for the investment decisions of the fund, subject to the supervision, direction and approval of the Board of Directors.

General. Under each management agreement SSB Citi, TIA or TAMIC, as the case may be, will administer the fund's corporate affairs, and, in connection therewith, is responsible for furnishing or causing to be furnished to each applicable fund advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of the fund, bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Company. Each fund receives discretionary advisory services provided by the Manager or by a subadviser (pursuant to a Subadvisory Agreement) who is identified, retained, supervised and compensated by the Manager.

Each management agreement further provides that all other expenses not specifically assumed by SSB Citi, TIA or TAMIC under the management agreement on behalf of a fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the Company's shares and the Company under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" of the Company as defined under the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Company's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each of the Company's funds; general corporate expenses are allocated on the basis of relative net assets.

SSB Citi, TIA, TAMIC and each subadviser are subject to the supervision and direction of the Company's Board of Directors and manage the applicable fund in accordance with its investment objective and policies, make investment decisions for the fund, place orders to purchase and sell securities and employ professionals who provide research services. All orders for transactions in securities on behalf of a fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

Each management agreement shall continue from year to year if specifically approved at least annually as required by the 1940 Act, except that for the Large Capitalization Growth Portfolio, Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio, the funds are in an initial two-year term. Each Management Agreement further provides that it shall terminate automatically in the event of its assignment (as defined in the 1940 Act) and that it may be terminated without penalty by either party on not less than 60 days' written notice.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

Management Fees. The Manager has agreed to waive its fee to the extent that the aggregate expenses of any of Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and Smith Barney Money Market Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.25% of the average daily net assets for any fiscal year of each such fund. The Manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney International All Cap Growth Portfolio, Smith Barney Pacific Basin Portfolio and Salomon Brothers Global High Yield Portfolio exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 1.50% of the average daily net assets for any fiscal year of each such fund. The Manager has agreed to waive its fee to the extent that the aggregate expenses of the Smith Barney Aggressive Growth Portfolio and the Smith Barney Mid Cap Core Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.00% and 0.95%, respectively, of the average daily net assets for any fiscal year of each such fund. Each of these voluntary expense limitations shall be in effect until it is terminated by notice to shareowners and by supplement to the then current Prospectus or SAI.

Each management agreement also provides that SSB Citi, TIA or TAMIC shall not be liable to the Company for any error of judgment or mistake of law or for any loss suffered by the Company so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management agreement. Each subadvisory agreement also provides that the subadviser shall not be liable to SSB Citi, TIA, TAMIC or the fund for any error of judgment or mistake of law or for any loss suffered by SSB Citi, TIA, TAMIC or the fund so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the subadvisory agreement.

For the periods shown, each fund paid the following management fee:




Fund
Fiscal Year
Ended
October 31,
1998
Fiscal
Year
Ended
October
31, 1999
Fiscal
Year
Ended
October
31, 2000
Smith Barney Pacific Basin Portfolio
$127,738
$148,272
$224,05
2
Smith Barney International All Cap
Growth Portfolio
2,099,425
2,342,32
3
4,006,0
24
Smith Barney Large Cap Value
Portfolio
2,461,022
3,270,97
3
3,403,8
39
Smith Barney Large Capitalization
Growth Portfolio*
25,610
716,521
1,969,1
01
Alliance Growth Portfolio
5,537,281
8,113,79
4
11,011,
245
AIM Capital Appreciation Portfolio
1,783,860
2,130,32
9
3,363,2
24
Van Kampen Enterprise Portfolio
1,677,943
2,079,15
2
2,542,5
09
MFS Total Return Portfolio
2,992,300
4,481,08
6
5,085,3
77
Smith Barney Aggressive Growth
Portfolio
N/A
N/A
355,785
Smith Barney Mid Cap Core Portfolio**
N/A
N/A
69,165
Salomon Brothers Global High Yield
Portfolio
244,014
207,594
174,410
Travelers Managed Income Portfolio
258,425
563,198
846,508
Putnam Diversified Income Portfolio
1,084,982
1,201,89
7
1,144,8
69
Smith Barney High Income Portfolio
915,654
1,133,69
5
1,211,0
48
Smith Barney Money Market Portfolio
622,117
1,038,52
0
1,539,1
90

*	The Manager waived $25,521 of its management fees for the fund for the period from May 1, 1998 (commencement of
	operations) to October 31, 1998.
**	The Manager waived a portion of its management fee for the
fund in the amount $48,972 for the fiscal year ended October 31, 2000.


The Subadvisers.

Alliance Growth Portfolio is advised by Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. For the services provided to the fund by Alliance Capital, the Manager pays Alliance Capital an annual fee calculated at a rate of 0.375% of the fund's average daily net assets, paid monthly.

Alliance Capital is a leading global investment management firm supervising client accounts with assets as of December 31, 2000, totaling approximately $454 billion (of which approximately $175 billion representing the assets of investment companies). Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance Capital is able to compete for virtually any portfolio assignment in any developed capital market in the world.

Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2000, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the NYSE in the form of units ("Alliance Holding Units"). As of December 31, 2000, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and 53% of the outstanding Alliance Units. AXA Financial is a Delaware corporation whose shares are traded on the NYSE. AXA Financial is a wholly-owned subsidiary of AXA.

AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Advisors, Inc., which is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. For services provided by AIM Capital, the Manager pays to AIM Capital an annual fee calculated at the rate of 0.375% of the fund's average daily net assets, paid monthly.

Van Kampen Enterprise Portfolio is advised by Van Kampen Asset Management Inc. ("VKAM"). VKAM is located at One Parkview Plaza, Oakbrook Terrace, IL 60181 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. For the services provided by VKAM, the Manager pays to VKAM an annual fee calculated at the rate of 0.325% of the fund's average daily net assets, paid monthly.

Putnam Diversified Income Portfolio is advised by Putnam Investment Management, Inc. ("Putnam Management"). Putnam Management is located at One Post Office Square, Boston, Massachusetts 02109. Putnam Management is a subsidiary of Putnam Investments, Inc., which, other than shares held by employees, is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. For the services provided by Putnam Management, the Manager pays Putnam Management an annual fee calculated at the rate of 0.35% of the fund's average daily net assets, paid monthly.

Salomon Brothers Global High Yield Portfolio is advised by Salomon Brothers Asset Management Inc. ("SaBAM"). SaBAM is located at Seven World Trade Center, New York, New York 10048. SaBAM is a wholly owned subsidiary of Citigroup and is an
affiliate of SSB Citi.   For the services provided by SaBAM, the
Manager pays to SaBAM an annual fee calculated at the rate of 0.375% of the fund's average daily net assets, paid monthly.

MFS Total Return Portfolio is advised by Massachusetts Financial Services Company ("MFS"). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116 and is an indirect subsidiary of Sun Life Assurance Company of Canada. For services provided by MFS, the Manager pays MFS an annual fee calculated at a rate equal to 0.375% of the fund's average daily net assets, paid monthly.

Portfolio Transactions and Distribution

Salomon Smith Barney (the "Distributor"), located at 388
Greenwich Street, New York, New York 10013, distributes shares of the funds as principal underwriter.

The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933.

The Distributor acts as the principal underwriter of the shares of the funds pursuant to a written agreement for the funds ("Underwriting Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the Company's outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor is not currently paid a fee for the provision of distribution services with respect to the funds.

The Company's Board of Directors has determined that agency transactions in equity securities for the Company may be executed through Salomon Smith Barney or any broker-dealer affiliate of Salomon Smith Barney (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Company as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Company a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Company will not deal with Salomon Smith Barney in any transactions in which Salomon Smith Barney acts as principal. In addition, the Alliance Growth Portfolio will not deal with Sanford C. Bernstein Company LLC ("Bertstein") (an affiliate of Alliance Capital) in any transactions in which Bernstein acts as principal. In addition, the Van Kampen Enterprise Portfolio may not deal with Morgan Stanley Dean Witter & Co. ("Morgan Stanley") (an affiliate of VKAM) in any transaction in which Morgan Stanley acts as principal.

Shown below are the total brokerage fees paid by the Company for the fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000 on behalf of the funds, the portion paid to Salomon Smith Barney and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During the fiscal year ended October 31, 1998 the total amount of commissionable transactions was $2,302,807,589, $234,697,629 (10.19%) of which was directed to Salomon Smith Barney and executed by unaffiliated brokers and $2,068,109,960 (89.81%) of which was directed to other brokers. During the fiscal year ended October 31, 1999 the total amount of commissionable transactions was $2,989,869,788, $151,780,400 (5.08%) of which was directed to Salomon Smith Barney and executed by unaffiliated brokers and $2,838,089,388 (94.92%) of which was directed to other brokers. During the fiscal year ended October 31, 2000 the total amount of commissionable transactions was $3,101,501,758, $185,325,203 (5.98%) of which was directed to Salomon Smith Barney and executed by unaffiliated brokers and $2,916,176,555 (94.02%) of which was directed to other brokers.

Commissions:

Fiscal Year
Ended
Total
To SalomonSmithBarney

To Others (for execution
only)
October 31,
1998
$2,199,437
$244,471  (11.12%)
$1,954,966    (88.88%)
October 31,
1999
$4,130,627
$223,754  (5.42%)
$3,906,873    (94.58%)
October 31,
2000
$3,977,292
$252,868  (6.36%)
$3,724,424    (93.64%)


The Company attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the management of the Company takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the manager's expenses in a determinable amount. These various services may, however, be useful to the manager or Salomon Smith Barney in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company.

The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board of Directors and to maintain records in connection with such reviews.


OTHER INFORMATION ABOUT THE COMPANY

The Company, an open-end managed investment company, was incorporated in Maryland on February 22, 1994. The Company has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. The Board of Directors has authorized the issuance of fifteen series of shares, each representing shares in one of fifteen separate funds - Smith Barney Pacific Basin Portfolio, Smith Barney International All Cap Growth Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Alliance Growth Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Core Portfolio, MFS Total Return Portfolio, Salomon Brothers Global High Yield Portfolio, Travelers Managed Income Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio and Smith Barney Money Market Portfolio. The directors also have the power to create additional series of shares. The assets of each fund will be segregated and separately managed and a shareowner's interest is in the assets of the fund in which he or she holds shares.

The directors may also authorize the creation of additional series of shares and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The investment objectives, policies and restrictions applicable to additional funds would be established by the directors at the time such funds were established and may differ from those set forth in the Prospectus and this SAI. In the event of liquidation or dissolution of a fund or of the Company, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

The Articles of Incorporation may be amended only upon the vote of a majority of the shares of capital stock of the Company outstanding and entitled to vote, and in accordance with applicable law, except for certain amendments that may be made by the directors.

The Articles of Incorporation further provide that the Company shall indemnify its directors, officers and employees against any liability to the Company or to a shareowner, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties. With the exceptions stated, the Articles of Incorporation provide that a director, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Company.

The Company shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination of the corporation or any of the series of the corporation by action of the shareowners or by action of the directors upon notice to the shareowners.

Voting Rights. The Company offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance company is technically the shareholder of the Company and, under the 1940 Act, is deemed to be in control of the Company. Nevertheless, with respect to any Company shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Company in accordance with the procedures set forth in the accompanying prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Company attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of a fund represents an equal proportionate interest in that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the directors. Shareowners are entitled to one vote for each share held and will vote by individual fund except to the extent required by the 1940 Act. The Company is not required to hold shareowner meetings annually, although special meetings may be called for the Company as a whole, or a specific fund, for purposes such as electing or removing directors, changing fundamental policies or approving a management contract.

Shares of the Company entitle their owners to one vote per share; however, on any matter submitted to a vote of the shareowners, all shares then entitled to vote will be voted by individual fund unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a fund would be voted upon only by shareowners of the fund involved. Additionally, approval of an amendment to a fund's advisory or subadvisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareowners of one fund is effective as to that fund whether or not enough votes are received from the shareowners of the other funds to approve the proposal as to that fund.

The directors themselves have the power to alter the number and the terms of office of the directors, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds of the directors have been elected by the shareowners of the Company. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Company may elect all of the directors irrespective of the votes of other shareowners.

Custodians. Portfolio securities and cash owned by the Company on behalf of Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Alliance Growth Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Core Portfolio, MFS Total Return Portfolio, Travelers Managed Income Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, and Smith Barney Money Market Portfolio are held in the custody of PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103. Foreign securities, if any, will be held in the custody of Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245.

Portfolio securities and cash owned by the Company on behalf of Smith Barney Pacific Basin Portfolio, Smith Barney International All Cap Growth Portfolio and Salomon Brothers Global High Yield Portfolio are held in the custody of Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245.

Independent Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Company's independent auditors for its fiscal year ending October 31, 2001, to examine and report on the financial statements and financial highlights of the Company.

As of February 5, 2001, to the knowledge of the funds and the Board of Directors, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the funds with the exception of the following:

Portfolio
Shareholder Name/Address
Number of
Shares
Percent
Smith Barney Pacific Basin
Portfolio
Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
840,634.655
51.99

Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
666,836.481
41.25

Mutual Management Corp.
C/O Salomon Smith Barney
388 Greenwich Street
New York, NY  10013
109,204.482
6.76
Smith Barney International
All Cap Growth Portfolio
Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
11,228,217.817
48.14

Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
9,962,710.692
42.73



Equitable Life of Iowa
Prime Elite
Attn.: Gina Keck M51
604 Locust Street
Des Moines, IA  50306
37,496,180.56
9.08
Smith Barney Large Cap Value
Portfolio
Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
12,124,315.395

44.89


Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
10,437,887.043
38.65

Equitable Life of Iowa
Prime Elite
Attn.: Gina Keck M51
604 Locust Street
Des Moines, IA  50306
4,436,456.15
16.43
Smith Bare Large
Capitalization Growth
Portfolio
Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
16,097,819.619
75.42

Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
5,245,101.372
24.58
Smith Barney Aggressive
Growth Portfolio
Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
13,325,487.726
87.06

Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
2,979,757.634
12.94
Smith Barney Mid Cap Core
Portfolio
Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
1,390,446.947
97.95
Alliance Growth Portfolio
Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
29,627,848.607
62.93

Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
17,450,479.550
37.07
AIM Capital Appreciation
Portfolio

Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
10,135,063.553
50.12


Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
9,207,938.028
45.53
Van Kampen Enterprise
Portfolio
Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
6,449,622.133
51.83



Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
5,994,379.413
48.17
MFS Total Return Portfolio
Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
21,886,096.729
52.05

Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
19,538,477.183
46.47
Salomon Brothers Global High
Yield
Portfolio
Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
1,132,320.613
62.50

Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
679,273.582
37.50

Travelers Managed Income
Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
20,988,455.280
81.13

Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
2,556,464.183
18.87
Putnam Diversified Income
Portfolio
Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
7,928,518.435
60.66

Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
4,932,507.078
37.74
Smith Barney High Income
Portfolio
Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
10,650,075.285
58.19

Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
5,966,606.002
32.60

Equitable Life of Iowa
Prime Elite
Attn.: Gina Keck M51
604 Locust Street
Des Moines, IA  50306
1,685,412.982
9.21
Smith Barney Money Market
Portfolio
Travelers Life & Annuity
Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
173,195,550.888
48.72

Travelers Insurance Co.
Attn.: Shareholder
Accounting, 6MS
One Tower Square
Hartford, CT  06183
172,112,377.302
48.42




FINANCIAL STATEMENTS


The Company's Annual Report for the fiscal year ended October 31,
2000 is incorporated herein by reference in its entirety. It was filed with the Securities and Exchange Commission on January 5, 2001, (Accession Number 91155-00-000045).


OTHER INFORMATION

Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offer more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Classic Series  - our portfolio manager
driven funds
Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

	Index Series - funds that track the
market
Our Index funds are designed to provide investment results that track, as closely as possible, the performance of a stock or bond market index. This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of trying to outperform a market or segment, a portfolio manager looks to an index to determine which securities the fund should own.

	Premier Selections Series - our best
ideas, concentrated funds
We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

Research Series - driven by exhaustive fundamental securities analysis
Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management
(CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series - our solution to funds that stray
Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.



APPENDIX A

RATINGS ON DEBT OBLIGATIONS BOND (AND NOTES)

Moody's Investors Service, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" or "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ -	Continuance of the rating is contingent upon S&P's receipt
of closing documentation confirming investments and cash flow.

* -	Continuance of the rating is contingent upon S&P's receipt
of an executed copy of the escrow agreement.

NR - Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch, Inc.

AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB - Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B - Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

CCC, CC, C - Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.


COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch, Inc.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch's short-term ratings are as follows:

F1+ - Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments.
The "+" denotes an exceptionally strong credit feature.

F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.




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